EXHIBIT 10.2
                               [364 DAY FACILITY]




                            CREDIT FACILITY AGREEMENT


                      PIONEER NATURAL RESOURCES USA, INC.,
                                  as Borrower,

                                       and

                           NATIONSBANK OF TEXAS, N.A.,
                            as Administrative Agent,

                                       and

                                   CIBC INC.,
                             as Documentation Agent,

                                       and

                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                             as Documentation Agent,

                                       and

                            THE CHASE MANHATTAN BANK,
                              as Syndication Agent,

                         THE CO-AGENTS SIGNATORY HERETO,

                                       and

                       THE OTHER LENDERS SIGNATORY HERETO


as of August 7, 1997                                              $300,000,000

                                TABLE OF CONTENTS

                                                                           Page

ARTICLE 1             DEFINITIONS AND REFERENCES...........................  1
      Section 1.1     Defined Terms........................................  1
      Section 1.2     Exhibits and Schedules............................... 17
      Section 1.3     Amendment of Defined Instruments..................... 17
      Section 1.4     References and Titles................................ 18
      Section 1.5     Calculations and Determinations...................... 18

ARTICLE 2             LOANS................................................ 18
      Section 2.1     Making the Loans..................................... 18
      Section 2.2     Requests for Revolving Loan Advances................. 19
      Section 2.3     Rate Elections....................................... 20
      Section 2.4     Swing Line Borrowings................................ 21
      Section 2.5     Procedure for Swing Line Advances.................... 22
      Section 2.6     Swing Line Advances.................................. 24
      Section 2.7     Facility Fee......................................... 25
      Section 2.8     Managing Agents' Fees................................ 25
      Section 2.9     Termination and Reduction of Commitments............. 25
      Section 2.10    Optional Prepayments................................. 26
      Section 2.11    Payments to Lenders.................................. 26
      Section 2.12    Extension of Maturity Date and of Commitments........ 27
      Section 2.13    [Intentionally Omitted............................... 29
      Section 2.14    [Intentionally Omitted............................... 29
      Section 2.15    [Intentionally Omitted............................... 29
      Section 2.16    Capital Reimbursement................................ 29
      Section 2.17    Increased Cost of Eurodollar Portions................ 29
      Section 2.18    Availability......................................... 30
      Section 2.19    Funding Losses....................................... 30
      Section 2.20    Taxes................................................ 32
      Section 2.21    Make-Whole Qualifications............................ 34
      Section 2.22    Competitive Bid Advances............................. 36

ARTICLE 3             CONDITIONS PRECEDENT TO LENDING...................... 40
      Section 3.1     Initial Conditions Precedent......................... 40
      Section 3.2     Additional Conditions Precedent...................... 41

ARTICLE 4             REPRESENTATIONS AND WARRANTIES....................... 43
      Section 4.1     Borrower's Representations and Warranties............ 43
      Section 4.2     Representation by Lenders............................ 47

                                TABLE OF CONTENTS
                                   (continued)
                                                                           Page

ARTICLE 5             COVENANTS OF BORROWER................................ 47
      Section 5.1     Affirmative Covenants................................ 47
      Section 5.2     Negative Covenants................................... 51
      Section 5.3     Financial Covenants.................................. 54

ARTICLE 6             EVENTS OF DEFAULT AND REMEDIES....................... 55
      Section 6.1     Events of Default.................................... 55
      Section 6.2     Remedies............................................. 59
      Section 6.3     Annulment of Acceleration............................ 60
      Section 6.4     Indemnity............................................ 60

ARTICLE 7             AGENTS............................................... 62
      Section 7.1     Appointment and Authority............................ 62
      Section 7.2     Agent's Reliance..................................... 63
      Section 7.3     Lenders' Credit Decisions............................ 64
      Section 7.4     Indemnification...................................... 64
      Section 7.5     Rights as Lender..................................... 64
      Section 7.6     Sharing of Set-Offs and Other Payments............... 65
      Section 7.7     Investments.......................................... 65
      Section 7.8     Benefit of Article 7................................. 66
      Section 7.9     Resignation and Removal.............................. 66

ARTICLE 8             MISCELLANEOUS........................................ 67
      Section 8.1     Waivers and Amendments............................... 67
      Section 8.2     Survival of Agreements; Cumulative Nature............ 68
      Section 8.3     Notices.............................................. 68
      Section 8.4     Parties in Interest.................................. 69
      Section 8.5     Governing Law........................................ 69
      Section 8.6     Limitation on Interest............................... 69
      Section 8.7     Termination; Limited Survival........................ 71
      Section 8.8     Assignments; Participations.......................... 71
      Section 8.9     Confidentiality...................................... 73
      Section 8.10    Severability......................................... 74
      Section 8.11    Counterparts......................................... 74
      Section 8.12    WAIVER OF JURY TRIAL, PUNITIVE DAMAGES............... 74
      Section 8.13    Several Obligations.................................. 74
      Section 8.14    Nonliability of Lenders.............................. 75
      Section 8.15    Setoff............................................... 75
      Section 8.16    Release of Liens..................................... 75
      Section 8.17    Forum Selection and Consent to Jurisdiction.......... 75
      Section 8.18    Renewal, Extension or Rearrangement.................. 76
      Section 8.19    Entire Agreement..................................... 76

                             EXHIBITS AND SCHEDULES

Exhibits:

Exhibit A-1      -    Form of Loan Note
Exhibit A-2      -    Form of Swing Line Note
Exhibit A-3      -    Form of Competitive Bid Note
Exhibit B-1      -    Form of Guaranty
Exhibit B-2      -    Form of Parent Guaranty
Exhibit C        -    Form of Request for Advance
Exhibit D        -    Form of Rate Election
Exhibit E        -    Form of Request for Swing Line Bid
Exhibit F        -    Form of Swing Line Bid
Exhibit G        -    Form of Acceptance Notice
Exhibit H        -    Form of Opinion of Parent's, Borrower's and Restricted
                      Subsidiaries' Counsel
Exhibit I        -    Organization Chart of Parent and its Subsidiaries
Exhibit J        -    Form of Designated Officer's Certificate
Exhibit K-1      -    Form of Election to Convert
Exhibit K-2      -    Form of Release
Exhibit L        -    Form of Agreement to be Bound
Exhibit M        -    Form of Pledge Agreement
Exhibit N        -    Form of Request for Competitive Bid Offer
Exhibit O        -    Form of Competitive Bid Offer
Exhibit P        -    Form of Bid Acceptance
Exhibit Q        -    Form of Certificate of Extension


Schedules:

Schedule 1       -    Schedule of Lenders' Commitments and Percentage Share
Schedule 2       -    Disclosure Schedule
Schedule 3       -    Schedule of Restricted Subsidiaries
Schedule 4       -    Schedule of Insurance
Schedule 5       -    Schedule of Security Instruments

                            CREDIT FACILITY AGREEMENT

         THIS CREDIT FACILITY AGREEMENT is made as of August 7, 1997 (together with all amendments, renewals, extensions and other modifications, if any, from time to time hereafter made hereto, the "Agreement" or "Credit Facility
Agreement"), by and among PIONEER NATURAL RESOURCES USA, INC., a Delaware corporation and wholly-owned subsidiary of the Parent (the "Borrower"), and NATIONSBANK OF TEXAS, N.A., CIBC INC., MORGAN GUARANTY TRUST COMPANY OF NEW YORK, THE CHASE MANHATTAN BANK, in the capacities herein identified, the Co-Agents party hereto, and the other Lenders from time to time parties hereto.

         The parties hereto agree as follows:

                                    ARTICLE 1

                           DEFINITIONS AND REFERENCES

         Section 1.1 Defined Terms. As used in this Agreement, each of the following terms has the meaning given it in this Section or in the sections and subsections referred to below:

         "Acceptance Notice" has the meaning given it in Section 2.5(f).

         "Accepting Lenders" is defined in Section 2.12(c).

         "Adjusted Eurodollar Rate" means, with respect to each particular Eurodollar Portion and the associated Eurodollar Rate and Reserve Percentage, the rate per annum determined hereunder by Administrative Agent on a daily basis pursuant to the following formula:

                   AER     =          ER      + EM
                                   ---------
                                   1.00 - RP

                   AER     =      Adjusted Eurodollar Rate
                   ER      =      Eurodollar Rate
                   RP      =      Reserve Percentage
                   EM      =      Eurodollar Margin

The Adjusted Eurodollar Rate shall change as and when the associated Reserve Percentage and Eurodollar Margin change.

         "Administrative   Agent"  means   NationsBank   of  Texas,   N.A.,   as
Administrative Agent hereunder and its successors and assigns in such capacity.

         "Advance" means any Revolving Loan Advance, Competitive Bid Advance or Swing Line Advance.

         "Affiliate" means, as to any Person, each other Person that directly or indirectly (through one or more intermediaries or otherwise) controls, is controlled by, or is under common control with, such Person.

         "Agent" means any of the Managing Agents or the Collateral Agent hereunder, solely in such capacities and not in their respective capacities as Lenders.

         "Agreement"  means  this  Credit  Facility  Agreement,  as this  Credit
Facility Agreement may be amended, modified or restated from time to time hereafter.

         "Agreement to be Bound" means an agreement to be bound entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 8.8), and accepted by the Administrative Agent, in substantially the form of Exhibit L or any other form approved by the Administrative Agent.

         "Applicable Rating Level" means the level set forth below that corresponds to the highest of ratings issued from time to time by Moody's and S&P, as applicable to Borrower's senior unsecured long-term debt:


                        Moody's                S&P
                  -------------------    -------------------
Level I           greater than   Baa1    greater than   BBB+
Level II                         Baa1                   BBB+
Level III                        Baa2                   BBB
Level IV                         Baa3                   BBB-
Level V              less than   Baa3       less than   BBB-

For example, if the Moody's rating is Baa1 and the S&P rating is BBB, Level II shall apply.

         For purposes of the foregoing, (i) "greater than" means a rating more favorable than; "less than" means a rating less favorable than; (ii) if ratings for the Company's senior unsecured long-term debt shall not be available from S&P or Moody's, Level V shall be deemed applicable; (iii) if any of the Rating Agencies shall change its ratings nomenclature prior to the date all Obligations have been paid and the Commitments canceled, Borrower and the Lenders shall negotiate in good faith to amend the references to specific ratings in this definition to reflect such change, and pending such amendment, if an appropriate Applicable Rating Level is otherwise not determinable based upon the foregoing grid, the last Applicable Rating Level in effect at the time of such change shall continue to apply.

         "Base Rate" means the fluctuating per annum rate of interest from time to time in effect equal to the higher of (a) the rate of interest as publicly announced by Administrative Agent as its "Prime Rate" or (b) the Federal Funds Rate plus one-half of one percent (1/2 of 1%), whether or not Borrower has notice thereof. Such rate is set by Administrative Agent as a general rate of interest, taking into account such factors as Administrative Agent may deem appropriate, it being understood that many of Administrative Agent's commercial or other loans are priced in relation to such rate, that it is not necessarily the lowest or best rate actually charged to any customer and that Administrative Agent may make various commercial or other loans at rates of interest having no relationship to such rate. If Administrative Agent's Prime Rate or the Federal Funds Rate changes after the date hereof, the Base Rate shall be automatically increased or decreased, as the case may be, without prior notice to Borrower from time to time as of the effective time of each change in Administrative Agent's Prime Rate or the Federal Funds Rate. The Administrative Agent shall promptly thereafter notify Borrower of such change in the Base Rate.

         "Base Rate Portion" means that portion of the unpaid principal balance of a Loan which is not made up of Eurodollar Portions, Swing Line Advances or Competitive Bid Advances.

         "Bid Acceptance" means a Bid Acceptance substantially in the form of Exhibit P hereto with appropriate insertions.

         "Borrower" is defined in the Preamble hereto.

         "Business Day" means a day on which commercial banks are open for business with the public in the State of Texas. Any Business Day in any way relating to Eurodollar Portions (such as the day on which a Eurodollar Interest Period begins or ends) must also be a day on which, in the reasonable, good faith judgment of Administrative Agent, significant transactions in dollars are carried out in the interbank eurocurrency market.

         "Certificate of Extension" means a certificate of Borrower, executed by a Designated Officer and delivered to the Administrative Agent, in substantially the form of Exhibit Q, which requests an extension of the then scheduled Maturity Date pursuant to Section 2.12.

         "Co-Agent" means each of Bank of America National Trust and Savings Association, The Bank of New York, The Bank of Nova Scotia, Royal Bank of Canada, Union Bank of California, N.A., The Fuji Bank Limited - Houston Agency, and Wells Fargo Bank. N.A., as Co-Agents, and their respective successors and assigns in such capacity.

         "Collateral Agent" means NationsBank of Texas, N.A., as collateral agent under the Security Instruments and its successors and assigns in such capacity.

         "Commitment" means, with respect to each Lender, such Lender's Loan Commitment.

         "Competitive Bid Advances" has the meaning given it in Section 2.22.

         "Competitive Bid Note" has the meaning given it in Section 2.22.

         "Competitive  Bid  Obligations"   means,  at  the  particular  time  in
question, the sum of all outstanding Competitive Bid Advances.

         "Competitive Bid Offer" has the meaning given it in Section 2.22.

         "Competitive Bid Rate" has the meaning given it in Section 2.22.

         "Consolidated" refers to the consolidation of any Person, in accordance with GAAP, with its properly consolidated Subsidiaries. References herein to a Person's Consolidated financial statements, financial position, financial condition, or liabilities refer to the consolidated financial statements, financial position, financial condition or liabilities, as the case may be, of such Person and its properly consolidated Subsidiaries.

         "Consolidated Interest Expense" is defined in Section 5.3(a).

         "Credit Facility Agreement" means this Credit Facility Agreement, as this Credit Facility Agreement may be amended, modified or restated from time to time hereafter.

         "Debt" of any Person means, without duplication:

(a)  indebtedness of such Person for borrowed money;

(b) indebtedness of such Person constituting an obligation to pay the deferred purchase price of property or services (other than customary payment terms taken in the ordinary course of such Person's business);

(c) indebtedness of such Person evidenced by a bond, debenture, note or similar instrument;

(d) principal obligations under leases capitalized in accordance with GAAP under which such Person is the lessee;

(e)  indebtedness,  contingent  or  otherwise,  of such Person  with  respect to
     bankers'   acceptances   or  the  face  amount  of  letters  of  credit  or
     applications or reimbursement agreements therefor;

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(f)  guaranties  of such  Person  of  indebtedness  or  obligations  of the type described in clauses (a), (b), (c), (d) or (e) above of any other Person or obligations to purchase or acquire or to otherwise protect or insure a creditor against loss in respect of indebtedness or obligations of the type described in clauses (a), (b), (c), (d) or (e) above of any other Person, but excluding endorsements in the ordinary course of business of negotiable instruments in the course of collection;

(g)  indebtedness or obligations of the type described in clauses (a), (b), (c),
     (d) or (e) above, which are secured by a Lien on any property owned by such Person, whether or not such indebtedness or obligations have been assumed by such Person (limited however to the lesser of (1) the amount of its liability or (2) the value of such property); and

(h) the undischarged balance of any production payment created by such Person or for the creation of which such Person directly or indirectly received payment;

provided, however, Debt shall not include (1) accounts payable incurred in the ordinary course of such Person's business, or (2) any obligations in respect of
(i) exchange, forward, future, swap, hedging or similar agreements and (ii) prepayments for gas or oil production or gas or oil imbalances.

         "Declining Lenders" is defined in Section 2.12(c).

         "Default" means any Event of Default and any default, event or condition which would, with the giving of any requisite notices and the passage of any requisite periods of time, constitute an Event of Default.

         "Default Rate" means, at the particular time in question, two percent (2%) per annum plus the Base Rate then in effect; provided, that, with respect to any Eurodollar Portion with an Eurodollar Interest Period extending beyond the date such Eurodollar Portion becomes due and payable, "Default Rate" shall mean, during such Eurodollar Interest Period, two percent (2%) per annum plus the related Eurodollar Rate and plus the applicable Eurodollar Margin.

         "Designated Officer" means any Executive Officer or any other individual duly elected to and holding one or more of the offices of vice president, managing director, executive director, secretary or assistant secretary of an Obligor, or any other Person authorized in writing by any Obligor to execute any Loan Document, in each case designated by an Obligor and acceptable to Required Lenders.

         "Disclosure Schedule" means (a) Schedule 2 hereto and (b) any documents listed on such schedule and expressly incorporated therein by reference, true and correct copies of which shall have been delivered to Managing Agents and each other Lender prior to the date hereof. Insofar as any representations and warranties made herein are incorporated by reference or otherwise remade in Loan

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Documents  delivered  as of a date  after the date hereof,  the term "Disclosure
Schedule" shall in such representations and warranties be deemed to refer as well to all other documents indicated by Borrower to be part of the Disclosure Schedule and which Borrower has at the particular time in question delivered to the Managing Agents, the Co-Agents and each other Lender and which have not been promptly objected to in writing by or on behalf of the Required Lenders.

         "Documentation Agent" means each of CIBC Inc. and Morgan Guaranty Trust Company of New York, as Documentation Agents, and their respective successors and assigns in such capacity.

         "EBITDAX" is defined in Section 5.3(a).

         "Effective Date" means the date the parties hereto shall have executed and delivered counterparts hereof to Administrative Agent and Administrative Agent shall have notified the parties hereto that the Effective Date shall have occurred.

         "Environmental Law" means any federal, state, or local statute, or rule or regulation promulgated thereunder, any judicial or administrative order or judgment to which Borrower, or any of its Subsidiaries is a party or which are applicable to Borrower or any of its Subsidiaries or its or their respective properties (whether or not by consent), and any provision or condition of any permit, license or other governmental operating authorization, relating to protection of the environment, persons or the public welfare from actual or potential exposure or the effects of exposure to any actual or potential release, discharge, spill or emission (whether past or present) of, or regarding the manufacture, processing, production, gathering, transportation, importation, use, treatment, storage or disposal of, any chemical, raw material, pollutant, contaminant or toxic or hazardous substance or waste.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, together with all rules and regulations promulgated with respect thereto.

         "ERISA Plan" means any pension benefit plan subject to Title IV of ERISA maintained by any Obligor or any Affiliate thereof with respect to which any Obligor has a fixed or contingent liability.

         "Eurodollar Interest Period" means, with respect to each particular Eurodollar Portion, a period of one (1), two (2), three (3) or six (6) months, or, subject to Section 2.3, a period of nine (9) or twelve (12) months, as specified in the Rate Election applicable thereto, beginning on and including the date specified in such Rate Election (which must be a Business Day), and ending on but not including the same day of the relevant month as the day on which it began (e.g., a period beginning on the third day of one month shall end on but not include the third day of another month), or if such month has no numerically corresponding day, on the last Business Day of such month, and provided that each Eurodollar Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (unless such next succeeding Business Day is the first Business Day of a calendar month, in which case such Eurodollar Interest Period shall end on the immediately preceding Business Day). No Eurodollar Interest Period may be elected for any Eurodollar Portion which would extend past the Maturity Date of the Loan of which the Eurodollar Portion is a part.

         "Eurodollar Margin" means, on any date, with respect to each Eurodollar Portion of a Revolving Loan, the number of basis points per annum set forth below based on the Applicable Rating Level on such date:


                   Applicable                   Eurodollar
                  Rating Level                    Margin
                  ------------                  ----------
                   Level I                       20.0 b.p.
                   Level II                      22.0 b.p.
                   Level III                     25.0 b.p.
                   Level IV                      30.0 b.p.
                   Level V                       47.0 b.p.

Changes in the Eurodollar Margin will occur automatically without prior notice. Administrative Agent will give notice promptly to Borrower and the Lenders of changes in the Eurodollar Margin.

         "Eurodollar Portion" means the unpaid principal balance of a Loan which Borrower designates as such in a Rate Election.

         "Eurodollar Rate" means, with respect to each particular Eurodollar Portion within a Tranche and with respect to the related Eurodollar Interest Period, the rate of interest per annum (stated to the nearest 10,000ths of 1%) determined by Administrative Agent in accordance with its customary general practices to be representative of the rates (stated to the nearest 10,000ths of 1%) at which deposits of dollars are offered to Administrative Agent at approximately 10:00 a.m., Dallas, Texas time, two Business Days prior to the first day of such Eurodollar Interest Period by prime banks in the interbank eurocurrency market which have been selected by Administrative Agent in accordance with its customary general practices for delivery on the first day of such Eurodollar Interest Period in an amount equal or comparable to the amount of Administrative Agent's Eurodollar Portion within such Tranche and for a period of time equal or comparable to the length of such Eurodollar Interest Period. The Eurodollar Rate determined by Administrative Agent with respect to a particular Eurodollar Portion shall be fixed at such rate for the duration of the associated Eurodollar Interest Period. If Administrative Agent is unable so to determine the Eurodollar Rate for any Eurodollar Portion, Borrower shall be deemed not to have elected such Eurodollar Portion.

         "Eurodollars" is defined in Section 2.18.

         "Event of Default" has the meaning given it in Section 6.1.

         "Executive Officer" means any individual duly elected to and holding one or more of the following offices of Borrower: President, Chief Executive Officer, Chief Financial Officer, Executive Vice President or Senior Vice President.

         "Existing Mesa Credit Facility" means that certain Credit Agreement, dated July 2, 1996, as amended and restated through April 15, 1997, among Mesa Operating, the Lenders therein named, Bankers Trust Company, as Syndication Agent, Societe Generale, Southwest Agency, as Documentation Agent, and The Chase Manhattan Bank, as Administrative Agent for the Lenders, as may be amended, restated or modified from time to time.

         "Existing Petroleum Credit Facility" means that certain Amended and Restated Credit Facility Agreement, dated as of July 31, 1996, among Petroleum, NationsBank of Texas, N.A., as Administrative Agent, CIBC Inc., as Documentation Agent, Bank of America National Trust and Savings Association, The Chase Manhattan Bank, First Union National Bank of North Carolina, Morgan Guaranty Trust Company of New York and Wells Fargo Bank, N.A., each as Co-Agent, and the Lenders signatory thereto, as amended by that certain First Amendment to Amended and Restated Credit Facility Agreement, dated as of May 15, 1997.

         "Facility Amount" means the aggregate amount of the Commitments (which amount shall initially be $300,000,000), as such amount may be reduced from time to time pursuant to the terms of this Agreement.

         "Facility Fee Rate" means, on any date that a facility fee is due pursuant to Section 2.7, the number of basis points per annum set forth below based on the Applicable Rating Level on such date:


                   Applicable                  Facility Fee Rate
                  Rating Level                      Margin
                  ------------                 -----------------
                   Level I                          7.0 b.p.
                   Level II                         8.0 b.p.
                   Level III                       10.0 b.p.
                   Level IV                        12.0 b.p.
                   Level V                         18.0 b.p.

Changes in the Facility Fee Rate will occur automatically without prior notice. Administrative Agent will give notice promptly to Borrower and the Lenders of changes in the Facility Fee Rate.

         "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day, as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate quoted to Administrative Agent on such day on such transactions as determined by Administrative Agent.

         "Fiscal Quarter" means a three-month period ending on March 31, June 30, September 30 or December 31 of each year.

         "Fiscal Year" means a twelve-month period ending on December 31 of each year.

         "Foreign Restricted Subsidiary" means any Restricted Subsidiary of the Borrower organized under the laws of any jurisdiction other than the United States or any state thereof.

         "GAAP" means those generally accepted accounting principles and practices which are recognized as such by the Financial Accounting Standards Board (or any generally recognized successor) and which, in the case of Parent, Borrower and their Consolidated Subsidiaries, are applied for all periods after the date hereof in a manner consistent with the manner in which such principles and practices were applied to the Updated Financial Statements (except for changes concurred with by Parent's or Borrower's independent public accountants). If any change in any accounting principle or practice is required by the Financial Accounting Standards Board (or any such successor) in order for such principle or practice to continue as a generally accepted accounting principle or practice, all reports and financial statements required hereunder with respect to Parent or Borrower or with respect to Parent, Borrower and their Consolidated Subsidiaries must be prepared in accordance with such change. In the event any changes in GAAP materially affect the calculation of Parent's EBITDAX to Consolidated Interest Expense Ratio or Consolidated Total Funded Debt to Total Capitalization as defined and described in Sections 5.3 (a) and (b), respectively, Parent, Borrower and Lenders agree to enter into good faith negotiations for an agreement to revise such tests to take into account such changes in GAAP; until Parent, Borrower and Majority Lenders have entered into such an agreement, such financial calculation shall continue to be made in accordance with GAAP as in effect immediately preceding the date of such change.

         "Governmental Authority" means any national, state, county or municipal government, domestic or foreign, any agency, board, bureau, commission, court, department or other instrumentality of any such government, or any arbitrator in any case which has jurisdiction over any of the Lenders, Borrower, its Subsidiaries or any properties of Borrower or its Subsidiaries.

         "Guaranty" means (i) any guaranty substantially in the form of Exhibit B-1, with appropriate insertions and deletions, executed or to be executed by any Restricted Subsidiary, as from time to time amended, modified, or supplemented, (ii) the Parent Guaranty, or (iii) any Guaranty delivered pursuant to Section 3.1(a)(1) of the Agreement as from time to time amended, modified, or supplemented, as the case may be.

         "Incumbent Directors" has the meaning given in Section 6.1(i).

         "Lenders" means each party hereto (other than Borrower), including, without limitation, NationsBank of Texas, N.A. in its capacity as a Lender hereunder rather than as Administrative Agent or Collateral Agent, CIBC Inc. in its capacity as a Lender hereunder rather than as Documentation Agent, Morgan Guaranty Trust Company of New York in its capacity as a Lender hereunder rather than as Documentation Agent, The Chase Manhattan Bank in its capacity as a Lender hereunder rather than as Syndication Agent, the Co-Agents in their capacity as Lenders hereunder rather than as Co-Agents, and the successors and assigns of each as holder of a Note.

         "Lien" means, any lien, mortgage, security interest, pledge, deposit, production payment, encumbrance, rights of a vendor under any title retention or conditional sale agreement or lease or other arrangement substantially equivalent thereto.

         "Loan" means any of a Revolving Loan, Competitive Bid Advance or Swing Line Advance, as the context requires.

         "Loan Commitment" means, with respect to each Lender, the amount set forth as such Lender's Loan Commitment opposite the name of such Lender in the column headed "New Commitment" or otherwise indicated on Schedule 1 attached hereto (or, if such Lender is an assignee, the amount of its Loan Commitment set forth in the assignment pursuant to which it became a Lender) as such amount may be reduced or increased from time to time pursuant to any assignment to which it is a party or otherwise pursuant to the terms of this Agreement.

         "Loan Commitment Period" means the period from and including the date hereof until and including the Maturity Date (or, if earlier, the day on which the Loan Notes first become due and payable in full or the Loan Commitments are terminated upon notice by Administrative Agent to Borrower pursuant to Section 6.1).

         "Loan Documents" means this Credit Facility Agreement, as the same may have been or may be amended from time to time hereafter, the Notes, the Swing Line Bids accepted by Borrower, the Bid Acceptances, the Acceptance Notices, the Guaranties, the Disclosure Schedule, the Security Instruments, the agreements with the Managing Agents referred to in Section 2.8, any amendments to any of the foregoing, and all other agreements, certificates, notices and disclosures at any time executed or certified by a Designated Officer of and on behalf of an Obligor and delivered by such Obligor or such Designated Officer in connection herewith or therewith (exclusive of term sheets, commitment letters, correspondence and similar documents used in the negotiation hereof or thereof).

         "Loan Note" has the meaning given it in Section 2.1(c).

         "Majority Lenders" means Lenders whose aggregate Percentage Shares exceed 50%.

         "Managing Agents" means Administrative Agent, each Documentation Agent and the Syndication Agent hereunder and their successors and assigns in such capacities.

         "Margin Regulations" means, as applicable, Regulations G, U and X of the Board of Governors of the Federal Reserve System, as from time to time in effect.

         "Material Adverse Effect" shall mean a material adverse effect on (a) the financial condition of Parent, Borrower and its Subsidiaries taken as a whole, or, prior to the Effective Date of this Agreement, Mesa or Petroleum, (b) the ability of Parent, Borrower and its Subsidiaries taken as a whole to operate their respective businesses, (c) the ability of Borrower to meet its obligations under the Loan Documents on a timely basis or (d) the ability of Obligors taken as a whole to meet their obligations under the Loan Documents on a timely basis; provided, however, that a material adverse effect that is limited to an Unrestricted Subsidiary shall not (i) be a Material Adverse Effect or (ii) be included in the determination of whether a Material Adverse Effect shall have occurred or shall be expected to occur.

         "Maturity Date" means the Original Maturity Date, or such other later date as may result from any extension requested by Borrower and consented to by the Lenders pursuant to Section 2.12.

         "Maximum Lawful Rate" has the meaning given it in Section 8.6.

         "Merger Agreement" has the meaning given it in Section 3.1(e).

         "Mergers" has the meaning given it in Section 3.1(e).

         "Mesa" means Mesa, Inc., a Delaware corporation.

         "Mesa Operating" means Mesa Operating Co., a Delaware corporation.

         "Moody's" means Moody's Investors Service, Inc. and any successor thereto that is a nationally-recognized rating agency.

         "Note" means any Loan Note, Swing Line Note or Competitive Bid Note.

         "Notice Period" has the meaning given it in Section 6.4.

         "Obligations" means all Debt from time to time owing by any of Obligors to any Agent or any Lender under or pursuant to any of the Loan Documents, including, without limitation, all Swing Line Obligations and Competitive Bid Obligations. "Obligation" means any part of the Obligations.

         "Obligor"   means  Parent,   Borrower  and   each   of  the  Restricted
Subsidiaries.

         "Original Maturity Date"  means the earlier of  (a) August 5,  1998 and
(b) the date on which the Loan Commitment of each Lender is reduced to zero or terminated.

         "Parent"   means   Pioneer  Natural  Resources  Company,    a  Delaware
corporation.

         "Parent Guaranty" means a guaranty substantially in the form of Exhibit B-2, with appropriate insertions and deletions, executed or to be executed by the Parent, as from time to time amended, modified, or supplemented, as the case may be.

         "Percentage  Share" means,  with respect to any Lender (a) when used in
Section 2.1 or 2.3, in any Request for Advance or when no Loans (other than Swing Line Advances or Competitive Bid Advances, if applicable) are outstanding hereunder, the percentage set forth opposite such Lender's name on Schedule 1 to this Agreement, or in documents of assignment delivered pursuant to Section 8.8, as such percentage may be adjusted from time to time by such assignment documents and (b) when used otherwise, the percentage equal to the unpaid principal balance of such Lender's Loans, other than Swing Line Advances and Competitive Bid Advances, at the particular time in question divided by the aggregate unpaid principal balance of all Loans of all Lenders, other than Swing Line Advances and Competitive Bid Advances, at such time.

         "Permitted Liens" means (a) Liens for taxes, assessments or other governmental charges or levies if the same shall not at the particular time in question be due and delinquent or (if foreclosure, distraint, sale or other similar proceedings shall not have been commenced or, if commenced, shall have been stayed) are being contested in good faith and by appropriate proceedings, and if the subject Borrower or Parent shall have set aside on its books such reserves (segregated to the extent required by sound accounting practices) as may be required by GAAP or otherwise determined by the Board of Directors of Borrower or Parent to be adequate with respect thereto; (b) Liens of carriers, warehousemen, mechanics, laborers, materialmen, landlords, vendors, workmen, and operators arising in the ordinary course of business or incident to the exploration, development, operations and maintenance of oil, gas and other hydrocarbon properties and related facilities and assets, for sums not yet due or being contested in good faith and by appropriate proceedings, if Borrower or Parent shall have set aside on its books such reserves (segregated to the extent required by sound accounting practices) as may be required by GAAP or otherwise determined by the Board of Directors of Borrower or Parent to be adequate with respect thereto; (c) Liens incurred in the ordinary course of Obligors' respective businesses in connection with worker's compensation, unemployment insurance and other social security legislation (other than ERISA); (d) Liens incurred in the ordinary course of Obligors' businesses to secure the performance of bids, tenders, trade contracts, leases (statutory only), statutory obligations, surety and appeal bonds, performance and return-of-money bonds and other obligations of a like nature; (e) Liens, easements, rights-of-way restrictions, servitudes, permits, conditions, covenants, exceptions, reservations and other similar encumbrances incurred in the ordinary course of Obligors' businesses or existing on property and not in the aggregate materially interfering with the ordinary conduct of Obligors' businesses; (f) legal or equitable encumbrances deemed to exist by reason of negative pledges such as in Section 5.2 of this Agreement or the existence of any litigation or other legal proceeding and any related lis pendens filing (excluding any attachment prior to judgment, judgment lien or attachment lien in aid of execution on a judgment); (g) rights of a common owner of any interest in property held by any Obligor as such common owner; (h) farmout, carried working interest, joint operating, unitization, royalty, overriding royalty, sales and similar agreements relating to the exploration or development of, or production from, oil and gas properties incurred in the ordinary course of business, (i) Liens arising pursuant to Section 9.319 of the Texas Uniform Commercial Code or other similar statutory provisions of other states with respect to production purchased from others; (j) Liens represented by capital leases permitted under this Agreement; (k) any defects, irregularities, or deficiencies in title to easements, rights-of-way or other properties which do not in the aggregate have a Material Adverse Effect; (l) Liens existing pursuant to the Security Instruments; (m) Liens existing in favor of Agents and Lenders under the Loan Documents; (n) Liens on assets of a Subsidiary of Parent or Borrower in favor of Parent, Borrower or another Restricted Subsidiary; (o) Liens on any property or assets owned or leased by Parent, Borrower or any Subsidiary existing at the time such property or asset was acquired (or at the time such Person became a Subsidiary); provided that (1) in the case of the acquisition of a Subsidiary, such lien only encumbers property or assets of such Subsidiary immediately prior to or at the time of acquisition by Borrower of such Subsidiary and (2) Borrower and Parent will use their best efforts to eliminate such Liens in a timely manner; (p) purchase money Liens, so long as such Liens only encumber property or assets (including any improvements thereon, accessions thereto or proceeds thereof) acquired with the proceeds of purchase money indebtedness incurred in connection with such Lien; (q) Liens on the stock or other ownership interest of or in any Unrestricted Subsidiary; (r) Liens in renewal or extension of any of the foregoing permitted Liens, so long as limited to the property or assets encumbered and the amount of indebtedness secured immediately prior to such renewal or extension; and (s) Liens approved in writing by or on behalf of the Required Lenders.

         "Person" means an individual, corporation, company, partnership, association, joint stock company, trust or trustee thereof, estate or executor thereof, unincorporated organization or joint venture, court or governmental unit or any agency or subdivision thereof, or any other legally recognizable entity.

         "Petroleum" means Parker & Parsley Petroleum Company, a Delaware corporation.

         "Pledge Agreement" means a Pledge Agreement substantially in the form of Exhibit M hereto, or other form of pledge agreement or deed of mortgage, in form and substance satisfactory to the Managing Agents and the subject Obligor, pledging an interest in the capital shares or stock of, partnership interests in, or other ownership interest in, a Restricted Subsidiary as from time to time amended, modified and supplemented.

         "Primary Facility" means that certain Credit Facility Agreement, dated as of August 7, 1997, among Pioneer Natural Resources USA, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, CIBC Inc., as Documentation Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent, The Chase Manhattan Bank, as Syndication Agent, the Co-Agents party thereto, and the Lenders party thereto, as such agreement may be amended, modified or restated from time to time.

         "Rate Election" has the meaning given it in Section 2.3.

         "Rating Agencies" means any or all of S&P or Moody's.

         "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System, as from time to time in effect.

         "Replacement Lenders" is defined in Section 2.12(c)(ii).

         "Request for Advance" means a written or telephonic request, or a written confirmation, made by a Borrower which meets the requirements of Section 2.2.

         "Request for Competitive Bid Offer" has the meaning given it in Section 2.22.

         "Request  for  Swing  Line  Bid"  has the  meaning  given it in Section
2.5(a).

         "Required Lenders" means Lenders whose aggregate Percentage Shares exceed 66 2/3%.

         "Reserve Percentage" means, on any day with respect to each particular Eurodollar Portion in a Tranche, the maximum reserve requirement, as determined by Administrative Agent (including without limitation any basic, supplemental, marginal, emergency or similar reserves), expressed as a percentage and rounded to the nearest 1/100th of 1%, which would then apply to Administrative Agent under Regulation D or successor regulations issued from time to time by the Board of Governors of the Federal Reserve System with respect to "Eurocurrency liabilities" (as such term is defined in Regulation D) equal in amount to Administrative Agent's Eurodollar Portion in such Tranche, were Administrative Agent to have any such Eurocurrency liabilities. If such reserve requirement shall change after the date hereof, the Reserve Percentage shall be automatically increased or decreased, as the case may be, from time to time as of the effective time of each such change in such reserve requirement.

         "Restricted Payment" means any investment, contribution, distribution, loan or advance of cash to a Person other than a Restricted Subsidiary, other than:

(a)  prudent short-term investments;

(b) investments, contributions, distributions, loans or advances disclosed in the Updated Financial Statements or in the Disclosure Schedule or in disclosures made subsequent to the date hereof and consented to in writing by or on behalf of the Majority Lenders or otherwise made to effect the Mergers and the subsequent restructuring of certain of the Restricted Subsidiaries, as described in the Merger Agreement;

(c) investments, contributions, loans or advances made by any Obligor in the ordinary course of its business; or

(d) contributions made by Borrower to any of its Subsidiaries arising out of or in respect of Letters of Credit (as defined in the Primary Facility) issued under the Primary Facility and used for the general corporate purposes of such Subsidiary (i) so long as no amounts have been drawn under any such Letter of Credit or (ii) to the extent that Borrower has been reimbursed by such Subsidiary for amounts drawn under any such Letter of Credit.

provided, however, that any loan, advance, contribution or investment by Borrower or any Restricted Subsidiary to any Restricted Subsidiary which is not a guarantor of Borrower's obligations shall be a Restricted Payment.

         "Restricted Subsidiary" means each Subsidiary of Borrower or Parent that, at the particular time in question, owns directly or indirectly any material assets or any interest in any other Restricted Subsidiary or has not been designated as an Unrestricted Subsidiary. The Restricted Subsidiaries on the Effective Date are listed on Schedule 3 attached hereto and each other Subsidiary of Borrower as of the Effective Date shall be an Unrestricted Subsidiary. A Restricted Subsidiary shall remain such (even if it no longer owns directly or indirectly any interest in any of the material assets) until designated as an Unrestricted Subsidiary pursuant to Section 5.2(i).

         "Revolving Loan" has the meaning given it in Section 2.1(c).

         "Revolving Loan Advance" has the meaning given it in Section 2.1(a).

         "ss.956" has the meaning given it in Section 6.1(k).

         "S&P" means Standard & Poor's Ratings Group and any successor thereto that is a nationally-recognized rating agency.

         "Security Instruments" shall mean the agreements or instruments described or referred to in Schedule 5, the Guaranties, the Pledge Agreement, and any and all other agreements or instruments now or hereafter executed and delivered by any Obligor or any other Person in connection with, or as security for the payment or performance of, the Notes, this Agreement or the Guaranties, as any such instrument or agreement may be supplemented, amended, renewed, extended or restated from time to time.

         "Stock  Pledge  Release  Date"  has the  meaning given to it in Section
8.16.

         "Subsidiary" means, with respect to any Person, any corporation, which is directly or indirectly (through one or more intermediaries) controlled by or with respect to which fifty percent (50%) or more of the stock having ordinary voting power to elect the board of directors is owned by such Person, or any association, partnership, joint venture, or other non-corporate business entity, enterprise or organization which is directly or indirectly (through one or more intermediaries) controlled by, or owned one hundred percent (100%) by, such Person, provided that associations, joint ventures or other relationships (a) which are established pursuant to an operating agreement or similar agreement or which are partnerships for purposes of federal income taxation only, (b) which are not partnerships (or subject to the Uniform Partnership Act) under applicable state law, and (c) whose businesses are limited to the exploration, development and operation of oil, gas or mineral properties and interests owned directly by the parties in such associations, joint ventures or relationships, shall not be deemed to be "Subsidiaries" of such Person.

         "Swing Line Advances" has the meaning given it in Section 2.4.

         "Swing Line Bid" has the meaning given it in Section 2.5(a).

         "Swing Line Note" has the meaning given it in Section 2.6(d).

         "Swing Line Obligations" means, at the particular time in question, the sum of all outstanding Swing Line Advances.

         "Swing Line Rate" has the meaning given it in Section 2.5(b).

         "Syndication Agent" means The Chase Manhattan Bank, as Syndication Agent hereunder and its successors and assigns in such capacity.

         "Taxes" has the meaning given it in Section 2.20.

         "Termination Event" means (a) the occurrence with respect to any ERISA Plan of (1) a reportable event described in Sections 4043(b)(5) or (6) of ERISA or (2) any other reportable event described in Section 4043(b) of ERISA other than a reportable event not subject to the provision for 30-day notice to the Pension Benefit Guaranty Corporation pursuant to a waiver by such corporation under Section 4043(a) of ERISA, or (b) the withdrawal of any Obligor or of any Affiliate of any Obligor from an ERISA Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, or (c) the filing of a notice of intent to terminate any ERISA Plan or the treatment of any ERISA Plan amendment as a termination under Section 4041 of ERISA, or (d) the institution of proceedings to terminate any ERISA Plan by the Pension Benefit Guaranty Corporation under Section 4042 of ERISA, or (e) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any ERISA Plan.

         "364 Day Facility" means the facility for loans established pursuant to this Agreement.

         "Total Capitalization" means the sum (without duplication) of (i) Consolidated Total Funded Debt of the Parent and its Subsidiaries, plus (ii) Consolidated shareholder's equity of the Parent and its Subsidiaries.

         "Total  Funded Debt" means all Debt of the type  referred to in clauses
(a), (b), (c), (d), (g) (excluding Debt of the type referred to in clause (e) of the definition of "Debt") and (h) of the definition of "Debt".

         "Tranche" has the meaning given it in Section 2.3.

         "Unrestricted Subsidiary" means each Subsidiary of Borrower which is not designated as a Restricted Subsidiary on Schedule 3 attached hereto or is designated by Borrower as an Unrestricted Subsidiary pursuant to Section 5.2(i).

         "Updated Financial Statements" means (a) the audited annual Consolidated financial statements of Petroleum and Mesa and their respective Consolidated Subsidiaries dated as of December 31, 1996, and (b) the unaudited Consolidated financial statements and unaudited consolidating balance sheets and statements of operations of Petroleum and Mesa and their respective Consolidated Subsidiaries prepared in reasonable detail in accordance with GAAP and dated as of March 31, 1997.

         Section 1.2   Exhibits  and  Schedules.   All  Exhibits  and  Schedules
attached to this Agreement are a part hereof for all purposes.

         Section 1.3 Amendment of Defined Instruments. Unless the context otherwise requires or unless otherwise provided herein, the terms defined in this Agreement which refer to a particular agreement, instrument or document also refer to and include all renewals, extensions, modifications, amendments and restatements of such agreement, instrument or document, provided that nothing contained in this Section shall be construed to authorize or require any such renewal, extension, modification, amendment or restatement.

         Section 1.4 References and Titles. All references in this Agreement to Exhibits, Schedules, articles, sections, subsections and other subdivisions refer to the Exhibits, Schedules, articles, sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any subdivisions are for convenience only and do not constitute any part of such subdivisions and shall be disregarded in construing the language contained in such subdivisions. The words "this Agreement", "this 364 Day Facility", "364 Day Facility", "this instrument", "herein", "hereof", "hereby", "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The phrases "this section" and "this subsection" and similar phrases refer only to the sections or subsections hereof in which such phrases occur. The word "or" is not exclusive, and the word "including" (in its various forms) means "including without limitation". Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

         Section 1.5 Calculations and Determinations. All calculations under the Loan Documents of interest chargeable with respect to Eurodollar Portions and Competitive Bid Advances shall be made on the basis of actual days elapsed (including the first day but excluding the last) and a year of 360 days, subject, however, to the limitations set forth in Section 8.6 hereof. All other calculations of interest and fees made under the Loan Documents shall be made on the basis of actual days elapsed (including the first day but excluding the last) and a year of 365 or 366 days, as appropriate. Unless otherwise expressly provided herein or unless Required Lenders otherwise consent, all financial statements and reports furnished to Administrative Agent or any other Lender hereunder shall be prepared and all financial computations and determinations pursuant hereto shall be made in accordance with GAAP.

                                    ARTICLE 2

                                      LOANS

         Section 2.1   Making the Loans.

(a) Subject to the terms and conditions hereof, each Lender agrees to make advances on a revolving basis (herein a "Revolving Loan Advance") to Borrower from time to time on any Business Day during the Loan Commitment Period, equal to such Lender's Percentage Share of the aggregate amount of Revolving Loan Advances requested by Borrower to be made on such day, so long as the aggregate amount of (i) all Lenders' Revolving Loan Advances (including any Revolving Loan Advances to be made but not yet made pursuant to a Request for Advance) outstanding at any time plus (ii) all Lenders' Swing Line Advances to Borrower plus (iii) all Lenders' Competitive Bid Advances outstanding at such time, does not exceed the Facility Amount. Subject to the terms and conditions hereof, Borrower may borrow, repay and reborrow Revolving Loan Advances.

(b) No Lender shall be permitted or required to make any Revolving Loan Advance under this Agreement unless the aggregate of such Lender's Revolving Loan Advances under this Agreement (including any Revolving Loan Advances to be made but not yet made pursuant to a Request for Advance) outstanding at any time is less than or equal to the least of (i) such Lender's Loan Commitment or (ii) such Lender's Percentage Share of the Facility Amount.

(c) The aggregate amount of all Revolving Loan Advances requested of all Lenders in any Request for Advance must be an integral multiple of $1,000,000 which equals or exceeds $10,000,000 or must equal the least of the unadvanced portion of the aggregate Loan Commitments of all Lenders or the unadvanced portion of the Facility Amount. The obligation of Borrower to repay to each Lender the aggregate amount of all Revolving Loan Advances made by such Lender to Borrower (herein called such Lender's "Revolving Loan"), together with interest accruing in connection therewith, shall be evidenced by a single promissory note (herein called such Lender's "Loan Note") made by Borrower payable to the order of such Lender in the form of Exhibit A-1 with appropriate insertions. The amount of principal owing on any Lender's Loan Note at any given time shall be the aggregate amount of all Revolving Loan Advances theretofore made by such Lender minus all payments of principal theretofore received by such Lender on such Loan Note. Interest on each Loan Note shall accrue and be due and payable as provided herein and therein.

         Section 2.2 Requests for Revolving Loan Advances. Borrower must give to Administrative Agent not later than 11:00 a.m., Dallas, Texas time, for same day funding, and not later than 1:00 p.m., Dallas, Texas time, for next Business Day funding, written notice, or telephonic notice promptly confirmed in writing, of any requested Revolving Loan Advances, after which Administrative Agent shall give each other Lender prompt notice thereof. Each such written request or confirmation must be made in the form and substance of Exhibit C attached hereto, duly completed (herein called a "Request for Advance"). Each such telephonic request shall be deemed a representation, warranty, acknowledgment and agreement by Borrower as to the matters which are required to be set out in such written confirmation. If all conditions precedent to a Revolving Loan Advance have been met, each Lender will on the date requested remit, not later than 1:00 p.m., Dallas, Texas time, for same day funding, and not later than 11:00 a.m., Dallas, Texas time, the following Business Day for next Business Day funding, to Administrative Agent at Administrative Agent's office in Dallas, Texas, or to such other office as Administrative Agent may specify from time to time by notice to Lenders, the amount of such Lender's Revolving Loan Advance in immediately available funds, and upon receipt of such funds, unless to its actual knowledge any conditions precedent to such Revolving Loan Advances have been neither met nor waived as provided herein, Administrative Agent shall promptly make the Revolving Loan Advances available to Borrower. Each Request for Advance shall be irrevocable and binding on Borrower. Unless Administrative Agent shall have received prompt notice from a Lender that such Lender will not make available to Administrative Agent such Lender's Revolving Loan Advance, Administrative Agent may in its discretion assume that such Lender has made such Revolving Loan Advance available to Administrative Agent in accordance with this Section and Administrative Agent may if it chooses, in reliance upon such assumption, make such Revolving Loan Advance available to Borrower. If and to the extent such Lender shall not so make its Revolving Loan Advance available to Administrative Agent, such Lender and Borrower severally agree to pay or repay to Administrative Agent on demand the amount of such Revolving Loan Advance together with interest thereon, for each day from the date such amount is made available to Borrower until the date such amount is paid or repaid to Administrative Agent, (i) if paid or repaid by Borrower at the interest rate applicable at the time to the other Revolving Loan Advances made on such date of such Revolving Loan Advance and (ii) if paid or repaid by such Lender, at the Federal Funds Rate. The failure of any Lender to make any Revolving Loan Advance to be made by it hereunder shall not relieve any other Lender of its obligation hereunder, if any, to make its Revolving Loan Advance, but no Lender shall be responsible for the failure of any other Lender to make any Revolving Loan Advance to be made by such other Lender.

         Section 2.3 Rate Elections. Borrower may from time to time designate all or any portions of the Loans (including any yet to be made Revolving Loan Advances which are to be made prior to or at the beginning of the designated Eurodollar Interest Period but excluding any portions of the Loans which are required to be repaid prior to the end of the designated Eurodollar Interest Period and excluding any Competitive Bid Advance and any Swing Line Advance) as a "Tranche", which term refers to a set of Eurodollar Portions of the same type with identical Eurodollar Interest Periods and with each Lender participating in such Tranche in accordance with its Percentage Share. Without the consent of Required Lenders, Borrower may not make such election, and Administrative Agent and Lenders shall not be required to give effect to such election, during the continuance of a Default and Borrower may make such an election with respect to already existing Eurodollar Portions only if such election will take effect at or after the termination of the Eurodollar Interest Period applicable thereto. Each election by Borrower of a Tranche shall:

(a) Be made in writing in the form and substance of Exhibit D attached hereto, duly completed, herein called a "Rate Election";

(b) Specify the aggregate amount of the Loans which Borrower desires to designate as such Tranche, the first day of the Eurodollar Interest Period which is to apply thereto, and the length of such Eurodollar Interest Period; and

(c) Be received by Administrative Agent not later than 10:00 a.m., Dallas, Texas time, on the third Business Day preceding the first day of the specified Eurodollar Interest Period.

         Promptly after receiving any such Rate Election which meets the requirements of this Section, Administrative Agent shall notify each Lender thereof. Each Rate Election shall be irrevocable. Borrower may not make any Rate Election which does not specify an Eurodollar Interest Period complying with the definition of "Eurodollar Interest Period" in Section 1.1, and the aggregate amount of the Tranche elected in any Rate Election must be $10,000,000 or a higher integral multiple of $1,000,000. Upon the termination of each Eurodollar Interest Period the portion of each Loan within the related Tranche shall, unless the subject of a new Rate Election then taking effect, automatically become a part of the Base Rate Portion of such Loan and become subject to all provisions of the Loan Documents governing such Base Rate Portion. Borrower shall have no more than fifteen (15) Tranches in effect at any time.

         If requested to do so by Borrower through Administrative Agent at least two (2) Business Days before the delivery date of any proposed Rate Election, each Lender will advise Administrative Agent before 10:00 a.m., Dallas, Texas time, on the Business Day following receipt of such request as to whether, if Borrower selects a specified duration of nine (9) or twelve (12) months for the Eurodollar Interest Period applicable to such proposed Rate Election, such Lender expects that deposits in dollars with a corresponding term will be available to it in the relevant market on the first day of such Eurodollar Interest Period in the amount required to fund the Eurodollar Portion of its Loan to which such Eurodollar Interest Period would apply. Unless a Lender responds by such time to the effect that it expects such deposits will be available to it, Borrower shall not be entitled to select such proposed duration for such Eurodollar Interest Period.

         Each Lender may, if it so elects, fulfill its obligation to fund any Eurodollar Portion by causing one of its foreign branches or Affiliates (or an international banking facility created by such Lender) to fund or continue such Eurodollar Portion; provided, however, that such Eurodollar Portion shall be deemed to have been made and held by such Lender, and the obligations of the subject Borrower to repay such Eurodollar Portion shall nevertheless be to such Lender for the account of such branch, or Affiliate (or international banking facility). In addition, Borrower hereby consents and agrees that, for purposes of any determination to be made for purposes of Sections 2.17, 2.18, 2.19 and 2.20, it shall be conclusively assumed that such Lender elected to fund all Eurodollar Portions by purchasing Dollar deposits in the interbank eurodollar market of its designated office.

         Section 2.4 Swing Line Borrowings. In addition to borrowings pursuant to Section 2.1(a) or Section 2.22, Borrower may request each Lender severally to submit offers to make advances to Borrower on any Business Day (unless Borrower and Administrative Agent agree otherwise and notify Lenders) during the Loan Commitment Period as provided in Sections 2.5 and 2.6 (herein called "Swing Line Advances"); provided, however, that (a) each Lender may, but shall have no obligation to, submit such offers and Borrower may, but shall have no obligation to, accept any such offers, (b) at no time shall the outstanding aggregate principal amount of all Swing Line Advances made by all Lenders under this Agreement plus all "Swing Line Advances" (as defined in the Primary Facility), if any, outstanding under the Primary Facility exceed $50,000,000, and (c) at no time shall the sum of (1) the outstanding aggregate principal amount of all Swing Line Advances made by all Lenders to Borrower, (2) the outstanding aggregate principal amount of the Revolving Loans, and (3) the outstanding aggregate principal amount of all Competitive Bid Advances, exceed the Facility Amount.

         Section 2.5   Procedure for Swing Line Advances.

(a) No later than 11:00 a.m., Dallas, Texas time, on each Business Day that Borrower desires the submission of an offer to make a Swing Line Advance, Borrower shall transmit to each Lender (which has indicated to Borrower its interest in making a Swing Line Advance) and to Administrative Agent by telecopy a notice in substantially the form of Exhibit E attached hereto (herein called a "Request for Swing Line Bid"), requesting each Lender in its sole discretion to submit an offer to make a Swing Line Advance by transmitting to Borrower and Administrative Agent by telecopy a notice in substantially the same form as Exhibit F attached hereto (herein called a "Swing Line Bid"). Each Swing Line Bid must comply with the requirements of this Section and must be received by Administrative Agent and Borrower by telecopy at their respective offices by no later than 12:00 noon, Dallas, Texas time, on the date of the Request for Swing Line Bid.

(b) Each Swing Line Bid must specify the Lender and the amount of the Swing Line Advance that such Lender is committed, subject to acceptance of such Swing Line Bid by Borrower pursuant to Section 2.5(f) and the provisions of Sections 2.5(c) and (d), to lend to Borrower on such date. Each Swing Line Bid must specify the rate of interest per annum which will be the fixed rate of interest to be charged for such Swing Line Advance until maturity (herein called the "Swing Line Rate"). Unless Borrower notifies the Lenders otherwise in its Request for Swing Line Bid and Administrative Agent does not promptly oppose such notice, each Swing Line Advance shall mature on the next Business Day and each Swing Line Bid shall specify such maturity date; provided that no Swing Line Advance may have a term of more than fourteen (14) Business Days, and no Swing Line Advance shall mature after the Maturity Date.

(c) Any Swing Line Bid shall be disregarded, and may not be accepted, by Borrower if such Swing Line Bid:

     (1) is not substantially in conformity with Exhibit F or does not specify all of the information required by Section 2.5(b);

     (2)   contains qualifying, conditional or similar language;

     (3)   proposes  terms  other  than  or in  addition to  those set  forth in
           Section 2.5(b); or

     (4)   is received by Borrower after the time set forth in Section 2.5(a).

(d) Borrower may accept any Swing Line Bid(s) in whole or in part; provided that:

     (1) the aggregate principal amount of all Swing Line Advances to Borrower under this Agreement plus all "Swing Line Advances" (as defined in the Primary Facility), if any, outstanding under the Primary Facility may not exceed $50,000,000;

     (2) the sum of (i) the aggregate principal amount of the Revolving Loans outstanding at such time, (ii) the aggregate principal amount of Swing Line Advances outstanding at such time, and (iii) the aggregate principal amount of Competitive Bid Advances outstanding at such time, does not exceed the Facility Amount;

     (3) the principal amount of each Swing Line Advance must be in a minimum of $1,000,000 and multiples of $100,000 in excess thereof; and

     (4)   Borrower  may  not  accept  any Swing  Line  Bid that is described in
           Section  2.5(c)  or  that  otherwise  fails   to  comply   with   the
           requirements of this Agreement.

(e) Borrower shall not be required to accept Swing Line Bids on the basis of the lowest Swing Line Rate offered, but may in its sole discretion accept any of the Swing Line Bids regardless of the Swing Line Rate offered. Notwithstanding the procedure set forth in this Section, Borrower may request and accept Swing Line Advances from any Lender with terms greater than one (1) Business Day, (but not greater than fourteen (14) Business Days, and maturing on or before the Maturity Date), and Borrower is not required to make such requests to all of the Lenders, provided that such procedure is otherwise in compliance with Sections 2.4, 2.6 and 2.5(f); and

(f) Borrower shall confirm its acceptance or rejection of the Swing Line Advances offered to it by telecopying to Administrative Agent a notice in substantially the form of Exhibit G attached hereto (herein called an "Acceptance Notice") which shall set forth the Lenders and the amount of each Lender's Swing Line Advances accepted by Borrower and the Swing Line Rate. Such Acceptance Notice must be received by Administrative Agent by no later than 12:15 p.m., Dallas, Texas time, on the date of request for Swing

     Line Bid. Administrative Agent shall notify the Lenders that submitted a Swing Line Bid for such Business Day of Borrower's decision by telecopying to each such Lender a copy of the Acceptance Notice by no later than 12:30 p.m., Dallas, Texas time, on the date of request for Swing Line Bid, unless a later time is agreed to by a Lender in respect of the Acceptance Notice to be received by such Lender.

         Section 2.6   Swing Line Advances.

(a) Each Lender whose Swing Line Bid is accepted by Borrower on a timely basis pursuant to the Acceptance Notice shall wire the amount of its Swing Line Advance in immediately available funds by no later than 1:00 p.m., Dallas, Texas time on the date of request for Swing Line Bid, on such day to Administrative Agent, which shall deposit such funds to an account designated by Borrower by no later than 1:15 p.m. on the same day.

(b) Borrower shall repay each such Swing Line Advance on or before 1:00 p.m., Dallas, Texas time, on the following Business Day or at such other maturity (such date of maturity being no more than fourteen (14) Business Days after the date of the Swing Line Advance and no later than the Maturity Date) as is agreed to by Borrower, Administrative Agent and the funding Lenders. The repayment plus accrued interest shall be paid by Borrower (which payment may be in the form of a Swing Line Advance advanced to Borrower on that day) to Administrative Agent in immediately available funds with instructions by telecopy to Administrative Agent specifying the amounts and the Lenders receiving application of such proceeds. If any Lender makes a Swing Line Advance on a day on which Borrower is to repay all or any part of an outstanding Swing Line Advance from such Lender, if requested by Borrower, such Lender shall apply the proceeds of its new Swing Line Advance to make such repayment and, in such instance, only an amount equal to the difference (if any) between the amount being borrowed and the amount being repaid shall be made available by such Lender to Administrative Agent as provided in Section 2.6(a), or remitted by Borrower to Administrative Agent as provided in this Section, as the case may be.

(c) Interest on the Swing Line Advances shall be computed on the basis of a year of 365 or 366 days and actual days elapsed (including the first day, but excluding the last day) occurring in the period for which payable and shall not exceed Maximum Lawful Rate. Past due principal and interest (to the extent allowed by law) shall bear interest at the lesser of the Default Rate or the Maximum Lawful Rate and shall be payable on demand.

(d) The Swing Line Advances made by each Lender shall be evidenced by a single promissory note of Borrower payable to the order of such Lender in the amount of $50,000,000 and in substantially the form of Exhibit A-2 attached hereto, with appropriate insertions (herein called a "Swing Line Note"). The date, amount, Swing Line Rate and maturity of each Swing Line Advance made by a Lender to Borrower, and each payment made on account of the principal thereof, shall be recorded by such Lender on its books.

(e) The Swing Line Advances will be used by Borrower to provide working capital for the operations of Borrower and its Subsidiaries and for general business purposes. No Swing Line Advances shall be used for the purpose of purchasing or carrying any Margin Stock in violation of the Margin Regulations.

(f) The obligation of Lenders to make each Swing Line Advance after timely acceptance by Borrower is further subject to the conditions contained in
     Article 3.

         Section 2.7 Facility Fee. In consideration of each Lender's commitment to make Revolving Loan Advances, Swing Line Advances and Competitive Bid Advances, Borrower will pay, or cause the payment, to Administrative Agent for the account of each Lender an annual facility fee payable to each Lender determined by applying the Facility Fee Rate to such Lender's Percentage Share of the Facility Amount as of the date of such payment, payable in arrears quarterly until the Maturity Date, with the first payment thereof to be September 30, 1997 and subsequent payments on the last day of each successive calendar quarter ending on each September, December, March and June, and the final payment thereof on the Maturity Date.

         Section 2.8 Managing Agents' Fees. In addition to all other amounts due to the Managing Agents under the Loan Documents, Borrower will pay the non-refundable annual fees set forth in those certain Fee Letters dated June 25, 1997.

         Section 2.9   Termination and Reduction of Commitments.

(a) Unless previously terminated, the Commitments shall terminate on the Maturity Date.

(b) Borrower may at any time terminate, or from time to time reduce, the Commitments; provided that (i) each reduction of the Commitments shall be in an amount that is an integral multiple of $1,000,000 and not less than $5,000,000 and (ii) Borrower shall not terminate or reduce the Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 2.10, the sum of (i) all Lenders' Revolving Loan Advances (including any Revolving Loan Advances to be made but not yet made pursuant to a Request for Advance) outstanding at any time plus (ii) all Lenders' Swing Line Advances to Borrower plus (iii) all Lenders' Competitive Bid Advances outstanding at such time, would exceed the total Commitments.

(c) Borrower shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section at least two Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by Borrower pursuant to this Section shall be irrevocable; provided that a notice of termination of the Commitments delivered by Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments shall be permanent. Each reduction of the Commitments shall be made ratably among the Lenders in accordance with their respective Commitments.

         Section 2.10 Optional Prepayments. Borrower may, upon notice to each Lender identical to that required for related borrowings under this Agreement, from time to time and without premium or penalty, prepay its Notes, in whole or in part, so long as the aggregate amounts of all partial prepayments of principal concurrently paid on such Notes equals $5,000,000 or any higher integral multiple of $1,000,000 or the aggregate outstanding balance of the Loans, and so long as Borrower does not prepay any Revolving Loan Advance, Competitive Bid Advance or Swing Line Advance except in accordance herewith. Any amounts prepaid pursuant to this Section shall be in addition to, and not in lieu of, all payments otherwise required to be paid under the Loan Documents at the time of such prepayment.

         Section 2.11   Payments to Lenders.  Except as  expressly  set forth in
Section 2.6(b) with respect to repayment of Swing Line Advances and Section 2.22(b) with respect to repayment of Competitive Bid Advances, Borrower will make each payment which it owes under the Loan Documents to Administrative Agent at its principal banking office in Dallas, Texas, or to such other office as Administrative Agent may specify from time to time by notice to Borrower for the account of each Lender to whom such payment is owed, without the application of any setoff, deduction or counterclaim. Each such payment must be received by Administrative Agent not later than 1:00 p.m., Dallas, Texas time, on the date such payment becomes due and payable, in lawful money of the United States of America and in immediately available funds. Any payment received by Administrative Agent after such time will be deemed to have been made on the next Business Day. Should any such payment become due and payable on a day other than a Business Day, the maturity of such payment shall be extended to the next succeeding Business Day (except, with respect to any Eurodollar Portion, as may be otherwise required by the definition of Eurodollar Interest Period), and, in the case of a payment of principal or past due interest, interest shall accrue and be payable thereon for the period of such extension as provided in the Loan Document under which such payment is due.

         All payments applied to principal or interest on any Note shall be applied first to any interest then due and payable, then to principal then due and payable, and last to any prepayment of principal and interest in compliance with Section 2.10. Unless otherwise expressly provided, all payments by any Obligor pursuant to this Agreement or any other Loan Document shall be made by such Obligor to Administrative Agent for account of Agents and Lenders pro rata among Obligations of the same type and, if applicable, having the same Eurodollar Interest Period or, in the case of Swing Line Advances or Competitive Bid Advances, the same maturity date.

         Section 2.12   Extension of Maturity Date and of Commitments.

(a) Subject to the other provisions of this Agreement and provided that no Event of Default has occurred and is continuing, the total Commitments shall be effective for an initial period from the Effective Date to the Original Maturity Date; provided that the Maturity Date, and concomitantly the total Commitments, may be extended for successive 364 day periods expiring on the date which is 364 days from the then scheduled Maturity Date. If Borrower shall request in a Certificate of Extension delivered to the Administrative Agent not more than 60 days and not less than 45 days prior to the Maturity Date that the Maturity Date be extended for 364 days from the then scheduled Maturity Date, then the Administrative Agent shall promptly notify each Lender of such request and each Lender shall notify the Administrative Agent, no later than 30 days prior to the Maturity Date, whether such Lender, in the exercise of its sole discretion, will extend the Maturity Date for such 364 day period. Any Lender which shall not timely notify the Administrative Agent whether it will extend the Maturity Date shall be deemed to not have agreed to extend the Maturity Date. No Lender shall have any obligation whatsoever to agree to extend the Maturity Date. Any agreement to extend the Maturity Date by any Lender shall be irrevocable, except as provided in clause (c) of this Section.

(b) If all Lenders notify the Administrative Agent pursuant to clause (a) of this Section of their agreement to extend the Maturity Date, then the Administrative Agent shall so notify each Lender and Borrower, and such extension shall be effective without other or further action by any party hereto for such additional 364 day period.

(c) If Lenders constituting at least the Majority Lenders approve the extension of the then scheduled Maturity Date (such Lenders agreeing to extend the Maturity Date herein called the "Accepting Lenders") and if one or more Lenders shall notify, or be deemed to notify, the Administrative Agent pursuant to clause (a) of this Section that they will not extend the then scheduled Maturity Date (such Lenders herein called the "Declining Lenders"), then (A) the Administrative Agent shall promptly so notify Borrower and the Accepting Lenders, (B) the Accepting Lenders shall, upon Borrower's election to extend the then scheduled Maturity Date in accordance with clause (i) or (ii) below, extend the then scheduled Maturity Date and (C) Borrower shall, pursuant to a notice delivered to the Administrative Agent, the Accepting Lenders and the Declining Lenders, no later than the tenth (10th) day following the date by which each Lender is required, pursuant to clause (a) of this Section, to approve or disapprove the requested extension of the total Commitments, either:

     (i)  elect to extend  the  Maturity  Date  with  respect  to the  Accepting
          Lenders  and  direct  the   Declining   Lenders  to  terminate   their
          Commitments, which termination shall become effective on the date which would have been the Maturity Date except for the operation of this Section. On such date, (x) Borrower shall deliver a notice of the effectiveness of such termination to the Declining Lenders with a copy to the Administrative Agent and (y) Borrower shall pay in full in immediately available funds all Obligations of Borrower owing to the Declining Lenders, including any amounts required pursuant to Section 2.19, and (z) upon the occurrence of the events set forth in clauses
          (x) and (y), the Declining Lenders shall each cease to be a Lender hereunder for all purposes, other than for purposes of Sections 2.16 through 2.20 and Section 6.4, and shall cease to have any obligations or any Commitment hereunder, other than to the Agents pursuant to
          Article 7, and the Administrative Agent shall promptly notify the Accepting Lenders and Borrower of the new Commitments; or

    (ii) elect to extend the Maturity Date with respect to the Accepting Lenders and, prior to or no later than the then scheduled Maturity Date, (A) to replace one or more of the Declining Lender or Declining Lenders with another lender or lenders reasonably acceptable to the Administrative Agent or any Accepting Lender (such lenders herein called the "Replacement Lenders") and (B) Borrower shall pay in full in immediately available funds all Obligations of Borrower owing to any Declining Lenders which are not being replaced, as provided in clause (i) above; provided that (x) the Replacement Lender or Replacement Lenders shall purchase, and the Declining Lender or Declining Lenders shall sell, the Declining Lender's or Declining Lenders' rights and obligations hereunder without recourse or expense to, or warranty by, such Declining Lender or Declining Lenders being replaced for a purchase price equal to the aggregate outstanding principal amount of the Obligations payable to such Declining Lender or Declining Lenders plus any accrued but unpaid interest on such Obligations and accrued but unpaid fees or other amounts owing in respect of such Declining Lender's or Declining Lenders' Loans and Commitments hereunder, and (y) upon the payment of such amounts referred to in clause (x) and the execution of an Agreement to be Bound by the Replacement Lender or Replacement Lenders and the Declining Lender or Declining Lenders (which each such Declining Lender agrees to execute promptly), the Replacement Lender or Replacement Lenders shall each constitute a Lender hereunder and the Declining Lender or Declining Lenders being so replaced shall no longer constitute a Lender (other than for purposes of Sections 2.16 through 2.20 and Section 6.4), and shall no longer have any obligations hereunder, other than to the Agents pursuant to Article 7; or

    (iii) elect to revoke and cancel the extension request in such Certificate of Extension by giving notice of such revocation and cancellation to the Administrative Agent (which shall promptly notify the Lenders thereof) no later than the tenth (10th) day following the date by which each Lender is required, pursuant to clause (a) of this Section, to approve or disapprove the requested extension of the Maturity Date, and concomitantly the total Commitments.

         If Borrower fails to timely provide the election notice referred to in this clause (c), Borrower shall be deemed to have revoked and canceled the extension request in the Certificate of Extension and to have elected not to extend the Maturity Date, and, on the then scheduled Maturity Date, Borrower shall repay in full all Obligations under the Loan Documents.

         Section 2.13   [Intentionally Omitted].

         Section 2.14   [Intentionally Omitted].

         Section 2.15   [Intentionally Omitted].

         Section 2.16 Capital Reimbursement. If either (a) the introduction or implementation of, or the compliance with, or any change in, or in the interpretation of, any law, rule or regulation, or (b) the introduction or implementation of or the compliance with any request, directive or guideline from any central bank or Governmental Authority (whether or not having the force of law) affects or would affect the amount of capital required to be maintained by any Lender or any corporation controlling any Lender, then, upon demand by such Lender, Borrower will immediately pay to Administrative Agent for the benefit of such Lender, from time to time as specified by such Lender, such additional amount which such Lender shall determine to be appropriate to compensate such Lender or any corporation controlling such Lender in light of such circumstances, to the extent that such Lender reasonably determines that, because of the existence of such circumstances, the amount of any such capital would be increased or the rate of return on any such capital would be reduced, in whole or in part, by or as a consequence of the existence of such Lender's Commitments, its Loans, and its other commitments under this Agreement to Borrower, subject to the provisions of Section 2.21.

         Section 2.17 Increased Cost of Eurodollar Portions. If any applicable domestic or foreign law, treaty, rule, directive or regulation (whether now in effect or hereinafter enacted or promulgated, including Regulation D) or any interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law):

(a) shall change the basis of taxation of payments to any Lender of any principal, interest, or other amounts attributable to any Eurodollar Portion of its Loans or its Swing Line Advances or Competitive Bid Advances or otherwise due under this Agreement in respect of any Eurodollar Portion of its Loans or its Swing Line Advances or Competitive Bid Advances (other than taxes imposed on the overall net income of such Lender or any lending office of such Lender by any jurisdiction in which such Lender or any such lending office is located);

(b) shall change, impose, modify, apply or deem applicable any reserve, special deposit or similar requirements in respect of any Eurodollar Portion of any Lender (excluding those for which such Lender is fully compensated pursuant to adjustments made in the definition of Adjusted Eurodollar Rate) or against assets of, deposits with or for the account of, or credit extended by, such Lender; or

(c) shall impose on any Lender, the certificate of deposit market or the interbank eurocurrency deposit market any other condition affecting any Eurodollar Portion;

and the result of any of the foregoing (a) through (c) is to (1) increase the cost to any Lender of funding or maintaining any Eurodollar Portion, Swing Line Advance or Competitive Bid Advance, as the case may be, or (2) to reduce the amount of any sum receivable by any Lender in respect of any Eurodollar Portion, Swing Line Advance or Competitive Bid Advance, as the case may be, by an amount reasonably deemed by such Lender to be material; then (i) such Lender shall promptly notify Administrative Agent and Borrower in writing of the happening of such event, (ii) Borrower shall thereafter upon demand pay to Administrative Agent for the account of such Lender such additional amount or amounts as will compensate such Lender for such additional cost or reduction, subject to the provisions of Sections 2.21 and 2.19, and (iii) Borrower may elect, by giving to Administrative Agent and Lender not less than three (3) Business Days' notice, to convert all (but not less than all) of any such Eurodollar Portion into a part of the Base Rate Portion.

         Section 2.18 Availability. If (a) any change in applicable laws, treaties, rules or regulations or in the interpretation or administration thereof in any jurisdiction whatsoever, domestic or foreign, shall make it unlawful or impracticable for any Lender to fund or maintain Eurodollar Portions, or shall materially restrict the authority of any Lender to purchase or take offshore deposits of dollars ("Eurodollars"), or (b) any Lender determines that matching deposits appropriate to fund or maintain any Eurodollar Portion are not available to it, or (c) any Lender determines that the formula for calculating the Adjusted Eurodollar Rate does not fairly reflect the cost to such Lender of making or maintaining loans based on such rates, then, upon notice by such Lender to Administrative Agent and to Borrower, Borrower's right to elect Eurodollar Portions shall be suspended to the extent and for the duration of such illegality, impracticability, restriction or condition, and all Eurodollar Portions (or portions thereof) which are then outstanding or are then the subject of any Rate Election and which cannot lawfully or practicably be maintained or funded shall immediately become or remain part of the Base Rate Portions of such Lender's Loan, subject to the provisions of Sections 2.21 and
2.19. Borrower agrees to indemnify Administrative Agent and each Lender and hold Administrative Agent and each Lender harmless against all costs, expenses, claims, penalties, liabilities and damages which may result from any such change in law, treaty, rule, regulation, interpretation or administration, subject to the provisions of Section 2.21.

         Section 2.19 Funding Losses. In addition to its other obligations hereunder, subject to the provisions of Section 2.21, Borrower shall indemnify each Lender against, and reimburse each Lender on demand for, any loss or expense incurred or sustained by such Lender, determined as provided in this Section, as a result of (a) any payment or prepayment (whether authorized or required hereunder or otherwise) of all or a portion of a Eurodollar Portion of Borrower on a day other than the day on which the applicable Eurodollar Interest Period ends, (b) any payment or prepayment, whether required hereunder or otherwise, of a Loan of Borrower made after the delivery, but before the effective date, of a Rate Election, if such payment or prepayment prevents such Rate Election from becoming fully effective, (c) the failure of any Revolving Loan Advance or Swing Line Advance or Competitive Bid Advance to be made to Borrower or of any Rate Election of Borrower to become effective due to any condition precedent to a Revolving Loan Advance or Swing Line Advance or Competitive Bid Advance not being satisfied, due to the inability of Administrative Agent (acting reasonably and in accordance with Section 2.18) to determine a Eurodollar Rate for a Eurodollar Portion of Borrower or due to any other action or inaction of any Obligor, (d) any conversion (whether authorized or required hereunder or otherwise) of all or any portion of any Eurodollar
Portion of Borrower into a Base Rate Portion or into a different Eurodollar Portion on a day other than the day on which the applicable Eurodollar Interest Period ends, (e) any payment or prepayment of all or a portion of a Swing Line Advance to Borrower on a day other than the maturity date for such Swing Line Advance or (f) any payment or prepayment of all or a portion of a Competitive Bid Advance on a day other than the maturity date for such Competitive Bid Advance.

         Upon the occurrence of an event as described in subsections (a) through
(f) of this Section, the method to be used by each Lender to calculate the loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds required by such Lender to fund or maintain Eurodollar Portions of Revolving Loan Advances, Swing Line Advances or Competitive Bid Advances, as the case may be, is as follows:

         Funding Loss = P x (F-R) x D/360

              P      =      principal amount of payment, prepayment, conversion,
                            non-borrowing or non-effective Rate Election
              F      =      Eurodollar  Rate or Swing  Line  Rate or Competitive
                            Bid  Rate,  as the case may be (adjusted for Reserve
                            Percentage),  utilized  in  the  calculations of the
                            Eurodollar  Rate or  Swing Line Rate  or Competitive
                            Bid Rate,  as the case  may be,  on  the  Eurodollar
                            Portion  or Swing  Line  Advance  or Competitive Bid
                            Advance which is being paid, prepaid, converted, not
                            borrowed or not subject to effective Rate Election
              R      =      reinvestment rate (as hereinafter defined)
              D      =      number  of  days  from  the  date  of  the  payment,
                            prepayment,     conversion,     non-borrowing     or
                            non-effectiveness   until  the  day  on   which  the
                            Eurodollar Interest Period of the Eurodollar Portion ends or the Swing Line Advance or Competitive Bid
                            Advance matures

Reinvestment rate as it is used herein will be equal to the Eurodollar Rate, adjusted for the Reserve Percentage quoted to such Lender, or the Swing Line Rate or Competitive Bid Rate that would be quoted by such Lender, as the case may be, effective for the date on which the payment, prepayment, conversion, non-borrowing or non-effectiveness occurs. For purposes of determining the reinvestment rate for purposes of this Section, the Eurodollar Rate will be the quote for either one (1) month, two (2) months, three (3) months, six (6) months, nine (9) months or twelve (12) months, the Competitive Bid Rate will be the quote for a number of days between seven (7) and 360, and the Swing Line Rate will be the quote for a number of days between one (1) and fourteen (14), whichever most closely approximates (but which may contain more or fewer days than) the number of days from the date of the payment, prepayment, conversion, non-borrowing or non-effectiveness until the last day of the relevant Eurodollar Interest Period or the scheduled maturity, as the case may be, of the Eurodollar Portion, Competitive Bid Advance or Swing Line Advance, as the case may be, in respect of which the payment, prepayment, conversion, non-borrowing or non-effectiveness occurs; provided that if such number of days in respect of a Eurodollar Rate is the midpoint between two such periods, such rate will be the lower of the two rates for such periods.

         Section 2.20 Taxes. All payments by Borrower of principal of, and interest on, the Loans and all other amounts payable hereunder shall be made free and clear of and without deduction for any present or future income, excise, stamp, or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding franchise taxes and taxes imposed on or measured by any Lender's net income or receipts (such non-excluded items being called "Taxes"). In the event that any withholding or deduction from any payment to be made by Borrower hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then, subject to the provisions of Section 2.21, Borrower will:

(a) pay directly to the relevant authority the full amount required to be so withheld or deducted;

(b) promptly forward to Administrative Agent an official receipt or other documentation satisfactory to Administrative Agent evidencing such payment to such authority; and

(c) pay to Administrative Agent for the account of the applicable Lender(s) such additional amount(s) as is necessary to ensure that the net amount actually received by each Lender will equal the full amount such Lender would have received had no such withholding or deduction been required and Borrower hereby acknowledges that it is not entitled to and will not seek recovery or restitution of any amount due to any of the Lenders or Agents and paid by Borrower pursuant to this clause (c) or pursuant to the next sentence.

If any Taxes are directly asserted against any Agent or any Lender with respect to any payment received by such Agent or such Lender hereunder, such Agent or such Lender may pay such Taxes and, if paid in good faith, Borrower will promptly pay such additional amounts to Administrative Agent for the account of such Lender or Agent (including any penalties, interest or expenses) as is necessary in order that the net amount received by such person after the payment of such Taxes (including any taxes on such additional amount) shall equal the amount such person would have received had no such Taxes been asserted, subject to the provisions of Section 2.21.

         Borrower shall pay all stamp, transaction, registration and similar taxes (including financial institutions' duties, debit taxes or other taxes payable by return and taxes passed on to any Lender or Agent by a bank or financial institution (collectively "Stamp Taxes") and, if Borrower fails to pay any such charges or taxes after reasonable notice from any such Lender or Agent, fines and penalties) which may be payable or determined to be payable in relation to the execution, delivery, performance or enforcement of this Agreement or any Loan Document or any other transaction contemplated by any Loan Document to which Borrower is a party. Borrower hereby indemnifies each Lender and Agent against any liability resulting from delay or omission to pay such charges or taxes except to the extent the liability results from failure by the relevant Lender or Agent to pay any such tax after having been delivered funds to do so by Borrower or to the extent such liability is for fines and penalties resulting from such Lender's or Agent's failure to provide reasonable notice to Borrower as provided herein.

         If Borrower fails to pay any Taxes or Stamp Taxes when due to the appropriate taxing authority or fails to remit to Administrative Agent, for the account of the respective Lenders, the required receipts or other required documentary evidence, Borrower shall indemnify Lenders for any Taxes, interest or penalties that may become payable by any Lender as a result of any such failure, subject to the provisions of Section 2.21. For purposes of this Section, a distribution hereunder by Administrative Agent or any Lender to or for the account of any Lender or Agent shall be deemed a payment by the subject Borrower.

         Borrower waives any statutory right to recover from any Agent or any Lender any amount due to any such Agent or Lender and paid by Borrower under this Section.

         On or prior to the first date on which interest or fees are payable hereunder for the account of any Lender, each Lender that is organized under the laws of a jurisdiction other than the United States shall execute and deliver to Administrative Agent, three (3) or more (as Administrative Agent may reasonably request) United States Internal Revenue Service Forms 1001 or 4224 or such other forms or documents (or successor forms or documents), appropriately completed, as may be applicable to establish the extent, if any, to which a payment to such Lender is exempt from withholding or deduction of Taxes. Each Lender which so delivers a Form 1001 or 4224 further undertakes to deliver to Administrative Agent three (3) additional copies of such form (or a successor form) on or before the date that such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by Administrative Agent, in each case certifying that such Lender is entitled to receive payments from Borrower under this Agreement and the Notes without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms of the type previously delivered inapplicable or which would prevent such Lender from duly completing and delivering such form with respect to it and such Lender advises
Administrative Agent that it is not capable of receiving such payments on the basis reflected in such previously delivered form without any deduction or withholding of United States federal income tax. Administrative Agent shall provide one (1) copy of each of such forms or documents so provided to Borrower and Documentation Agent.

         Section 2.21 Make-Whole Qualifications. Each Lender's claims for reimbursements, payments, indemnities or otherwise under Sections 2.16, 2.17, 2.18, 2.19 and 2.20 and Borrower's obligation with respect thereto, shall be limited and qualified by and subject to the following:

(a) Borrower's obligation to pay, satisfy or recognize such claim shall be limited to costs or losses incurred within one (1) year immediately prior to any demand or request therefor upon Borrower;

(b) each Lender's demand for reimbursement, payment or indemnity from Borrower must be limited to that which is being generally applied at the time by such Lender for comparable borrowers and credits subject to credit agreements similar to this Agreement, but without regard to provisions similar to this Section;

(c) each Lender which asserts its rights with respect thereto or which is seeking or imposing such reimbursement, payment or indemnity shall provide evidence regarding the basis of such claim and the calculation and application thereof in reasonable detail and, in determining such amount, each Lender may use reasonable methods of attribution and averaging;

(d)  each Lender which is seeking payment or  reimbursement  pursuant to Section
     2.20 shall, if so requested by Borrower, use reasonable efforts (subject to the overall policy considerations of such Lender) to designate a different lending office hereunder if to do so will avoid the need for, or reduce the amount of, any such payment or reimbursement; provided that, Lender would, in its sole but reasonable determination, suffer no material economic, legal or regulatory disadvantage or burden;

(e) Borrower may, in its sole discretion, elect, unless and until the applicable Lender notifies Borrower that the circumstances giving rise thereto no longer apply to such Lender, that, to the extent that a Lender's claims for such reimbursements, payments or indemnities would be reduced thereby, that subject to Section 2.19, (1) all Loans to Borrower which would otherwise be made by such Lender as Eurodollar Portions shall be made instead as Base Rate Portions (all of which interest and principal shall be payable as provided herein with respect to the related Eurodollar Portions of the Lenders), and (2) after each Eurodollar Portion has been repaid, all payments of principal which would otherwise would be applied to repay such Eurodollar Portion shall be applied to repay Base Rate Portions instead; and

(f) Borrower may designate a replacement Lender (which may be one (1) or more of the then existing Lenders hereunder and which shall be reasonably satisfactory to Administrative Agent) to purchase the Notes, in each case without recourse, and assume the Commitments and all other obligations hereunder of any Lender that has suspended the availability of Eurodollar Portions pursuant to Section 2.18 or that has demanded reimbursement, payment or indemnity under Sections 2.16, 2.17, 2.18, 2.19 or 2.20, and such Lender shall be obligated to sell, transfer and deliver all of its Notes to such replacement Lender for the outstanding principal amount of such Notes, plus in each case, accrued interest thereon and such Lender's portion of accrued but unpaid fees through the date of such purchase, and permit such replacement lender to assume its Commitments. Borrower shall be obligated to pay all additional amounts due to the Lender being replaced pursuant to Sections 2.16, 2.17, 2.18, 2.19 and 2.20 through the date of such purchase and assumption; provided, that if the replacement Lender fails to purchase all such rights and interests and assume all such Commitments on the specified date in accordance herewith, Borrower shall continue to be obligated to pay such amounts to such Lender which was to have been replaced and provided further that Borrower shall pay any Taxes or Stamp Taxes, if any, as a result of such transfer.

         Section 2.22   Competitive Bid Advances.

         (a) In addition to borrowings pursuant to Section 2.1(a) or Section 2.4, Borrower may request each Lender severally to submit offers (herein called a "Competitive Bid Offer") to make advances to Borrower on any Business Day during the Loan Commitment Period as provided in this Section (herein called "Competitive Bid Advances"); provided, however, that each Lender may in its sole discretion, but shall have no obligation whatsoever to submit such offers, and Borrower may, but shall have no obligation to, accept any such offers.

(b)  Procedure for Competitive Bid Advances.

     (i) Borrower may request Competitive Bid Advances by delivering a request for a Competitive Bid Advance to each Lender (which has indicated to Borrower its interest in making a Competitive Bid Advance) and Administrative Agent not later than 9:00 a.m., Dallas, Texas time, one
          (1) Business Day prior to the proposed borrowing date. Each request for a Competitive Bid Advance shall be in substantially the form of Exhibit N hereto (herein called a "Request for Competitive Bid Offer") and may solicit bids for Competitive Bid Advances having not more than three (3) alternative maturity dates and for Competitive Bid Advances in any respective principal amount equal to $10,000,000 or an integral multiple of $1,000,000 in excess thereof for each maturity date requested. The maturity date for each Competitive Bid Advance shall be not less than fifteen (15) days nor more than 360 days after the borrowing date therefor (and in any event not after the Maturity
          Date).

     (ii) Upon receipt of a Request for Competitive Bid Offer, any Lender that elects, in its sole discretion, to do so, shall irrevocably offer to make one (1) or more Competitive Bid Advances at a fixed rate of interest determined by such Lender in its sole discretion for each such Competitive Bid Advance. Any such irrevocable offer shall be made by delivering a Competitive Bid Offer to Administrative Agent and to Borrower, before 9:00 a.m., Dallas, Texas time (or, in the case of a Competitive Bid Offer by Administrative Agent, before 8:45 a.m., Dallas, Texas time), on the proposed borrowing date, setting forth the maximum amount of Competitive Bid Advances for each maturity date, and the aggregate maximum amount for all maturity dates, which such Lender would be willing to make (which amounts may exceed such Lender's Percentage Share of the Commitments) and the fixed rate of interest at which such Lender is willing to make each such Competitive Bid Advance, which fixed rate of interest may or may not be, in such Lender's discretion, different for each Competitive Bid Advance (respectively herein a "Competitive Bid Rate"). Borrower shall pay to Administrative Agent a fee of $500 on each day that Borrower accepts a Competitive Bid Offer.

    (iii) The Competitive Bid Offer delivered by each Lender in response to a Request for Competitive Bid Offer shall set forth an amount proposed to be loaned by such Lender for each maturity date requested by Borrower that is equal to $10,000,000 or an integral multiple of $1,000,000 in excess thereof. Any Competitive Bid Offer by any Lender that: (A) does not substantially conform to the form of Exhibit O hereto, (B) contains qualifying, conditional or similar language, (C) proposes terms other than or in addition to those set forth in the applicable Request for Competitive Bid Offer or (D) is received by Borrower after the applicable time specified in this subsection, shall be rejected by Borrower and Administrative Agent (and Administrative Agent shall notify the relevant Lender of such rejection for one or more of the matters described in the foregoing (A) through (D) by telephone and telecopy as soon as practicable thereafter).

     (iv) Borrower shall before 10:00 a.m., Dallas, Texas time, on the proposed borrowing date either, in its absolute discretion:

          (A) withdraw such Request for Competitive Bid Offer by giving telephonic notice to that effect;

          (B) accept one (1) or more of the Competitive Bid Offers by giving telephonic notice to Administrative Agent (immediately confirmed by delivery to Administrative Agent by facsimile transmission of a Bid Acceptance) of the amount of Competitive Bid Advance(s) for each relevant maturity date to be made by the relevant Lender(s) (which amount for each such maturity date shall be equal to or less than the maximum amount for such maturity date specified in the Competitive Bid Offer of such Lender(s), and for all maturity dates included in such Competitive Bid Offer shall be equal to or less than the aggregate maximum amount specified in such Request for Competitive Bid Offer for all such maturity dates) and reject any Competitive Bid Offers not accepted by Borrower by giving telephonic notice to Administrative Agent of such rejection; provided, however, that (1) Borrower may not accept Competitive Bid Offers for any maturity date in an aggregate principal amount in excess of the maximum principal amount requested in the related Request for Competitive Bid Offer (and Competitive Bid Advances allocated to a Lender on a borrowing date for each relevant maturity date shall be in a principal amount equal to $10,000,000 or an integral multiple of $1,000,000 in excess thereof); and (2) Administrative Agent shall notify the Lender that submitted a Competitive Bid Offer for such Business Day of

               Borrower's decision by telecopying to each such Lender a copy of the Bid Acceptance by no later than 12:00 noon, Dallas, Texas time, on the borrowing date specified in the Request for Competitive Bid Offer; or

          (C) Borrower may accept or reject any Competitive Bid Offer(s) in whole or in part; provided that after giving effect to any such accepted Competitive Bid Offer(s), the sum of (i) the aggregate principal amount of the Revolving Loans and Swing Line Advances outstanding at such time, and (ii) the aggregate principal amount of Competitive Bid Advances outstanding at such time, does not exceed the Facility Amount.

     (v)  If  Borrower  notifies   Administrative   Agent  that  a  Request  for
          Competitive Bid Offer is withdrawn pursuant to clause (iv) above, the Competitive Bid Advance requested thereby shall not be made.

     (vi) Each Lender which is to make a Competitive Bid Advance shall, before 1:00 p.m., Dallas, Texas time, on the borrowing date specified in the Request for Competitive Bid Offer applicable thereto, make available to Administrative Agent in immediately available funds the amount of each Competitive Bid Advance to be made by such Lender. Administrative Agent shall deposit such funds to an account designated by Borrower by no later than 1:15 p.m., Dallas, Texas time, on such date.

    (vii) Borrower shall repay to Administrative Agent, for the account of each Lender which has made a Competitive Bid Advance, on the maturity date of each Competitive Bid Advance (such maturity date being that specified by Borrower for repayment of such Competitive Bid Advance in the related Request for Competitive Bid Offer) the then unpaid principal amount of such Competitive Bid Advance. Borrower shall not have the right to prepay any principal amount of any Competitive Bid Advance. If any Lender makes a Competitive Bid Advance on a day on which Borrower is to repay all or any part of an outstanding
          Competitive Bid Advance from such Lender, if requested by Borrower, such Lender shall apply the proceeds of its new Competitive Bid Advance to make such repayment and, in such instance, only an amount equal to the difference (if any) between the amount being borrowed and the amount being repaid shall be made available by such Lender to Administrative Agent as provided in Section 2.22(b)(vi), or remitted by Borrower to Administrative Agent as provided in this Section 2.22(b)(vii), as the case may be.

   (viii) Borrower shall pay interest on the unpaid principal amount of each Competitive Bid Advance from the borrowing date to the stated maturity date thereof, at the rate of interest determined pursuant to clause
          (b) (ii) above (calculated on the basis of a 360 day year for actual days elapsed including the first but excluding the last), but not in excess of the Maximum Lawful Rate, payable on the maturity date with respect to such Competitive Bid Advance and, if such maturity date is more than 90 days after the date of making such Competitive Bid Advance, on such ninetieth day and each ninetieth day occurring after such ninetieth day until the maturity date. If all or a portion of the principal of or interest on any Competitive Bid Advance shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), without limiting any rights of any Lender under this Agreement, (i) such overdue principal amount shall bear interest from the date on which such payment was due (other than on the scheduled maturity date with respect thereto) at the Default Rate, but not in excess of the Maximum Lawful Rate, until paid in full (as well as after as before judgment) and (ii) such overdue interest shall bear interest from the date on which payment was due at the Default Rate, but not in excess of the Maximum Lawful Rate, until paid in full (as well as after as before judgment).

         (c) The Competitive Bid Advances made by each Lender shall be evidenced by a single promissory note of Borrower payable to the order of such Lender substantially in the form of Exhibit A-3 attached hereto, with appropriate insertions (herein called a "Competitive Bid Note"). The date, amount, Competitive Bid Rate and maturity date of each Competitive Bid Advance made by a Lender to Borrower, and each payment made on account of the principal thereof, shall be recorded by such Lender on its books.

         (d) The Competitive Bid Advances will be used by Borrower to provide working capital and for the general business purposes of Borrower and its Subsidiaries. No Competitive Bid Advances shall be used for the purpose of purchasing or carrying any Margin Stock in violation of the Margin Regulations.

         (e) The obligation of Lenders to make each Competitive Bid Advance after timely acceptance by Borrower is further subject to the conditions contained in Article 3.

         (f) Borrower shall not be required to accept Competitive Bid Offers on the basis of the lowest Competitive Bid Rate offered, but may in its sole discretion accept any Competitive Bid Offer regardless of the Competitive Bid Rate(s) offered.

                                    ARTICLE 3

                         CONDITIONS PRECEDENT TO LENDING

         Section 3.1   Initial   Conditions   Precedent.    No  Lender  has  any
obligation to make its first Revolving Loan Advance, Swing Line Advance or Competitive Bid Advance unless:

(a) Administrative Agent shall have received all of the following with copies for each Lender, at Administrative Agent's office in Midland, Texas:

     (1) This Agreement, the Notes, those Security Instruments and Guaranties listed on Schedule 5 hereto, any other documents required in connection herewith, each duly executed and delivered and in form, substance and date satisfactory to Managing Agents.

     (2)  The following certificates:

          (i) an "Omnibus Certificate" of the Secretary or an Assistant Secretary and of a Designated Officer, which shall contain the names and signatures of the officers of Borrower authorized to execute Loan Documents and which shall certify to the truth, correctness and completeness of the following exhibits attached thereto: (A) a copy of resolutions duly adopted by the Board of Directors of Borrower and in full force and effect at the time this Agreement is entered into, authorizing the execution of this Agreement and the other Loan Documents delivered or to be delivered in connection herewith and the consummation of the transactions contemplated herein and therein, (B) a copy of the charter documents of Borrower and all amendments thereto, certified by the appropriate official of Borrower's jurisdiction of organization, and (C) a copy of the bylaws or similar governing documents of Borrower (provided that, to the extent Borrower has previously provided Administrative Agent certified copies of the documents described in (B) and (C) above, such Omnibus Certificate may omit such documents, but shall include a statement that such documents have not been modified in any respect since the date last so provided to Administrative Agent, except as may be specifically noted in such Omnibus Certificate with appropriate attachments); and

          (ii) a "Compliance Certificate" of a Designated Officer of Borrower, of even date with such Revolving Loan Advance, Swing Line Advance or Competitive Bid Advance, in which such officer certifies to the satisfaction of the conditions set out in Section 3.2(a) and
               (b) and that all conditions hereunder have been satisfied.

     (3) A certificate (or certificates) of the due formation, valid existence and good standing of Borrower in its jurisdiction of organization, issued by the appropriate authorities of such jurisdiction.

     (4)  The  favorable  opinion  of  counsel  for  Borrower,  Parent  and  the
          Restricted   Subsidiaries,   given  upon  their  express  instructions
          substantially in the form set forth as Exhibit H attached hereto.

     (5) Documents similar to those specified in Section 3.1(a)(2)(i) and 3.1(a)(3) with respect to (i) Parent and (ii) each Restricted Subsidiary which is or will be party to a Security Instrument or Guaranty on the date hereof.

     (6) A certificate of a Designated Officer of Borrower as to insurance concerning the material assets of Obligors. Lenders agree that Obligors' insurance coverage disclosed on Schedule 4 is acceptable at the date hereof.

(b) Except as disclosed to the Lenders in the Disclosure Schedule or otherwise in writing prior to the execution hereof and not objected to by Required Lenders, there shall be no pending or threatened litigation, action or proceeding against Borrower, Parent, Petroleum or Mesa or any of their respective Subsidiaries which, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

(c) No event or condition shall have occurred since December 31, 1996, which is reasonably expected to result in a Material Adverse Effect.

(d) After giving effect to such Revolving Loan Advances, Competitive Bid Advances and Swing Line Advances, Borrower and Lenders shall be in compliance with the Margin Regulations.

(e) The mergers among Petroleum, Mesa, Mesa Operating and Parent (the "Mergers") shall have been consummated as contemplated by and pursuant to that certain Amended and Restated Agreement and Plan of Merger dated April 6, 1997 (the "Merger Agreement"), among such parties, and Administrative Agent shall have received (i) satisfactory evidence of the consummation of such Mergers and (ii) a certificate from a Designated Officer of Borrower certifying that the Mergers have been consummated.

(f) A certificate of a Designated Officer of Borrower certifying that (i) all representations and warranties made by any Obligor in this Agreement or any other Loan Document are true and correct as of the Effective Date and (ii) that all conditions precedent to the initial Advance contained in this Agreement or any other Loan Document have been satisfied as of the Effective Date.

(g) All requisite Governmental Authorities and third parties shall have approved or consented to the Mergers and all related transactions, including, without limitation, the issuance, closing and funding of this Agreement and the facilities thereunder, to the extent required. All applicable appeal periods shall have expired and there shall be, in the judgment of the Managing Agents, in their sole discretion, no governmental or judicial action, actual or threatened, restraining, preventing or imposing burdensome conditions on the Mergers and all related transactions, including, without limitation, the issuance, closing and funding of this Agreement and the facilities thereunder.

(h) Administrative Agent shall have received documentation of the release of all Liens associated with the Existing Mesa Facility and the Existing Petroleum Facility, in form and substance acceptable to the Administrative Agent, in its sole discretion.

(i) Managing Agents shall have received copies of all financial statements, reports, notices and proxy statements sent by Parent to its stockholders and all SEC filings concerning the Mergers.

(j) No litigation or administrative proceeding or other legal or regulatory developments prohibiting or enjoining the consummation of the Mergers shall exist.

(k) Exclusive of the Mergers, no "Event of Default" (as defined in the Existing Petroleum Credit Facility) for Petroleum or "Event of Default" (as defined in the Existing Mesa Credit Facility) for Mesa shall have occurred and be continuing.

         Section 3.2 Additional Conditions Precedent. No Lender has any obligation to make any Revolving Loan Advance, Competitive Bid Advance or Swing Line Advance (including its initial Advance) unless the following conditions precedent have been satisfied:

(a) All representations and warranties made by any Obligor in any Loan Document shall be true on and as of the date of such Revolving Loan Advance, Swing

     Line Advance or Competitive Bid Advance as if such representations and warranties had been made as of the date of such Revolving Loan Advance, Swing Line Advance or Competitive Bid Advance (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date).

(b) In the case of the first Revolving Loan Advance, Swing Line Advance or Competitive Bid Advance, no Event of Default, and in the case of any other Revolving Loan Advance, Swing Line Advance or Competitive Bid Advance, no Default shall exist at the date of such Revolving Loan Advance, Swing Line Advance or Competitive Bid Advance or will occur as a result of the making of the requested Revolving Loan Advance, Swing Line Advance or Competitive Bid Advance.

                                    ARTICLE 4

                         REPRESENTATIONS AND WARRANTIES

         Section 4.1 Borrower's Representations and Warranties. To confirm each Lender's understanding concerning Borrower and its businesses, properties and obligations, and to induce Managing Agents, Co-Agents and each Lender to enter into this Agreement and to make the Loans to Borrower, except as to matters disclosed herein or in the Disclosure Schedule, Borrower represents and warrants to Managing Agents, Co-Agents and each Lender that:

(a) No Default. No Obligor is in default in the performance of any of the covenants and agreements contained herein or under any other Loan Document. No event or circumstance has occurred and is continuing which constitutes a Default.

(b) Organization, Existence and Good Standing. Each Obligor is duly organized or incorporated, validly existing and in good standing under the laws of its jurisdiction of organization or incorporation, having all corporate or partnership powers required to enter into and carry out the transactions contemplated hereby. Each Obligor is duly qualified, in good standing, and authorized to do business in all other jurisdictions within the United States of America and the Commonwealth of Australia wherein the character of the properties owned or held by it or the nature of the business transacted by it makes such qualification necessary, except for any lack of qualification, good standing or authorization that could not reasonably be expected to have a Material Adverse Effect. Each Obligor has taken all actions customarily taken in order to enter, for the purpose of conducting business or owning property, each jurisdiction outside the United States wherein the character of the properties owned or held by it or the nature of the business transacted by it makes such actions desirable, except for any failure or other matter that could not reasonably be expected to have a Material Adverse Effect.

(c) Authorization. Each Obligor has duly taken all corporate or partnership action necessary to authorize the execution and delivery by it of the Loan Documents to which it is a party and to authorize the consummation of the transactions contemplated thereby and the performance of its obligations thereunder. Borrower is duly authorized to borrow funds hereunder.

(d) No Conflicts or Consents. The execution and delivery by each Obligor of the Loan Documents to which it is a party, the performance by each Obligor of its obligations under such Loan Documents, and the consummation of the transactions contemplated by the various Loan Documents, including, without limitation, the consummation of the Mergers, do not and will not (1) conflict with any provision of the articles or certificate of incorporation, bylaws, charter, partnership agreement or certificate or other governing document of such Obligor, or (2) except as to matters that could not reasonably be expected to have a Material Adverse Effect, result in the acceleration of any Debt owed by such Obligor, or conflict with any law, statute, rule, regulation, or material agreement, judgment, license, order or permit applicable to or binding upon such Obligor, or require the consent, approval, authorization or order of, or notice to or filing with, any Governmental Authority or third party, or result in or require the creation of any Lien upon any material assets or properties of such Obligor, except (i) as permitted in the Loan Documents and (ii) for filings and recordings of the Security Instruments.

(e) Enforceable Obligations. This Agreement is, and the other Loan Documents when duly executed and delivered will be, legal, valid and binding obligations of each Obligor which is a party hereto or thereto, enforceable in accordance with their terms except as such enforcement may be limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights generally and by general principles of equity.

(f)  Financial Statements.

     (i) The Updated Financial Statements fairly present Mesa's and Petroleum's financial position at the respective dates thereof and the results of Mesa's and Petroleum's operations and cash flows for the respective periods thereof. From the date of the audited Updated Financial Statements to the Effective Date no change has occurred in Mesa's and Petroleum's Consolidated financial condition which could reasonably be expected to result in a Material Adverse Effect, except as reflected in the Disclosure Schedule. All Updated Financial Statements were prepared in accordance with GAAP as in effect on the date thereof.

     (ii) The Unaudited Pro Forma Financial Statements of Parent for the periods ending December 31, 1996 and March 31, 1997 contained in the Proxy Statement, dated June 27, 1997, fairly present Parent's pro forma financial position at the respective dates thereof and the results of Parent's pro forma operations and cash flows for the respective periods thereof. From the date of such financial statements to the

          Effective Date no change has occurred in Mesa's or Petroleum's Consolidated financial condition which could reasonably be expected to result in a Material Adverse Effect on Parent's Pro Forma Consolidated Financial Condition, except as reflected in the Disclosure Schedule. All such financial statements were prepared in accordance with GAAP as in effect on the date thereof.

(g) Other Obligations. As of the Effective Date, neither Borrower nor any of its Consolidated Subsidiaries has any outstanding Debt which is, in the aggregate, material to either Petroleum or Mesa and their respective Consolidated Subsidiaries and not shown in the Updated Financial Statements.

(h) Full Disclosure. No certificate, statement or other information delivered herewith or heretofore by any Designated Officer of any Obligor to either of Managing Agents, Co-Agents or any Lender in connection with the negotiation of this Agreement or in connection with any transaction contemplated hereby contains any untrue statement of a fact or omits to state any fact known to Petroleum, Mesa, or any Obligor (other than industry-wide risks normally associated with the types of businesses conducted by Petroleum, Mesa or Obligors) necessary to make the statements contained herein or therein not misleading as of the date made or deemed made, except to the extent that any untrue statement or omission could not reasonably be expected to have a Material Adverse Effect.

(i) Litigation. Except as disclosed in the Updated Financial Statements or in the Disclosure Schedule: (1) there are no actions, suits or legal, equitable, arbitrative or administrative proceedings pending, or, to the knowledge of Borrower, threatened, against any Obligor before any Governmental Authority that could reasonably be expected to have a Material Adverse Effect, and (2) there are no outstanding judgments, injunctions, writs, rulings or orders by any such Governmental Authority against Borrower, Petroleum or Mesa or any of their respective Consolidated Subsidiaries which could reasonably be expected to have a Material Adverse Effect.

(j)  Environmental  Matters.  The  liabilities  and  costs of  Borrower  and its
     Consolidated Subsidiaries related to compliance with applicable Environmental Laws (as in effect on the date on which this representation is made or deemed made) could not reasonably be expected to have a Material Adverse Effect.

(k) Title to Properties. Each Obligor has good and defensible title to all of its material properties and assets, except any failure, defect or other matter that could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(l) Investment Company Act. Neither Parent or Borrower nor any of their respective Subsidiaries is an "investment company" or a "company controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

(m) Public Utility Holding Company Act. Neither Parent or Borrower nor any of their respective Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

(n) Principal Business Offices. As of the Effective Date, each Obligor's principal place of business and chief executive office is located at the place described in the Disclosure Schedule.

(o) Solvency. Each Obligor is solvent and will continue to be solvent after the making and guarantying of the Loans.

(p) Organization. As of the Effective Date, the organization chart of Parent, Borrower and their respective Subsidiaries set forth on Exhibit I is true and correct in all material respects. As of the Effective Date, Borrower or a Restricted Subsidiary owns all of the issued and outstanding capital stock of each Restricted Subsidiary. As of the Effective Date, no Restricted Subsidiary has issued any securities convertible into shares of its stock or any options (except as set forth in the Disclosure Schedule), warrants or other rights to acquire such shares or securities convertible into such shares and the outstanding capital stock and securities of each Restricted Subsidiary is owned by Borrower or another Restricted Subsidiary free and clear of all Liens, warrants, options or rights of others of any kind whatsoever, except for Permitted Liens.

(q) Use of Proceeds; Margin Stock. Borrower and its Subsidiaries shall use (i) the initial Revolving Loan Advance (1) to discharge all outstanding obligations under the Existing Petroleum Credit Facility and (2) to discharge all outstanding obligations under the Existing Mesa Credit
     Facility, and (ii) all Revolving Loan Advances, Competitive Bid Advances and Swing Line Advances for its and their respective general corporate purposes. In no event shall the funds from any Revolving Loan Advance, Swing Line Advance or Competitive Bid Advance be used directly or indirectly by any Persons for personal, family, household or agricultural purposes or for the purpose, whether immediate, incidental or ultimate, of purchasing, acquiring or carrying any "margin stock" or any "margin securities" (as such terms are defined in the Margin Regulations) in violation of the Margin Regulations, or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry "margin stock" or "margin securities" in violation of the Margin Regulations, or to extend credit to others directly or indirectly for the purpose of purchasing or carrying any such margin stock or margin securities in violation of the Margin Regulations. Borrower is not engaged principally, or as one of Borrower's important activities, in the business of extending credit to others for the purpose of purchasing or carrying such margin stock or margin securities. Neither any Obligor nor any Person acting on behalf of any Obligor has taken or will take any action which might cause this Agreement, the Notes, or any Guaranty, any Loan Document or any Loan to violate the Margin Regulations or to violate Section 7 of the Securities Exchange Act of 1934, or any rule or regulation thereunder, in each case as now or hereafter in effect.

(r) Liens Under the Security Instruments. Upon the execution and delivery of the Security Instruments in accordance herewith, and where appropriate the filing and recordation thereof with the appropriate filing or recording officers in each of the necessary jurisdictions, the Liens granted and to be granted by any Obligor to Lenders or the Trustee (as defined in any of the Security Instruments) on behalf of Lenders in such Obligor's assets pursuant to the Security Instruments will be validly created, perfected and first priority Liens, subject only to Permitted Liens.

         Section 4.2 Representation by Lenders. Each Lender hereby represents that it will acquire its Notes for its own account in the ordinary course of its commercial lending business; however, such Lender may sell or otherwise transfer its Notes, any participation interest or other interest in its Notes, or any of its other rights and obligations under the Loan Documents as permitted by
Section 8.8.


                                    ARTICLE 5

                              COVENANTS OF BORROWER

         Section 5.1 Affirmative Covenants. To conform with the terms and conditions under which each Lender is willing to have credit outstanding to Borrower, and to induce Managing Agents, Co-Agents and each Lender to enter into this Agreement and make the Loans to Borrower, unless Required Lenders shall have previously agreed otherwise in writing, Borrower and, as applicable, Parent, severally for itself and their respective Subsidiaries covenants and agrees that:

(a) Payment and Performance. Borrower will pay all amounts due from it under the Loan Documents in accordance with the terms thereof and will observe, perform and comply with every covenant, term and condition expressed in the Loan Documents, and will cause each Obligor which is a Subsidiary of Borrower to perform and comply with every covenant, term and condition expressed in the Loan Documents and applicable to such Obligor.

(b) Books, Financial Statements and Reports. Parent and Borrower will at all times maintain full and materially accurate books of account and records. Parent and Borrower will maintain and will cause their respective Subsidiaries to maintain a standard system of accounting and will cause the following statements and reports to be delivered to Managing Agents and each Lender at Borrower's expense:

     (1) As soon as available, and in any event within 120 days after the end of each Fiscal Year, complete audited Consolidated financial statements of Parent and its Subsidiaries and unaudited consolidating balance sheets and statements of operations of Parent and its Subsidiaries, prepared in reasonable detail in accordance with GAAP; such audited statements to be accompanied by an opinion, by KPMG Peat Marwick, or such other independent certified public accountants of nationally recognized standing selected by Parent, stating that such Consolidated financial statements have been so prepared. Parent will, together with each set of such financial statements delivered pursuant to this Section, furnish a certificate in the form of Exhibit J signed by a Designated Officer of Borrower stating that, to the best of his knowledge, (i) such financial statements are accurate and complete, and (ii) no Default or Event of Default exists at the end of such Fiscal Quarter or at the time of such certificate or specifying the nature and period of existence of any such Default or Event of Default. Such certificate shall contain calculations showing compliance (or noncompliance) at the end of such Fiscal Quarter with the requirements of Sections 5.3(a) and (b).

     (2) As soon as available, and in any event within 60 days after the end of the first three Fiscal Quarters in each Fiscal Year, unaudited Consolidated financial statements of Parent and its Subsidiaries and unaudited consolidating balance sheet and statements of operations of Parent and its Subsidiaries as of the end of such Fiscal Quarter, all in reasonable detail and prepared in accordance with GAAP, subject to changes resulting from year-end adjustments. Parent will, together with each set of such financial statements delivered pursuant to this Section, furnish a certificate in the form of Exhibit J signed by a Designated Officer of Borrower stating that, to the best of his knowledge, (i) such financial statements are accurate and complete, and (ii) no Default or Event of Default exists at the end of such Fiscal Quarter or at the time of such certificate or specifying the nature and period of existence of any such Default or Event of Default. Such certificate shall contain calculations showing compliance (or noncompliance) at the end of such Fiscal Quarter with the requirements of Sections 5.3(a) and (b).

     (3) Promptly after transmittal or filing, copies of all financial statements, reports, notices and proxy statements sent by Parent to its stockholders and all registration statements, periodic reports and other statements and schedules filed by Parent or any of its Subsidiaries with any securities exchange, the Securities and Exchange Commission or any similar Governmental Authority.

(c) Other Information and Inspections. Parent and Borrower will furnish to Managing Agents and each Lender any information which Administrative Agent, on behalf of any Lender, may from time to time reasonably request in writing concerning any covenant, provision or condition of the Loan Documents or any matter in connection with Parent's, Borrower's and its Subsidiaries' businesses and operations. Parent and Borrower will permit and will cause each of their respective Subsidiaries to permit representatives of Agents and Lenders (including independent accountants, agents and attorneys), at the expense and risk of the applicable Lender, to visit and inspect, during normal business hours and upon reasonable notice any of Parent's or Borrower's or such Subsidiaries' property, including its books of account, other books and records, and any facilities or other business assets, and to make extra copies therefrom and photocopies and photographs thereof, and to write down and record any information such representatives obtain, and Parent and Borrower shall permit and will cause each of their respective Subsidiaries to permit Agents and the Lenders or their representatives, to investigate and verify the accuracy of the information furnished to Administrative Agent or any Lender in connection with the Loan Documents and to discuss all such matters with its officers, employees and representatives; provided, however, that any such visit, inspection, investigation or verification or discussion with respect to Parent or Borrower taking place at a time when Borrower has been notified in writing by Administrative Agent of the existence of a Default or an
     Event of Default applicable to Borrower which has occurred and is continuing shall be at the cost and expense of Borrower, and that neither Managing Agents, Co-Agents nor Lenders shall have any obligation to pay any costs or expenses of Parent or Borrower or any other Obligor or any of their officers, employees or representatives in respect thereof irrespective of the existence of any Default or Event of Default.

(d) Notice of Material Events. Borrower will promptly upon its awareness thereof notify Administrative Agent and each Lender (1) of the occurrence of any Default or any other event, which has or may reasonably be expected to have, a Material Adverse Effect, (2) of the acceleration of the maturity of any Debt owed by any Obligor or any default by any Obligor under any instrument evidencing or governing Debt, if such acceleration or default has a Material Adverse Effect, (3) of the occurrence of any Termination Event which may reasonably be expected to have a Material Adverse Effect, and (4) of the filing of any litigation or proceeding in which any Obligor is a party or of any material developments in existing litigation in which any Obligor is a party in which an adverse decision may reasonably be expected to have a Material Adverse Effect.

(e) Maintenance of Existence and Qualifications. Parent and Borrower will, and will cause each Restricted Subsidiary to, maintain and preserve its existence as a corporation or partnership, as the case may be. Parent and Borrower will, and will cause each Restricted Subsidiary to, maintain and preserve its good standing and its rights and franchises in full force and effect and qualify to do business as a foreign corporation in all states or jurisdictions where required by applicable law, except for any failure to maintain, preserve and qualify that could not reasonably be expected to have a Material Adverse Effect. Nothing in this Section shall prohibit (i) a merger or consolidation permitted by Section 5.2(c) or (ii) a termination of such existence, good standing, rights or franchises of any Restricted Subsidiary if Parent or Borrower determines in good faith that such termination is in the best interest of the Parent and Borrower and could not reasonably be expected to have a Material Adverse Effect.

(f) Payment of Taxes and Trade Debt. Borrower will, and will cause each of its Subsidiaries to, except for any failure or other matter that could not reasonably be expected to have a Material Adverse Effect, (1) timely file all required tax returns, (2) timely pay all taxes, assessments, and other governmental charges or levies imposed upon it or upon its income, profits or property, and (3) timely pay all trade debt. Borrower and its respective Subsidiaries may, however, delay paying or discharging any such taxes, assessments, charges, debts or levies so long as the validity thereof is contested in good faith by appropriate proceedings and adequate reserves therefor in accordance with GAAP have been set aside and reflected among the books and records of Borrower and its Subsidiaries.

(g) Insurance. Borrower will, and will cause each of its Subsidiaries to, at all times maintain insurance in such amounts and covering such risks as are in accordance with normal industry practice for companies engaged in similar businesses and owning similar properties in the same general area in which Borrower and its Subsidiaries conduct business, which insurance (other than prudent self-insurance programs) shall be by financially sound and reputable insurers.

(h) Payment of Expenses. Whether or not the transactions contemplated by this Agreement are consummated, Borrower will promptly pay all reasonable costs and expenses (including reasonable attorneys' fees) incurred by or on behalf of (1) the Documentation Agents in connection with the negotiation, preparation, execution and delivery of the Loan Documents and any amendment, modification or restatement thereof, and any and all consents, waivers or other documents or instruments, including commitment letters, term sheets and any memorandum relating thereto (provided that Borrower shall be obligated to pay only the attorneys' fees of a common counsel for the Documentation Agents, Mayer, Brown & Platt), (2) Agents in connection with due diligence, syndication, travel and advertising related to this Agreement and the transactions contemplated thereby, and (3) Administrative Agent or any Lender in connection with enforcement of the Loan Documents or the defense of Administrative Agent's or any Lender's exercise of its rights thereunder. The selection of Managing Agents' counsel and consultants in connection with the matters described in the preceding sentence shall be subject to the approval of Borrower, which approval shall not be unreasonably withheld. Attorneys' fees reimbursed by Borrower for any amendment, modification or restatement of any Loan Document shall be estimated and approved by Borrower prior to incurrence, such approval not to be unreasonably withheld. Attorneys' fees reimbursed by Borrower in connection with the enforcement of the Loan Documents or the defense of Administrative Agent's or any Lenders' exercise of its rights hereunder shall be for a single law firm per country (unless conflicts (including conflicts between Managing Agents and the other Lenders as determined in the reasonable discretion of the Required Lenders) otherwise prohibit the engagement of a single law firm).

(i) Compliance with Agreements and Law. Borrower and Parent will, and will cause each of their respective Subsidiaries to (1) perform all material obligations it is required to perform under the terms of each material agreement, contract or other instrument or obligation to which it is a party or by which it or any of its material properties is bound, except for any non-performance that will not have or reasonably be expected to have a Material Adverse Effect; and (2) conduct its business and affairs in material compliance with all laws, regulations, and orders applicable thereto (including without limitation Environmental Laws) except for any non-compliance that could not reasonably be expected to have a Material Adverse Effect.

(j) Maintenance of Business. Borrower will, and will cause each Restricted Subsidiary to, maintain as its primary business the exploration, production and development of oil, natural gas and other liquid and gaseous hydrocarbons and the gathering, processing, transmission and marketing of hydrocarbons and activities related or ancillary thereto.

(k) Operations. Borrower will, and will cause each Restricted Subsidiary to, cause all material properties to be regularly operated, maintained and developed in a good and workmanlike manner, as would a prudent operator and in accordance with all applicable federal, state and local laws, rules and regulations, except for any failure to so operate, maintain and develop that could not reasonably be expected to have a Material Adverse Effect.

         Section 5.2 Negative Covenants. To conform with the terms and conditions under which each Lender is willing to have credit outstanding to Borrower, and to induce Managing Agents and each Lender to enter into this Agreement and make the Loans to Borrower, unless Required Lenders shall have previously agreed otherwise in writing, Borrower and, as applicable, Parent, severally for itself and their respective Subsidiaries covenants and agrees that:

(a) Limitation on Debt. Parent and Borrower will not, and will not permit any Restricted Subsidiary to, in any manner owe or be liable for Debt except:

     (1)  the Obligations;

     (2)  Debt pursuant to the Primary Facility;

     (3)  unsecured Debt among Obligors;

     (4) Debt arising under capital leases which does not in the aggregate for Parent, Borrower and all Restricted Subsidiaries exceed $20,000,000 at any one time outstanding;

     (5) Debt, other than Debt otherwise permitted by another subparagraph of this Section 5.2(a), which, at the time incurred, is at prevailing market rates of interest and contains convenants and conditions and rates of interest and contains covenants and conditions and events of default no more onerous to Obligors than the terms of this Agreement; provided, that no Default or Event of Default will result from the incurrence of such Debt and be continuing;

     (6) guaranties of Debt which is the primary obligation of an Obligor and permitted under this Section 5.2(a);

     (7) Debt arising (whether by contract or as a result of statutory liability of a general partner) by virtue of any Obligor being a general partner of a general or limited partnership pursuant to agreements in effect on the Effective Date not in excess of the aggregate amounts permitted to be incurred pursuant to such agreements on the Effective Date for all such Debt and other such Debt otherwise permitted pursuant to the other subparagraphs of this Section 5.2(a); and

     (8) Debt existing on the Effective Date which is disclosed (i) in the Updated Financial Statements or (ii) in the Disclosure Schedule and any extensions, renewals or replacements thereof upon terms no more onerous to Borrower than the terms of this Agreement or the terms of the instruments evidencing such Debt as of the date of this Agreement.

(b) Negative Pledge. Borrower and Parent will not, and will not permit any of their respective Restricted Subsidiaries to, create, assume or permit to exist any Lien upon any of their respective material property, except Permitted Liens.

(c) Limitation on Mergers. Except as expressly provided Borrower and Parent will not, and will not permit any of their Restricted Subsidiaries to, merge or consolidate with or into any other business entity, except (1) Parent or Borrower may be party to a merger or consolidation so long as the surviving entity is Parent or Borrower and no Default will exist and the Obligations do not exceed the Facility Amount after giving effect thereto and (2) any Restricted Subsidiary may be a party to any merger or consolidation so long as the surviving entity is a Restricted Subsidiary and any Guaranty of, or Pledge Agreement by, such Restricted Subsidiary continues as to such surviving entity, no Default will exist, and the Obligations do not exceed the Facility Amount after giving effect thereto.

(d) Limitation on Disposition of Capital Stock of Restricted Subsidiaries. Borrower will not, and will not permit any Restricted Subsidiary to, sell, transfer or otherwise dispose of capital stock of any Restricted Subsidiary, except that Borrower and any Restricted Subsidiary may sell, issue, transfer or otherwise dispose of the capital stock of any Restricted Subsidiary to Parent, Borrower or to another Restricted Subsidiary.

(e) Limitation on Restricted Payments. Parent and Borrower will not, and will not permit any Restricted Subsidiary to, make Restricted Payments in excess of $50,000,000 in the aggregate for the duration of this Agreement for all such Restricted Payments; provided, however, that in the event that any Unrestricted Subsidiary of Borrower is determined to be a Restricted Subsidiary of Borrower for purposes of this Agreement, then for purposes of determining compliance with this Section, all Restricted Payments made to such Unrestricted Subsidiary shall be deducted from the aggregate total of all Restricted Payments made for the duration of this Agreement. No Restricted Payment may be made (1) if the Obligations shall exceed the Facility Amount or (2), if any Default or Event of Default shall have occurred and be continuing, or (3) if as a result thereof, any Default or Event of Default shall have occurred and be continuing.

(f) Transactions with Affiliates. Parent and Borrower will not, and will not permit any of its Restricted Subsidiaries to, engage in any material transaction with any of Borrower's Affiliates on terms which are less favorable than those which would have been obtainable at the time in arm's-length dealing with Persons other than such Affiliates, provided, however that such restriction shall not apply to transactions among Borrower and its Restricted Subsidiaries, (ii) among Restricted Subsidiaries.

(g) Limitations on Restricted Subsidiaries. Parent and Borrower will not permit any Restricted Subsidiary to become subject to covenants which:

     (1)  restrict dividends or dividend capacity;

     (2)  restrict loans and advances to Borrower;

     (3) restrict the ability to make tax payments or management payments to Borrower; or

     (4)  restrict the capitalization structure of any Restricted Subsidiary.

(h) Limitation on Sale/Leasebacks. Obligors will not enter into any arrangement, directly or indirectly, with any Person whereby any Obligor shall sell or transfer any material asset, and whereby any Obligor shall then or immediately thereafter rent or lease as lessee such asset or any part thereof.

(i) Conversion of Restricted Subsidiary to Unrestricted Subsidiary. Parent and Borrower may convert any Restricted Subsidiary to an Unrestricted Subsidiary by giving Administrative Agent at least five (5) Business Days' notice of such conversion in the form of Exhibit K-1 attached hereto; provided that (1) no Restricted Subsidiary shall be so converted so long as it owns or will thereafter own, directly or indirectly, any interest in any material asset or in another Restricted Subsidiary unless the value of such material assets, together with the aggregate of all Restricted Payments made and the value of any other material assets determined as aforesaid of any Restricted Subsidiaries converted to Unrestricted Subsidiaries do not exceed in the aggregate the limitation on Restricted Payments contained in
     Section 5.2(e) hereof, and (2) no such conversion shall be made if after giving effect to such conversion, any Default would exist. Upon any such conversion of a Restricted Subsidiary to an Unrestricted Subsidiary, such Subsidiary shall be released from its obligations under its Guaranty, and Managing Agents and Lenders shall execute and deliver a release substantially in the form of Exhibit K-2 hereto.

(j) Margin Securities. Proceeds of the Loans will not be used to purchase or carry Margin Stock except in compliance with the Margin Regulations.

         Section 5.3 Financial Covenants. To conform with the terms and conditions under which each Lender is willing to have credit outstanding to Borrower, and to induce Managing Agents and each Lender to enter into this Agreement and make the Loans to Borrower, unless Required Lenders shall have previously agreed otherwise in writing, Borrower and, as applicable, Parent, severally for itself and their respective Subsidiaries covenants and agrees that:

(a) EBITDAX to Consolidated Interest Expense Ratio. The ratio of Parent's "EBITDAX" to "Consolidated Interest Expense" for the last four rolling Fiscal Quarters will not be less than 3.75 to 1.0; provided, however, that the EBITDAX to Consolidated Interest Expense Ratio shall first be calculated on December 31, 1997; provided further that for the periods for calculation ending on or before September 30, 1998, each reference to "for the last four rolling Fiscal Quarters" shall be deemed to be a reference to the period from October 1, 1997 through the date of such calculation. As used in this paragraph, the term "Consolidated Interest Expense" means for any period, total interest expense, whether paid or accrued, of Parent, Borrower and their respective Subsidiaries on a Consolidated basis, including, without limitation, all commissions, discounts and other fees and charges owed with respect to Letters of Credit (as defined in the Primary Facility). As used in this paragraph, the term "EBITDAX" means for any period the sum of the amounts for such period of Consolidated net income, Consolidated Interest Expense, depreciation expense, depletion expense, amortization expense, federal and state income taxes, exploration and abandonment expense and other non-cash charges and expenses, all as determined on a Consolidated basis for Parent, Borrower and their respective Subsidiaries.

(b)  Consolidated   Total   Funded  Debt  to  Total   Capitalization.   Parent's
     Consolidated Total Funded Debt to Total Capitalization will not, as of the last day of any Fiscal Quarter, be greater than 60%.

                                    ARTICLE 6

                         EVENTS OF DEFAULT AND REMEDIES

        Section 6.1   Events   of   Default.    Each  of  the  following  events
constitutes an "Event of Default" under this Agreement:

(a) Borrower shall default on the payment when due of any principal on any of its Loans or any of its Notes;

(b) Borrower fails to pay any of its Obligations (other than principal) when due and payable, whether interest in respect of any Loan or any fee or any other amounts payable under any of the Loan Documents and such failure shall continue unremedied for a period of five (5) Business Days; provided, however, that any such Default shall not constitute an Event of Default if subsequently available information indicates that a payment made when due was insufficient because of a good faith error in calculation so long as Borrower shall cure such deficiency within five (5) Business Days after Borrower becomes aware of such deficiency;

(c) any Obligor fails to duly observe, perform or comply with any covenant, agreement, condition or provision set forth in Section 5.1(d) or 5.2 of this Agreement;

(d) any Obligor fails (other than as referred to in subsections (a), (b) and (c) above) to duly observe, perform or comply with any covenant, agreement, condition or provision of any Loan Document applicable to it (even if all or part of such agreement or covenant is void or unenforceable), and such failure is not remedied within thirty (30) Business Days after written notice thereof shall have been sent to Borrower by Administrative Agent or any Lender;

(e) any representation or warranty previously, presently or hereafter made in writing or deemed made by or on behalf of any Obligor in connection with any Loan Document shall have been false or incorrect in any material respect on any date on or as of which made and either (1) an Executive Officer of Borrower had actual knowledge that such representation or warranty was false or incorrect in a material respect when made or (2) if no Executive Officer had such knowledge, such representation or warranty shall continue to be false or incorrect in any material respect thirty (30) Business Days after the earlier of an Executive Officer of Borrower obtaining actual knowledge thereof or written notice thereof shall have been sent to Borrower by Administrative Agent;

(f) any Obligor (1) fails to pay when due Debt in excess of $20,000,000 or (2) breaches or defaults in the performance of any agreement or instrument by which any such Debt in excess of $20,000,000 is issued, evidenced, governed, or secured, and any such failure, breach or default continues beyond any applicable period of grace provided therefor;

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



(g) either (1) any "accumulated funding deficiency" (as defined in Section 412(a) of the Internal Revenue Code of 1986, as amended) in excess of $10,000,000 exists with respect to any ERISA Plan, whether or not waived by the Secretary of the Treasury or his delegate, or (2) any Termination Event which has a Material Adverse Effect occurs with respect to any ERISA Plan and the then current value of such ERISA Plan's benefit liabilities exceeds the then current value of such ERISA Plan's assets available for the payment of such benefit liabilities by more than $10,000,000 (or in the case of a Termination Event involving the withdrawal of a substantial employer, the withdrawing employer's proportionate share of such excess exceeds such amount);

(h)  any Obligor:

     (1) suffers the commencement of any involuntary bankruptcy, reorganization, debt arrangement, winding up, dissolution, official management or administration, or other case or proceeding under any bankruptcy or insolvency law or the entry against it of a judgment, decree or order for relief by a court of competent jurisdiction in such a case or proceeding, which in either case remains undismissed for a period of sixty (60) days; provided that each Obligor hereby expressly authorizes each Agent and each Lender to appear in any court proceeding during such sixty (60) day period to preserve, protect and defend their rights under the Loan Documents;

     (2) commences a voluntary case under any applicable bankruptcy, insolvency or similar law now or hereafter in effect, including, without limitation, the United States Bankruptcy Code or the Corporations Law of Australia, as from time to time amended; or applies for or consents or acquiesces to the entry of an order for relief in an involuntary case under any such law, or becomes insolvent or makes a general assignment for the benefit of creditors, or fails generally to pay (or admits in writing its inability to pay) its debts as such debts become due, or takes corporate or other action to authorize any of the foregoing;

     (3) suffers the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator, administrator or similar official of all or a substantial part of its assets in a proceeding brought against or initiated by it, and such appointment is neither made ineffective nor discharged within sixty (60) days after such event or such appointment or taking possession is at any time consented to, requested by, or acquiesced to by such Obligor;

     (4) suffers the entry against it of a final judgment for the payment of money in excess of $20,000,000 (not covered by insurance satisfactory to Administrative Agent in its discretion), unless the same is discharged within thirty (30) days after the date of entry thereof or an appeal or appropriate proceeding for review thereof is taken within such period and a stay of execution pending such appeal is obtained and continues; or

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



     (5) suffers a writ or warrant of attachment or any similar process to be issued by any court against all or any substantial part of its property, and such writ or warrant of attachment or any similar process is not stayed or released within thirty (30) days after the entry or levy thereof or after any stay is vacated or set aside;

(i) (a) any person (other than Parent, Borrower, a Restricted Subsidiary of Borrower or any employee benefit plan of Borrower or any of its Subsidiaries) or group (as such term is used in Section 13(d) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) shall acquire, directly or indirectly, beneficial ownership of an aggregate of 35% or more of the issued and outstanding voting stock of Parent or (b) during any period of two consecutive years ending on or after the Effective Date, as determined as of the last day of each calendar quarter after the Effective Date, the individuals (the "Incumbent Directors") who at the beginning of such period constituted the Board of Directors of Parent (other than additions thereto or removals therefrom from time to time thereafter approved by a vote of at least two-thirds of such Incumbent Directors) shall cease for any reason to constitute 50% or more of the Board of Directors of Parent; provided, however, that for each determination period ending on or before September 30, 1999, each determination period shall be deemed to be a period from the Effective Date through the date of such calculation;

(j) any of the Loan Documents are determined to be invalid or unenforceable in any material respect;

(k) (1) any Restricted Subsidiary other than any Foreign Restricted Subsidiary, and any of their respective Restricted Subsidiaries fails to execute and deliver to Collateral Agent a Guaranty of the type referred to in clause (i) of the definition of "Guaranty", within 30 days of becoming a Restricted Subsidiary;

     (2) unless and to the extent that any Foreign Restricted Subsidiary or any other Restricted Subsidiary is prohibited from, or subject to adverse tax consequences as a result of, guaranteeing the Obligations under this Agreement (a) under Section 956 of the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time ("ss.956") (b) pursuant to contractual restrictions in existence prior to the Effective Date or (c) as a matter of corporate law, any Foreign Restricted Subsidiary or any other Restricted Subsidiary fails to execute and deliver to Collateral Agent, a Guaranty of the type referred to in clause (i) of the definition of "Guaranty" together with in the case of any Foreign Restricted Subsidiary, a notice in relation to such Guaranty or, in the case of any Restricted Subsidiary subject to the Corporation Laws of Australia, a certificate under
          Section 206(6) of the Corporations Laws of Australia in relation to such Guaranty, in each case (1) as soon as practicable following the termination or inapplicability of the contractual restrictions,

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



          corporate law prohibitions and adverse tax consequences referred to in this paragraph or (2) if no such contractual restrictions, corporate law prohibitions and adverse tax consequences apply, as soon as practicable following a determination that such contractual restrictions, corporate law prohibitions and adverse tax consequences do not apply;

(l) unless and to the extent that (a) any such pledge or mortgage would result in (i) substantial stamp or similar taxes or (ii) adverse tax consequences pursuant to ss.956, (b) any such pledge or mortgage is prohibited either
     (i) pursuant to contractual restrictions in existence prior to the Effective Date or (ii) as a matter of corporate law, or (c) a Guaranty of the type referred to in clause (i) of the definition of "Guaranty" has been executed and delivered by the Restricted Subsidiary the capital stock or shares of which would otherwise be subject to pledge or mortgage under this paragraph, Borrower, or any Subsidiary of Borrower, owning capital stock or shares of any Restricted Subsidiary of any Foreign Restricted Subsidiary, fails (x) to execute and deliver to Collateral Agent the Pledge Agreements, together with all issued and outstanding stock or shares of such Restricted Subsidiary of such Foreign Restricted Subsidiary and stock powers or share transfers executed in blank, together with a either a certificate under
     Section 206 (6) of the Corporations Law of Australia or a notice of the type described in Section 6.1(k)(2) hereof, in each case in relation to to such Pledge Agreement, as the case may be and if applicable, as soon as practicable after the termination or inapplicability of such contractual restrictions and corporate law prohibitions and adverse tax consequences referred to in this paragraph and (y) to repay all Obligations and other amounts as soon as practical after the termination or inapplicability of such contractual restrictions and corporate law prohibitions and adverse tax consequences referred to in this paragraph; or

(m) any Obligor, to the extent applicable, fails, (x) promptly upon the reasonable request of the Managing Agents at any time or from time to time prior to the applicable Stock Pledge Release Date, as the case may be, (1) to execute, acknowledge or deliver, or to cause to be executed, acknowledged or delivered, or to register, record or file, or to cause to be registered, recorded or filed, any document or instrument necessary or advisable or as Required Lenders may from time to time reasonably deem to be necessary or advisable in connection with the grant, creation, preservation, perfection or maintenance, as first, prior and perfected Liens, the Liens created, or intended to be created, by the applicable Security Instruments, subject only to Permitted Liens or (2) to perform or to continue to perform at all times and from time to time all actions necessary or advisable or reasonably deemed to be necessary or advisable by the Required Lenders in connection with such creation, preservation, perfection and maintenance; and (y) to repay all Obligations and other amounts as soon as practical after receipt of the reasonable request of Managing Agents pursuant to the foregoing clause (x);

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



provided, however, that the foregoing events which affect only Restricted Subsidiaries that (a) are not guarantors of the Obligations, and (b) are immaterial (as determined by the Managing Agents), shall not constitute "Events of Default" under this Agreement. It is agreed by the parties hereto that so long as Borrower or any Restricted Subsidiary has made reasonable efforts under the circumstances to obtain the approvals required by Section 205(10) of the Corporations Law of Australia (if applicable), the foregoing paragraphs (k)(2),
(l) and (m) shall not require any Restricted Subsidiaries to provide any pledge or guaranty prohibited by corporate law unless the requirements of such Section 205(10) of the Corporations Law of Australia, to the extent applicable, have been satisfied.

Upon the occurrence of an Event of Default described in Section 6.1(h)(1), (2) or (3) with respect to Borrower, the Commitments shall automatically terminate and all of the Obligations shall thereupon be immediately due and payable, without demand, presentment, notice of demand or of dishonor and nonpayment, protest, notice of protest, notice of intention to accelerate, declaration or notice of acceleration, or any other notice or declaration of any kind, all of which are hereby expressly waived by Borrower and each Obligor who at any time ratifies or approves this Agreement. During the continuance of any other Event of Default, Administrative Agent at any time and from time to time upon written instructions from Required Lenders (which, for purposes of this sentence only, shall be determined giving effect to each Lender's outstanding Swing Line
Advances and Competitive Bid Advances) shall, by notice to Borrower (but otherwise without notice to any other Obligor), declare the Commitments to be terminated, and/or declare any or all of the Obligations immediately due and payable, and all such Obligations shall thereupon be immediately due and payable, without demand, presentment, notice of demand or of dishonor and nonpayment, protest, notice of protest, notice of intention to accelerate, declaration or notice of acceleration, or any other notice or declaration of any kind, all of which are hereby expressly waived by Borrower and each Obligor who at any time ratifies, approves or guaranties this Agreement.

         Section 6.2 Remedies. If any Default shall occur and be continuing, each Lender or Administrative Agent on behalf of Lenders may protect and enforce its rights under the Loan Documents by any appropriate proceedings, including, without limitation, proceedings for specific performance of any covenant or agreement contained in any Loan Document, and each Lender may enforce the payment of any Obligations due it or enforce any other legal or equitable rights which it may have. Additionally, under such circumstances, the Required Lenders or, at the direction of Required Lenders, the Trustee (or Collateral Agent) may proceed to protect the Lenders' rights under the Security Instruments. All rights, remedies and powers conferred upon Administrative Agent and Lenders under the Loan Documents are cumulative and not exclusive of any other rights, remedies or powers available under the Loan Documents or at law or in equity.

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



         Section 6.3   Annulment   of   Acceleration.    If  a   declaration  of
acceleration is made pursuant to this Article 6, then Required Lenders, by written notice to Borrower and Administrative Agent, may collectively rescind and annul such declaration in its entirety; provided, that at the time such declaration is annulled and rescinded: (a) no judgment or decree has been entered for the payment of any moneys due pursuant to any Note or this Agreement; (b) all arrears of interest upon all the Notes and all other sums payable under the Notes and this Agreement (other than principal amounts which may have become due as a result of acceleration), including interest upon overdue interest, to the extent payment thereof is lawful, shall have been duly paid; and (c) each and every other Event of Default which has theretofore occurred shall have been waived pursuant to Section 8.1 or otherwise made good or cured.

         Section 6.4 Indemnity. Borrower hereby indemnifies each Agent and each Lender, from and against any and all liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (including reasonable fees of attorneys, accountants, experts and advisors) of any kind or nature whatsoever (in this Section collectively called "liabilities and costs") which to any extent (in whole or in part) may be imposed on, incurred by, or asserted against such Agent or such Lender as a result of, arising out of, relating to or in connection with:

(a) the Loan Documents to which Borrower or one or more of its Subsidiaries is a party or the rights provided therein (including the enforcement or defense thereof);

(b) the direct or indirect application or proposed application of the proceeds of any Loan to or for Borrower or any of its Subsidiaries;

(c) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Loan to or for Borrower or any of its Subsidiaries;

(d) any investigation, litigation or proceeding related to any environmental cleanup, audit, compliance or other matter (including enforcement) relating to any Environmental Law or the condition of any facility or property owned, leased or operated by Borrower or any of its Subsidiaries; or

(e) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or releases from, any facility owned or operated by Borrower or any of its Subsidiaries of any hazardous or toxic substance (including any liabilities and costs under any Environmental
     Law), regardless of whether caused by, or within the control of, Borrower or any of its Subsidiaries; or any misrepresentation, inaccuracy or any breach in or of Section 4.1(j) or Section 5.1(i) by or with respect to Borrower or any of its Subsidiaries.

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The foregoing indemnification shall not apply to the extent such liabilities and costs are determined to have resulted or been caused, in whole or in part, by the gross negligence or willful misconduct on the part of such Agent or Lender. THE FOREGOING INDEMNIFICATION SHALL APPLY WHETHER OR NOT SUCH LIABILITIES AND COSTS ARE IN ANY WAY OR TO ANY EXTENT CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND EXCEPT AS PROVIDED BY THE IMMEDIATELY PRECEDING SENTENCE. In the event that any claim or demand for which Borrower would be liable to any Agent or any Lender under this Section is asserted against or sought to be collected from any Agent or any Lender by a third party, Agent or such Lender shall promptly notify Borrower of such claim or demand. Borrower shall have the lesser of: (i) thirty (30) Business Days from receipt of the above notice; or (ii) three (3) Business Days prior to the expiration of any period after which a default judgment may be entered against such Agent or Lender (the "Notice Period") to notify such Agent and/or Lender whether or not Borrower desires, at the sole cost and expense of Borrower, to defend such Agent and/or Lender against such claim or demand. In the event that Borrower notifies such Agent and/or Lender within the Notice Period, that it desires to defend such Agent and/or Lender against such claim or demand, Borrower shall have the right to settle or otherwise dispose of such claim or demand (other than claims alleging criminal violations) on such terms as Borrower, with the consent of the indemnified party (which consent shall not be unreasonably withheld) shall deem appropriate; provided that:

           (w) counsel designated by Borrower is reasonably acceptable to the Managing Agents and the affected Lender;

           (x) Borrower will have acknowledged in writing that this Section will cover any liabilities and costs in any such claim or demand;

           (y) in the sole determination of the Managing Agents and the affected Lender, Borrower will have the financial ability to pay such liabilities and costs; and

           (z) Borrower shall thereafter consult with the Managing Agents and the affected Lender with respect to such claim or demand; and

provided further, that each of Agents and the affected Lender shall have the right at all times to participate in any proceeding, at their sole cost and expense, subject, however, to Borrower's right to control the defense of all proceedings concerning such claim or demand.

In the event that Borrower fails to give such Agent and/or Lender such notice, such Agent and/or Lender may defend against such claim or demand; provided, however, that Borrower's obligation to reimburse such Agent and/or Lender shall be limited to a single law firm of such Agent and/or Lender (unless Borrower otherwise consents, which consent shall not be unreasonably withheld); provided further, that Borrower shall have the right at all times to participate in any

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



such proceeding, at its sole cost and expense, subject, however, to the right of such Agent and/or Lender to control the defense of all proceedings concerning such claim or demand. As used in this Section, the terms "Agent" and "Lender" shall refer not only to the Persons designated as such in Section 1.1 but also to each director, officer, agent, attorney, employee and representative of such Person.


                                    ARTICLE 7

                                     AGENTS

         Section 7.1 Appointment and Authority. NationsBank of Texas, N.A. is hereby appointed Administrative Agent hereunder and under each other Loan Document, CIBC Inc. is hereby appointed Documentation Agent hereunder and under each other Loan Document, Morgan Guaranty Trust Company of New York is hereby appointed Documentation Agent hereunder and under each other Loan Document and The Chase Manhattan Bank is hereby appointed Syndication Agent hereunder and under each other Loan Document, each Co-Agent is hereby appointed Co-Agent hereunder and under each other Loan Document, and each of the Lenders hereby authorizes each such Agent to act as the agent of such Lender hereunder and each other Loan Document to the extent provided herein or therein. In addition, each Lender hereby irrevocably authorizes Administrative Agent, and Administrative Agent hereby undertakes, to receive payments of principal, interest due hereunder as specified herein and to act as Collateral Agent under the Security Instruments. In addition, each Lender hereby authorizes each Agent, and each Agent hereby undertakes to take all other actions and to exercise such powers under the Loan Documents as are specifically delegated to such Agent by the terms hereof or thereof, together with all other powers reasonably incidental thereto. No Co-Agent has any duties or responsibilities whatsoever as Co-Agent (as opposed to its capacity as Lender) under or in connection with this Agreement or any of the Loan Documents. The relationship of each Agent to Lender is only that of one commercial bank acting as administrative agent for others, and nothing in the Loan Documents shall be construed to constitute any Agent a trustee or other fiduciary for any holder of any of the Notes or of any participation therein, nor to impose on any Agent duties and obligations other than those expressly provided for in the Loan Documents. None of the Agents shall have implied duties to Lenders, or any obligations to Lenders to take any action under the Loan Documents, except any action by an Agent specifically provided by the Loan Documents to be taken by such Agent. With respect to any matters not expressly provided for in the Loan Documents and any matters which the Loan Documents place within the discretion of any Agent, such Agent shall not be required to exercise any discretion or take any action, and each such Agent may request instructions from Lenders with respect to any such matter, in which case such Agent shall be required to act or to refrain from acting (and shall be fully protected and free from liability to any and all Lenders and Agents in so acting or refraining from acting) upon the instructions of Required Lenders (including itself); provided, however, that no Agent shall be required to take any action which exposes it to a risk of personal liability that it

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considers  unreasonable  or  which  is  contrary  to the  Loan  Documents  or to applicable law unless indemnified to its satisfaction by Lenders or Borrower. Upon receipt by Administrative Agent from Borrower of any communication calling for action on the part of Lenders or upon notice from any Lender to Administrative Agent of any Default or Event of Default, Administrative Agent shall promptly notify each Lender thereof.

         Section 7.2 Agent's Reliance. No Agent or any of their respective directors, officers, agents, attorneys, or employees shall be liable for any action taken or omitted to be taken by any of them under or in connection with the Loan Documents, including their negligence of any kind, except that each shall be liable for its own gross negligence or willful misconduct. Without limiting the generality of the foregoing, each Agent:

(a) may treat the payee of any Note as the holder thereof until Administrative Agent receives written notice of the assignment or transfer thereof in accordance with this Agreement, signed by such payee and in form satisfactory to Administrative Agent;

(b) may consult with legal counsel (including counsel for Borrower), independent public accountants and other experts selected by such Agent and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts;

(c) makes no warranty or representation to any Lender or to any other Agent and shall not be responsible to any Lender or Agent for any statements, warranties or representations made in or in connection with the Loan Documents by any other Person;

(d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of the Loan Documents on the part of any Obligor or to inspect the property (including the books and records) of any Obligor;

(e) shall not be responsible to any Lender or to any other Agent for the due execution (other than its own due execution and delivery), legality, validity, enforceability, genuineness, existence, sufficiency or value of any Loan Document, the Credit Facility Agreement or any instrument or document furnished in connection herewith, or any collateral;

(f) may rely upon the representations and warranties of any Obligor and the Lenders in exercising its powers hereunder;

(g)  shall not be responsible for the satisfaction of any condition specified in
     Article 3, except receipt by an Agent of items required to be delivered to such Agent; and

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(h)  shall  incur no  liability  under or in  respect of the Loan  Documents  by acting upon any notice, consent, certificate or other instrument or writing (including any telecopy, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper Person or Persons.

         Section 7.3 Lenders' Credit Decisions. Each Lender acknowledges that it has, independently and without reliance upon any Agent or any other Lender, made its own analysis of Obligors and the transactions contemplated hereby and its own independent decision to enter into this Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents.

         Section 7.4   Indemnification.  Each Lender  agrees to  indemnify  each
Agent (to the extent not reimbursed by Borrower within ten (10) days after demand) from and against such Lender's Percentage Share of any and all liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (including reasonable fees of attorneys, accountants, experts, and advisors) of any kind or nature whatsoever (in this Section collectively called "liabilities and costs") which to any extent (in whole or in part) may be imposed on, incurred by, or asserted against such Agent growing out of, resulting from or in any other way associated with any of the Loan Documents and the transactions and events (including, without limitation, the enforcement thereof) at any time associated therewith or contemplated therein. THE FOREGOING INDEMNIFICATION SHALL APPLY WHETHER OR NOT SUCH LIABILITIES AND COSTS ARE IN ANY WAY OR TO ANY EXTENT CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY ANY AGENT, PROVIDED ONLY THAT NO LENDER SHALL BE OBLIGATED UNDER THIS SECTION TO INDEMNIFY AN AGENT FOR THAT PORTION, IF ANY, OF ANY LIABILITIES AND COSTS WHICH IS THE SOLE RESULT OF SUCH AGENT'S OWN INDIVIDUAL GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, AS DETERMINED IN A FINAL JUDGMENT OF A COURT OF COMPETENT JURISDICTION. Cumulative of the foregoing, each Lender agrees to reimburse Administrative Agent, each Documentation Agent and Syndication Agent promptly upon demand for such Lender's Percentage Share of any costs and expenses to be paid to Administrative Agent, the Documentation Agent or the Syndication Agent by Borrower under Section 5.1(h) to the extent that Administrative Agent, the Documentation Agent or the Syndication Agent is not timely reimbursed for such expenses by Borrower as provided in such section. As used in this Section the term "Agents" shall refer not only to the Person(s) designated as such in Section 1.1 but also to each director, officer, agent, attorney, employee and representative of such Person(s).

         Section 7.5 Rights as Lender. In their respective capacity as a Lender, each Agent shall have the same rights and obligations as any Lender and may exercise such rights as though it were not an Agent. Each Agent may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with any of Obligors or their Affiliates, all as if it were not an Agent hereunder and without any duty to account therefor to any other Lender.

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         Section 7.6   Sharing of Set-Offs  and Other  Payments.  Each Agent and
Lender agrees that if it shall, whether through the exercise of rights under security documents or rights of banker's lien, setoff, or counterclaim against any Obligor or otherwise, obtain payment of a portion of the aggregate Obligations owed to it (other than in respect of its Swing Line Advances and its Competitive Bid Advances) which, taking into account all distributions made by Administrative Agent under Section 2.11, causes such Agent or such Lender to have received more than it would have received had such payment been received by Administrative Agent and distributed pursuant to Section 2.11 (or, in the case of Swing Line Advances paid as provided in Section 2.6(b) or in the case of Competitive Bid Advances paid as provided in Section 2.22(b)), then it shall be deemed to have simultaneously purchased and shall be obligated to purchase interests in the Obligations as necessary to cause Administrative Agent and all Lenders to share all payments (other than in respect of Swing Line Advances and Competitive Bid Advances) as provided for in Section 2.11, and such other adjustments shall be made from time to time as shall be equitable to ensure that all Agents and all Lenders share all payments of Obligations (other than in respect of its Swing Line Advances and Competitive Bid Advances) as provided in
Section 2.11. If any Agent or any Lender, whether in connection with setoff of amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Obligations or such amounts which might be subject to setoff, such Agent or Lender agrees, promptly upon demand, to take such action necessary so that all Agents and all Lenders share in the benefits of such collateral ratably in proportion to the Obligations owing to each of them. Nothing herein contained shall in any way affect the right of any Agent or any Lender to obtain payment (whether by exercise of rights of banker's lien,
set-off  or  counterclaim   or  otherwise)  of   indebtedness   other  than  the
Obligations. Borrower expressly consents to the foregoing arrangements and agrees that any holder of any such interest or other participation in the Obligations, whether or not acquired pursuant to the foregoing arrangements, may to the fullest extent permitted by law exercise any and all rights of banker's lien, set-off, or counterclaim as fully as if such holder were a holder of the Obligations in the amount of such interest or other participation. If all or any part of any funds transferred pursuant to this Section is thereafter recovered from the seller under this Section which received the same, the purchase provided for in this Section shall be deemed to have been rescinded to the extent of such recovery, together with interest, if any, if interest is required pursuant to court order to be paid on account of the possession of such funds prior to such recovery.

         Section 7.7 Investments. Whenever Administrative Agent in good faith determines that it is uncertain about how to distribute to Lenders any funds which it has received, or whenever Administrative Agent in good faith determines that there is any dispute among Lenders about how such funds should be distributed, Administrative Agent may choose to defer distribution of the funds which are the subject of such uncertainty or dispute. If Administrative Agent in good faith believes that the uncertainty or dispute will not be promptly resolved, or if Administrative Agent is otherwise required to invest funds pending distribution to Lenders, Administrative Agent may invest such funds

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pending distribution (at the risk of the subject Borrower);  all interest on any such investment shall be distributed upon the distribution of such investment and in the same proportion and to the same Persons as such investment. All moneys received by Administrative Agent for distribution to Lenders (other than to the Person who is Administrative Agent in its separate capacity as a Lender) shall be held by Administrative Agent pending such distribution solely as Administrative Agent for such Lenders, and Administrative Agent shall have no equitable title to any portion thereof.

         Section 7.8 Benefit of Article 7. The provisions of this Article (other than the following Section 7.9) are intended solely for the benefit of Agent and Lenders, and no Obligor shall be entitled to rely on any such provision or assert any such provision in a claim or defense against Agent or any Lender. Agent and Lenders may waive or amend such provisions as they desire without any notice to or consent of any Obligor.

         Section 7.9 Resignation and Removal. Any Agent may resign at any time by giving written notice thereof to Lenders and Borrower. Each such notice shall set forth the date of such resignation. Majority Lenders or Borrower, with the consent (which shall not be unreasonably withheld) of Majority Lenders (other than Agent to be removed) shall be entitled to remove any Agent. Upon any such resignation or removal, Borrower may, with the written concurrence (which shall not be unreasonably withheld) of Majority Lenders (exclusive of any such resigned or removed Agent), designate a successor Agent. If, within fifteen (15) days after the date of such resignation or removal, Borrower makes no such designation or such written concurrence is not given, Majority Lenders (exclusive of any such resigned or removed Agent) shall, with the consent of Borrower (which consent shall not be unreasonably withheld or delayed), have the right to appoint a successor Agent. A successor must be appointed for any retiring Managing Agent, and such Managing Agent's resignation shall become effective when such successor accepts such appointment. Upon the acceptance of any appointment as a Managing Agent hereunder by a successor Managing Agent and the satisfaction of all obligations on the part of such retiring or removed Managing Agent necessary to facilitate succession, the retiring or removed Managing Agent, as the case may be, shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. After any Agent's resignation or removal hereunder, the provisions of this Article 7 shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under the Loan Documents. Any out-going Agent shall promptly execute all assignments and other documents necessary to effectuate the transfer of the agency in connection with this Agreement and shall promptly deliver all original documents and any collateral in its possession to the successor Agents.

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                                    ARTICLE 8

                                  MISCELLANEOUS

         Section 8.1 Waivers and Amendments. No failure or delay (whether by course of conduct or otherwise) by any Agent or any Lender in exercising any right, power or remedy which any Agent or Lender may have under any of the Loan Documents shall operate as a waiver thereof or of any other right, power or remedy, nor shall any single or partial exercise by any Agent or Lender of any such right, power or remedy preclude any other or further exercise thereof or of any other right, power or remedy. No waiver of any provision of any Loan Document and no consent to any departure therefrom shall ever be effective unless it is in writing and signed as provided below in this Section, and then such waiver or consent shall be effective only in the specific instances and for the purposes for which given and to the extent specified in such writing. No notice to or demand on any Obligor shall in any case of itself entitle any Obligor to any other or further notice or demand in similar or other circumstances. This Agreement and the other Loan Documents set forth the entire understanding between the parties hereto with respect to the transactions contemplated herein and therein and supersede all prior discussions and understandings with respect to the subject matter hereof and thereof, and no waiver, consent, release, modification or amendment of or supplement to this Agreement or the other Loan Documents shall be valid or effective against any party hereto unless the same is in writing and signed by (a) if such party is an Obligor, by such Obligor, (b) if such party is an Agent, by such Agent and (c) if such party is a Lender, by such Lender or by Administrative Agent on behalf of Lenders with the written consent of Required Lenders (or without further consent than that already provided herein in the circumstances provided in
Section 8.7). Notwithstanding the foregoing or anything to the contrary herein or in any other Loan Document, no Agent shall, without the prior consent of each Lender, execute and deliver on behalf of any Lender any waiver or amendment which would:

    (i) increase the Commitment of such Lender or subject such Lender to any additional obligations;

    (ii) reduce or forgive any fees hereunder, or the principal of, or interest on, such Lender's Notes;

    (iii) postpone any date fixed for any payment of any fees hereunder, or principal of, or interest on, such Lender's Notes;

    (iv) amend the definitions herein of "Required Lenders" or "Majority Lenders" or otherwise change the aggregate amount of Percentage Shares which is required for Administrative Agent, any other Agent, Lenders or any of them to take any particular action under the Loan Documents;

    (v) release collateral (except as expressly contemplated by this Agreement) or any Borrower from its obligation to pay such Lender's Notes or any Restricted Subsidiary from its Guaranty (except upon the Restricted Subsidiary becoming an Unrestricted Subsidiary as specified in this Agreement);
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    (vi)  amend this Section 8.1;

    (vii) extend the Loan Commitment Period;

    (ix) amend, modify or waive any provision applicable to the indemnification of any Lender;

    (x)   consent to the  assignment  or  transfer  by any Obligor of any of its
          rights  or  obligations   under  this  Agreement  or  the  other  Loan
          Documents; or

    (xi) amend, modify or waive the rights and obligations of the Agents; provided, that no obligation to any Obligor of any Lender or any Agent may be amended, modified or waived without the written approval of Borrower, which approval shall not be unreasonably withheld.

         Notwithstanding the foregoing or anything to the contrary herein or in any other Loan Document, no provision of Article 7 may be amended in any way which impacts or affects any Agent in its capacity as an Agent (as opposed to its capacity as a Lender) without the prior written consent of such Agent. Except as provided in the preceding three sentences or as expressly provided in any Loan Document, the Required Lenders may waive, modify, amend or supplement this Agreement and each of the other Loan Documents.

         Section 8.2 Survival of Agreements; Cumulative Nature. Each Obligor's various representations, warranties, covenants, indemnities and agreements in the Loan Documents shall survive the execution and delivery of this Agreement and the other Loan Documents and the performance hereof and thereof, including the making or granting of the Loans and the delivery of the Notes, and the other Loan Documents, and shall further survive until all of the Obligations are paid in full to Agents and Lenders and all of Agents' and Lenders' obligations to Borrower are terminated, provided that, notwithstanding the foregoing, certain Obligations of certain Obligors under their respective Guaranties shall survive or be reinstated as provided in such Guaranties. The representations, warranties, indemnities, and covenants made by any Obligor in any Loan Documents, and the rights, powers, and privileges granted to Agents and Lenders in the Loan Documents, are cumulative.

         Section 8.3 Notices. All notices, requests, consents, demands and other communications required or permitted under any Loan Document shall be in writing, unless otherwise specifically provided in such Loan Document (provided that Administrative Agent may give telephonic notices to the other Agents and Lenders), and shall be deemed sufficiently given or furnished if delivered by personal delivery, by telecopy (with telephonic confirmation of transmission), by delivery service with proof of delivery, or by registered or certified United States mail, postage prepaid, to Borrower at the address of Borrower specified on the signature pages hereto and to each Agent and each Lender at their addresses specified on the signature pages hereto (unless changed by similar notice in writing given by the particular Person whose address is to be changed). Any such notice or communication shall be deemed to have been given:

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(a)  in the case of personal  delivery or  delivery  service,  as of the date of first attempted delivery during normal business hours at the address provided herein;

(b)  in the case of telecopy, upon receipt; or

(c) in the case of registered or certified United States mail, three (3) days after deposit in the mail, postage prepaid; provided, however, that no Request for Advance or Rate Election shall become effective until actually received by Administrative Agent.

         Section 8.4 Parties in Interest. All grants, covenants and agreements contained in the Loan Documents shall bind and inure to the benefit of the parties thereto and their respective successors and assigns; provided, however, that no Obligor may assign or transfer any of its rights or delegate any of its duties or obligations under any Loan Document without the prior written consent of all Lenders.

         Section 8.5 Governing Law. THE LOAN DOCUMENTS SHALL BE DEEMED CONTRACTS AND INSTRUMENTS MADE UNDER THE LAWS OF THE STATE OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. CHAPTER 15 OF TEXAS REVISED CIVIL STATUTES ANNOTATED ARTICLE 5069 (WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS AND REVOLVING TRI-PARTY ACCOUNTS) DOES NOT APPLY TO THIS AGREEMENT OR TO THE NOTES.

         Section 8.6 Limitation on Interest. It is the intention of the parties hereto to conform strictly to applicable usury laws and, anything herein or any other Loan Document to the contrary notwithstanding, the obligations of Obligors to a Lender or an Agent under this Agreement and the Loan Documents shall be subject to the limitation that payments of interest shall not be required to the extent that receipt thereof would be contrary to provisions of law applicable to such Lender or Agent limiting rates of interest which may be charged or collected by such Lender or Agent. Accordingly, if the transactions contemplated hereby would be usurious under laws applicable to a Lender or Agent (including the federal and state laws of the United States of America or of any other jurisdiction whose laws may be mandatorily applicable to such Lender or Agent notwithstanding anything to the contrary in this Agreement or any other Loan Document) then, in that event, notwithstanding anything to the contrary in this Agreement or any other Loan Document, it is agreed as follows:

(a)  the provisions of this Section shall govern and control;

(b) the aggregate of all consideration which constitutes interest under applicable law that is contracted for, taken, reserved, charged or received under this Agreement, or under any of the aforesaid agreements or otherwise in connection with this Agreement or any other Loan Document by such Lender or Agent shall under no circumstances exceed the maximum amount of interest allowed by applicable law (such maximum lawful interest rate, if any, with

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     respect to each Lender and each Agent  herein  called the  "Maximum  Lawful
     Rate"), and any excess shall be canceled automatically and if theretofore paid shall be credited to the relevant Obligor by such Lender or Agent (or, if such consideration shall have been paid in full, such excess refunded to the relevant Obligor);

(c) all sums paid, or agreed to be paid, to such Lender or Agent for the use, forbearance and detention of the indebtedness of the relevant Obligor to such Lender or Agent hereunder or under any other Loan Document shall, to the extent permitted by laws applicable to such Lender or Agent, as the case may be, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the actual rate of interest is uniform throughout the full term thereof;

(d) if at any time the interest provided pursuant to any provision of this Agreement or any other Loan Document, together with any other fees payable pursuant to this Agreement or any other Loan Document and deemed interest under laws applicable to such Lender or Agent, exceeds the amount which would have accrued at the Maximum Lawful Rate, the amount of interest and any such fees to accrue to such Lender or Agent pursuant to this Agreement or any other Loan Document shall be limited, notwithstanding anything to the contrary in this Agreement or any other Loan Document, to that amount which would have accrued at the Maximum Lawful Rate, but any subsequent reductions, as applicable, shall not reduce the interest to accrue to such Lender or Agent pursuant to this Agreement or any other Loan Document below the Maximum Lawful Rate until the total amount of interest accrued pursuant to this Agreement or such other Loan Document, as the case may be, and such fees deemed to be interest equals the amount of interest which would have accrued to such Lender or Agent if a varying rate of interest per annum equal to the interest provided pursuant to Section 2.3 or any other relevant Section hereof (other than this Section) and the Notes, as applicable, had at all times been in effect, plus the amount of fees which would have been received but for the effect of this Section; and

(e) if the total amount of interest paid by or accrued with respect to the Obligations of Borrower, together with any other fees payable pursuant to this Agreement and the other Loan Documents and deemed interest under laws applicable to such Lender or Agent pursuant to this Agreement or any other Loan Document under the foregoing provisions of this Section is less than the total amount of interest which would have accrued if a varying rate per annum equal to the interest provided pursuant to Section 2.3 or any other relevant section hereof (other than this Section), as applicable, had at all times been in effect and all fees provided for in this Agreement and the other Loan Documents had been paid, then Borrower severally agrees to pay to such Lender or Agent an amount equal to the difference between, (i) the lesser of, (x) the amount of interest and fees which would have accrued if the Maximum Lawful Rate had at all times been in effect, and (y) the amount of interest and fees which would have accrued if a varying rate per

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     annum equal to the interest  provided pursuant to Section 2.3 or such other relevant section of this Agreement (other than this Section) and the Notes, as applicable, had at all times been in effect and all fees had been paid, and (ii) the amount of interest and fees accrued in accordance with the other provisions of this Agreement and other Loan Documents.

         For purposes of Article 5069-1.04 of Vernon's Texas Civil Statues, as amended, to the extent, if any, applicable to any Lender or Agent, Borrower and each other Obligor agrees that the Maximum Lawful Rate shall be the "indicated (weekly) rate ceiling" as defined in said Article, provided that such Lender or Agent, as applicable, may also rely, to the extent permitted by applicable laws of the State of Texas and the United States of America, on alternative maximum rates of interest under other laws applicable to such Lender or Agent from time to time if greater.

         Section 8.7 Termination; Limited Survival. In its sole and absolute discretion, Borrower may, at any time that no Obligations or other amounts are owing, elect to terminate this Agreement in a written notice delivered to Administrative Agent. Upon receipt by Administrative Agent of such a notice, if no Obligations or other amounts are then owing, this Agreement and all other Loan Documents shall thereupon be terminated and the parties thereto released from all prospective obligations hereunder or thereunder. Notwithstanding the foregoing or anything herein to the contrary, any waivers or admissions made by any Obligor in any Loan Document, any Obligations under Sections 2.16 through 2.20, any obligations which any Obligor may have to indemnify or compensate any Agent, or any Lender in connection with matters arising upon or prior to the termination of this Agreement and any obligations which any Lender may have to indemnify or compensate any Agent in connection with matters arising upon or prior to the termination of this Agreement shall survive any termination of this Agreement or any other Loan Document and the release of Obligors. At the request and expense of Borrower, Managing Agents shall prepare and execute all necessary instruments to reflect and effect such termination of the Loan Documents including, without limitation, the Security Instruments. Managing Agents are hereby authorized, jointly and severally, to execute all such instruments on behalf of all Lenders, without the joinder of or further action or consent by any Lender.

         Section 8.8   Assignments; Participations.

(a) Each Lender shall have the right to sell, assign or transfer all or any part of such Lender's Notes, Loans and Commitments hereunder to one or more Affiliates, Lenders, financial institutions, pension plans, investment funds, or similar Persons or to a Federal Reserve Bank; provided, that in connection with each sale, assignment or transfer (other than to an Affiliate, a Lender or a Federal Reserve Bank), the applicable Lender will consider the opinion and recommendation of Borrower, which opinion and recommendation shall in no way be binding upon such Lender, and each such sale, assignment, or transfer (other than to an Affiliate, a Lender or a Federal Reserve Bank) shall be with the consent of Borrower (unless an

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     Event of Default has occurred and is continuing), which consent will not be unreasonably withheld, and with the consent of Administrative Agent, which consent will not be unreasonably withheld, and the assignee, transferee or recipient shall have, to the extent of such sale, assignment, or transfer, the same rights, benefits and obligations as it would if it were such Lender and a holder of such Notes and Commitments, including, without limitation, the right to vote on decisions requiring consent or approval of all Lenders, Majority Lenders or Required Lenders and the obligation to fund its Loans; provided further, that (1) each Lender in making each such sale, assignment, or transfer must sell, assign or transfer a pro rata portion of its Commitments and each Loan (other than a Swing Line Advance or a Competitive Bid Advance) made or held by such Lender, (2) each such sale, assignment, or transfer (other than to an Affiliate, a Lender or a Federal Reserve Bank) shall be in an aggregate principal amount not less than $10,000,000, (3) each remaining Lender shall at all times maintain Commitments then outstanding in an aggregate principal amount at least equal to $10,000,000; (4) no Lender may offer to sell its Notes, Commitments or Loans or interests therein in violation of any securities laws; and (5) no such assignments (other than to a Federal Reserve Bank)
     shall   become   effective   until  the   assigning   Lender   delivers  to
     Administrative Agent and Borrower copies of all written assignments and other documents evidencing any such assignment and an Agreement to be Bound in the form of Exhibit L, providing for the assignee's ratification and agreement to be bound by the terms of this Agreement and the other Loan Documents. An assignment fee in the amount of $3,500 for each such assignment (other than to an Affiliate, a Lender or a Federal Reserve Bank) will be payable to Administrative Agent by assignor or assignee. Within five (5) Business Days after its receipt of copies of any assignment and the other documents relating thereto and the following described Notes, Borrower shall execute and deliver to Administrative Agent (for delivery to the relevant assignee) new Notes evidencing such assignee's assigned Loans and Commitments and if the assignor Lender has retained a portion of its Loans, replacement Notes in the principal amount of the Loans and Commitments retained by the assignor Lender (except as provided in the last sentence of this paragraph (a) such Notes to be in exchange for, but not in payment of, the Notes held by such Lender). On and after the effective date of an assignment hereunder, the assignee shall for all purposes be a Lender, party to this Agreement and any other Loan Document executed by the Lenders and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party thereto, and no further consent or action by Borrower, Lenders or any Agent shall be required to release the transferor Lender, with respect to the Commitments and the Loans assigned to such assignee and the transferor Lender shall henceforth be so released.

(b) Each Lender shall have the right to grant participations in all or any part of such Lender's Notes, Commitments, and Loans hereunder to one or more pension plans, investment funds, financial institutions or other Persons; provided, that:
                                       72

     (1) each Lender granting a participation shall retain the right to vote hereunder, and no participant shall be entitled to vote hereunder on decisions requiring consent or approval of Lenders, Majority Lenders or Required Lenders (except as set forth in (3) below);

     (2) in the event any Lender grants a participation hereunder, such Lender's obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the holder of any such Notes for all purposes under the Loan Documents, and each Agent, each Lender and Borrower shall be entitled to deal with the Lender granting a participation in the same manner as if no participation had been granted; and

     (3) no participant shall ever have any right by reason of its participation to exercise any of the rights of Lenders hereunder, except that any Lender may agree with any participant that such Lender will not, without the consent of such participant (which consent may not be unreasonably withheld), consent to any amendment or waiver described in Section 8.1 requiring approval of 100% of the Lenders.

(c) It is understood and agreed that any Lender may provide to assignees and participants and prospective assignees and participants financial information and reports and data concerning Borrower's properties and operations which was provided to such Lender pursuant to this Agreement, subject to Section 8.9.

(d) Upon the reasonable request of either of the Managing Agents or Borrower, each Lender will identify those to whom it has assigned or participated any part of its Notes or Loans, and provide the amounts so assigned or participated.

         Section 8.9 Confidentiality. Each Agent and each Lender agrees that it (a) will maintain the confidentiality of all non-public information from any Obligor or any Subsidiary of Borrower obtained pursuant to the terms of this Agreement or any other Loan Document in accordance with safe and sound banking practices, and (b) will not use such confidential information for any purpose other than in connection with this Agreement; provided, however, that this restriction shall not apply to information which (w) has at the particular time in question entered the public domain, or been independently developed without the use or incorporation of any non-public information provided to such Agent or Lender by any Obligor or any Subsidiary of Borrower by such Agent or such Lender other than through disclosure by such Agent or such Lender in violation of this Section, (x) is required to be disclosed by law or by any order, rule, regulation or legal process (whether valid or invalid) of any court or Governmental Authority, (y) is furnished to any other Lender or to any purchaser or prospective purchaser of participations, assignments or other interests in any Loan, Note or Commitment that has executed and delivered to Borrower an agreement containing terms substantially similar to this Section and reasonably acceptable to Borrower, to keep such information confidential or (z) is disclosed to such Lender's or Agent's examiners, Affiliates, outside auditors, counsel and other professional advisors who have a need for such information in connection with this Agreement and who are advised of the confidential nature of such information. As used in this Section, the terms "Agent" and "Lender" shall refer not only to the Persons designated as such in Section 1.1, but also to each director, Affiliate, officer, agent, attorney, employee and representative of such Person. Notwithstanding any other provisions of this Agreement, the terms of this Section shall survive the termination of this Agreement for a period of three (3) years.

         Section 8.10 Severability. If any term or provision of any Loan Document shall be determined to be illegal or unenforceable in any jurisdiction, such term or provision shall, as to such jurisdiction, be illegal or unenforceable, without affecting the remaining provisions in that jurisdiction or the legality or enforceability of such terms or conditions in any other jurisdiction.

         Section 8.11 Counterparts. This Agreement may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Agreement.

         Section 8.12 WAIVER OF JURY TRIAL, PUNITIVE DAMAGES. EACH OF THE BORROWER, AGENTS AND LENDERS HEREBY (I) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THE LOAN DOCUMENTS OR ANY TRANSACTION CONTEMPLATED THEREBY OR ASSOCIATED THEREWITH, BEFORE OR AFTER MATURITY; (II) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES; (III) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS; AND (IV) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION.

         Section 8.13 Several Obligations. The respective obligations of Lenders hereunder are several and not joint and no Lender shall be the partner or agent of any other (except to the extent to which an Agent is authorized to act as such). The failure of any Lender to perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. This Agreement is not intended to, and shall not be construed so as to, confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns.

         Section 8.14 Nonliability of Lenders. The relationship between Borrower on the one hand and Lenders and Agents on the other hand shall be solely that of borrower and lender. None of the Agents nor any Lender shall have any fiduciary responsibilities to Borrower or any of its respective Subsidiaries. None of the Agents nor any Lender undertakes any responsibility to Borrower or any of their respective Subsidiaries to review or inform Borrower of any matter in connection with any phase of Borrower's or such Subsidiary's business or operations.

         Section 8.15 Setoff. In addition to, and without any limitation of, any rights of the Lenders under applicable law, if Borrower becomes insolvent, however evidenced, or any Event of Default or Default occurs and the maturity of the Obligations has been accelerated, any indebtedness from any Lender to Borrower (including all account balances, whether provisional or final and whether or not collected or available) may be offset and applied toward the payment of the Obligations owing to such Lender, whether or not the Obligations, or any part thereof, shall then be due and payable.

         Section 8.16 Release of Liens. Upon the date of execution and delivery of a Guaranty of the type referred to in clause (i) of the definition of "Guaranty" by a Restricted Subsidiary the capital stock of which has been pledged (each such date, a "Stock Pledge Release Date"), the Collateral Agent shall release and discharge, at the cost or expense of Borrower, the Pledge Agreement covering such Subsidiary's capital stock, all of Lenders' and Collateral Agent's rights and interests in such Pledge Agreement and all liens, security interests, pledges and encumbrances created or existing under or pursuant to such Pledge Agreement.

         Section 8.17 Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENTS, THE LENDERS OR THE BORROWER SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF TEXAS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE COLLATERAL AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF TEXAS AND THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF TEXAS. FOR THE PURPOSE OF ANY ACTION OR PROCEEDING INSTITUTED IN THE FEDERAL OR STATE COURTS OF TEXAS, HOLDINGS HEREBY IRREVOCABLY DESIGNATES BORROWER WITH OFFICES ON THE DATE HEREOF AT 303 WEST WALL STREET, SUITE 101, MIDLAND, TEXAS 79701 TO RECEIVE FOR AND ON BEHALF OF HOLDINGS, SERVICES OF PROCESS IN TEXAS. BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH

IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         Section 8.18 Renewal, Extension or Rearrangement. All provisions of this Agreement and any other Loan Document relating to the Notes or the other Obligations shall apply with equal force and effect to each and all promissory notes or other agreements or instruments hereafter executed which in whole or in part represent a renewal, extension, increase or rearrangement of any part of the original Notes or Obligations.

         Section 8.19 Entire Agreement. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                    [SIGNATURES BEGIN ON THE FOLLOWING PAGE]

         IN WITNESS WHEREOF, this Agreement is executed as of the date first written above.

                                          BORROWER:

                                          PIONEER NATURAL RESOURCES
                                          USA, INC.

                                          By:     /s/ Curt F. Kamradt
                                              ----------------------------
                                          Name:   Curt F. Kamradt
                                          Title:  Vice President - Treasurer

                                          Address:     303 West Wall, Suite 101
                                                       P.O. Box 3178
                                                       Midland, Texas  79701
                                          Attention:   Curt Kamradt

                                          Telephone:   (915) 571-3171
                                          Telecopy:    (915) 571-5696

                                          with a copy to:

                                          Garrett Smith
                                          1400 Williams Square West
                                          5205 North O'Connor Blvd.
                                          Irving, Texas 75039

                                          Telephone:    (972) 402-7013
                                          Telecopy:     (972) 402-7028



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



                                          LENDERS:

                                          NATIONSBANK OF TEXAS, N.A.,
                                          individually and as Administrative
                                          Agent and as Collateral Agent


                                          By:      /s/ Frank K. Stowers
                                              ------------------------------
                                          Name:    Frank K. Stowers
                                          Title:   Vice President

                                          Address:      303 W. Wall
                                                        P. O. Box 1599
                                                        Midland, Texas  79701
                                          Attention:    Mr. Frank K. Stowers

                                          Telephone:    (915) 685-2179
                                          Telecopy:     (915) 685-2009

                                          with further notice to:

                                          901 Main Street, 64th Floor
                                          Dallas, Texas  75202
                                          Attention:  Mr. E. Murphy Markham IV

                                          Telephone:     (214) 508-1251
                                          Telecopy:      (214) 508-1285


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                                      S - 2

                                          CIBC INC., individually and as
                                          Documentation Agent


                                          By:     /s/ Aleksandra Dymanus
                                              ----------------------------
                                          Name:   Aleksandra K. Dymanus
                                          Title:  Authorized Signatory


                                          Address:       2727 Paces Ferry Road
                                                         Suite 1200
                                                         Atlanta, GA  30339

                                          Attention:
                                          Telephone:     (770) 319-4824
                                          Telecopy:      (770) 319-4950


                                          with further notice to:

                                          2 Houston Center
                                          909 Fannin Street, Suite 1200
                                          Houston, Texas  77010
                                          Attention:  Mr. Paul Jordan

                                          Telephone:     (713) 655-5220
                                          Telecopy:      (713) 650-3727



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



                                          MORGAN GUARANTY TRUST
                                          COMPANY OF NEW YORK, individually
                                          and as Documentation Agent


                                          By:     /s/ John Kowalczuk
                                              ----------------------------
                                          Name:   John Kowalczuk
                                          Title:  Vice President

                                          Address:    60 Wall Street, 22nd Floor
                                                      New York, New York 10260


                                          Attention:  Mr. Philip McNeal
                                          Telephone:  (212) 648-7181
                                          Telecopy:   (212) 648-5023

                                          with further notice to:

                                          Sandra H. Doherty
                                          500 Christiana Stanton Road
                                          Newark  DE  19713-2107

                                          Telephone:  (302) 634-8122
                                          Telecopy:   (302) 634-1092




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



                                          THE CHASE MANHATTAN BANK,
                                          individually and as Syndication Agent


                                          By:     /s/ Lawrence Palumbo, Jr.
                                               ------------------------------
                                          Name:   Lawrence Palumbo, Jr.
                                          Title:  Vice President


                                          Address:    712 Main Street, 5th Floor
                                                      P. O. Box 2558
                                                      Houston, Texas  77252-8086
                                          Attention:  Mr. Robert Mertensoto


                                          Telephone:     (713) 216-4147
                                          Telecopy:      (713) 216-4117




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                                      S - 5

                                          BANK OF AMERICA NATIONAL
                                          TRUST AND SAVINGS ASSOCIATION
                                          individually and as Co-Agent


                                          By:     /s/ Ronald E. McKaig
                                               -------------------------
                                          Name:   Ronald E. McKaig
                                          Title:  Vice President


                                          Address:   3 Allen Center
                                                     333 Clay Street, Suite 4550
                                                     Houston, TX  77002


                                          Attention: Mr. Ron McKaig
                                          Telephone: (713) 651-4881
                                          Telecopy:  (713) 651-4841









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                                      S - 6

                                         THE BANK OF NEW YORK, individually
                                         and as Co-Agent



                                         By:     /s/ Raymond J. Palmer
                                              ----------------------------
                                         Name:   Raymond J. Palmer
                                         Title:  Vice President

                                         Address:    One Wall Street, 19th Floor
                                                     New York, New York 10286


                                         Attention:  Mr. Ray Palmer
                                         Telephone:  (212) 635-7834
                                         Telecopy:   (212) 635-7923






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




                                          THE BANK OF NOVA SCOTIA,
                                          individually and as Co-Agent



                                          By:    /s/ F.C.H. Ashby
                                               --------------------------------
                                          Name:  F.C.H. Ashby
                                          Title: Senior Manager Loan Operations


                                          Address:   600 Peachtree Street, N.E.
                                                     Suite 2700
                                                     Atlanta, Georgia  30308


                                          Attention:  Mr. Cleve Bushey
                                          Telephone:  (404) 877-1500
                                          Telecopy:   (404) 888-8998











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



                                          ROYAL BANK OF CANADA, individually
                                          and as a Co-Agent



                                          By:    /s/ Linda M. Stephens
                                               --------------------------
                                          Name:  Linda M. Stephens
                                          Title: Manager

                                          Address:   Financial Square
                                                     32 Old Slip St.
                                                     New York, New York
                                                     10005-3531


                                          Attention:  Loan Administrator
                                          Telephone:  (212) 428-6321
                                          Telecopy:   (212) 428-2372

                                          with copy to:

                                          Address:    Royal Bank of Canada
                                                      12450 Greenspoint Drive
                                                      Suite 1450
                                                      Houston, Texas  77060

                                          Attention:  Linda M. Stephens

                                          Telephone:  (281) 874-5669
                                          Telecopy:   (281) 874-0081



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                                      S - 9

                                          UNION BANK OF CALIFORNIA, N.A.,
                                          individually as a Co-Agent



                                          By:    /s/ Katie Murray
                                               --------------------------
                                          Name:  Katie Murray
                                          Title: Vice President


                                          Address:   500 North Akard, Suite 4200
                                                     Dallas, Texas  75201


                                          Attention:  Ms. Katie Murray
                                          Telephone:  (214) 922-4207
                                          Telecopy:   (214) 922-4209












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                                      S - 10

                                          WELLS FARGO BANK, N.A.,
                                          individually as a Co-Agent



                                          By:    /s/ Lester J.N. Keliher
                                               --------------------------
                                          Name:  Lester J.N. Keliher
                                          Title: Vice President

                                          Address:   1445 Ross Avenue, Suite 400
                                                     LB 224
                                                     Dallas, Texas  75202

                                          Attention:  Mr. Lester Keliher
                                          Telephone:  (214) 777-4025
                                          Telecopy:   (214) 777-4044












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                                      S - 11

                                          THE FUJI BANK, LIMITED-HOUSTON
                                          AGENCY, individually as a Co-Agent



                                          By:    /s/ Yutaka Taniuchi
                                               --------------------------
                                          Name:  Yutaka Taniuchi
                                          Title: Senior Vice President

                                          Address:   1221 McKinney Street
                                                     Suite 4100
                                                     Houston, Texas  77002

                                          Attention:  Mr. Tommy Watts
                                          Telephone:  (713) 650-7868
                                          Telecopy:   (713) 759-0717












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                                      S - 12

                                          DEN NORSKE BANK ASA, individually
                                          and as Lead Manager



                                          By:     /s/ J. Morten Kreutz
                                               --------------------------
                                          Name:   J. Morten Kreutz
                                          Title:  Vice President


                                          By:     /s/ Charles E. Hall
                                               --------------------------
                                          Name:   Charles E. Hall
                                          Title:  Senior Vice President


                                          Address:   333 Clay Street, Suite 4890
                                                     Houston, Texas  77002


                                          Attention:  Mr. J. Morten Kreutz
                                          Telephone:  (713) 844-9255
                                          Telecopy:   (713) 757-1167











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                                      S - 13

                                          BANQUE PARIBAS, individually and
                                          as Lead Manager



                                          By:     /s/ Barton D. Schouest
                                               --------------------------
                                          Name:   Barton D. Schouest
                                          Title:  Group Vice President


                                          By:     /s/ Brian Malone
                                               --------------------------
                                          Name:   Brian Malone
                                          Title:  Vice President



                                          Address:   1200 Smith Street
                                                     Two Allen Center
                                                     Suite 3100
                                                     Houston, Texas  77002


                                          Attention:  Mr. David Dodd
                                          Telephone:  (713) 659-4811
                                          Telecopy:   (713) 659-6915









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                                      S - 14

                                          FIRST UNION NATIONAL BANK,
                                          individually and as a Lead Manager



                                          By:     /s/ Michael J. Kolosowsky
                                               -----------------------------
                                          Name:   Michael J. Kolosowsky
                                          Title:  Vice President


                                          Address:   1001 Fannin Street
                                                     Suite 2255
                                                     Houston, Texas  77002


                                          Attention:  Mr. Paul N. Riddle
                                          Telephone:  (713) 650-3716
                                          Telecopy:   (713) 650-6354











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                                      S - 15

                                          BANKERS TRUST COMPANY, as a Lender



                                          By:     /s/ Marcus M. Tarkington
                                               ------------------------------
                                          Name:   Marcus M. Tarkington
                                          Title:  Vice President


                                          Address:   130 Liberty Street
                                                     M.S. 2344
                                                     New York, New York 10006


                                          Attention:  Marcus M. Tarkington
                                          Telephone:  (212) 250-7684
                                          Telecopy:   (212) 250-8693









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                                      S - 16

                                          CAISSE NATIONALE DE CREDIT
                                          AGRICOLE, as a Lender



                                          By:     /s/ Katherine L. Abbott
                                               -----------------------------
                                          Name:   Katherine L. Abbott
                                          Title:  First Vice President


                                          Address:   55 East Monroe
                                                     Chicago, Illinois  60603


                                          Attention:  Ms. Rosemary Brown
                                          Telephone:  (312) 917-7420
                                          Telecopy:   (312) 372-4421

                                          with further notice to:

                                          Mr. Kevin Costello
                                          600 Travis, Suite 2340
                                          Houston, Texas  77002

                                          Telephone:  (713) 223-7003
                                          Telecopy:   (713) 223-7029





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                                      S - 17

                                          NATEXIS BANQUE, as a Lender
                                             BFCE


                                          By:     /s/ Mark A. Harrington
                                               ----------------------------
                                          Name:   Mark A. Harrington
                                          Title:  Vice President and
                                                  Regional Manager


                                          By:     /s/ Eric Ditges
                                               ----------------------------
                                          Name:   Eric Ditges
                                          Title:  Assistant Treasurer


                                          Address:   333 Clay Street, Suite 4340
                                                     Houston, Texas  77002


                                          Attention:  Mr. Eric Ditges
                                          Telephone:  (713) 759-9401
                                          Telecopy:   (713) 759-9908









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                                      S - 18

                                          THE SUMITOMO BANK, LIMITED, as
                                          a Lender



                                          By:     /s/ Harumitsu Seki
                                               --------------------------
                                          Name:   Harumitsu Seki
                                          Title:  General Manager

                                          Administrative matters:

                                          Address:   277 Park Avenue, 6th Floor
                                                     New York, New York 10172


                                          Attention:  Thierry LeJouan
                                          Telephone:  (212) 224-4138
                                          Telecopy:   (212) 224-5197


                                          Credit matters:

                                          Mr. Bill McKown
                                          700 Louisiana, Suite 1750
                                          Houston, Texas  77002

                                          Telephone:  (713) 238-8217
                                          Telecopy:   (713) 759-0020




                      [SIGNATURE PAGE TO 364 DAY FACILITY]

                                          TORONTO DOMINION (TEXAS), INC.
                                          as a Lender



                                          By:     /s/ Darlene Riedel
                                               --------------------------
                                          Name:   Darlene Riedel
                                          Title:  Vice President


                                          Address:  909 Fannin Street, Ste. 1700
                                                    Houston, Texas  77010


                                          Attention:  Darlene Riedel
                                          Telephone:  (713) 653-8250
                                          Telecopy:   (713) 951-9921









                      [SIGNATURE PAGE TO 364 DAY FACILITY]

                                          THE TOYO TRUST & BANKING CO.,
                                          LTD., as a Lender



                                          By:    /s/ T. Mikumo
                                               --------------------------
                                          Name:   T. Mikumo
                                          Title:  Vice President


                                          Address:   666 5th Avenue, 33rd Floor
                                                     New York, New York 10103


                                          Attention:  Ms. Sharon Bonelli
                                          Telephone:  (212) 307-3410
                                          Telecopy:   (212) 307-3498










                      [SIGNATURE PAGE TO 364 DAY FACILITY]

                                          WACHOVIA BANK, N.A., as a Lender



                                          By:     /s/ Paige D. Mesaros
                                               --------------------------
                                          Name:   Paige D. Mesaros
                                          Title:  Vice President


                                          Address:   191 Peachtree Street
                                                     Atlanta, Georgia 30303


                                          Attention:  Ms. Paige Mesaros
                                          Telephone:  (404) 332-1322
                                          Telecopy:   (404) 332-6898










                      [SIGNATURE PAGE TO 364 DAY FACILITY]

                                          THE DAI-ICHI KANGYO BANK, LTD.,
                                          NEW YORK BRANCH,as a Lender



                                          By:     /s/ Masayoshi Komaki
                                               --------------------------
                                          Name:   Masayoshi Komaki
                                          Title:  Vice President


                                          Address:   One World Trade Center
                                                     48th Floor
                                                     New York, New York 10048

                                          Attention:  Mr. Masayoshi Komaki
                                          Telephone:  (212) 432-6627
                                          Telecopy:   (212) 912-1879


                                          Further notice to:

                                          DKB-Houston LPO
                                          1100 Louisiana, Suite 4940
                                          Houston, Texas  77002


                                          Attention:  Mr. Warren Ross

                                          Telephone:  (713) 654-5055
                                          Telecopy:   (713) 654-1667



                      [SIGNATURE PAGE TO 364 DAY FACILITY]

                                          THE SANWA BANK, LIMITED, as a Lender



                                          By:     /s/ Toru Sakamuro
                                               --------------------------
                                          Name:   Toru Sakamuro
                                          Title:  Vice President


                                          Address:   4100W Texas Commerce Tower
                                                     2200 Ross Avenue
                                                     Dallas, Texas  75201


                                          Attention:  Mr. Matthew Patrick
                                          Telephone:  (214) 665-0242
                                          Telecopy:   (214) 953-3963









                      [SIGNATURE PAGE TO 364 DAY FACILITY]

                                          KREDIETBANK N.V., as a Lender



                                          By:     /s/ Robert Snauffer
                                               --------------------------
                                          Name:   Robert Snauffer
                                          Title:  Vice President


                                          By:     /s/ Tod R. Angus
                                               --------------------------
                                          Name:   Tod R. Angus
                                          Title:  Vice President


                                          Address:   125 West 55th Street
                                                     New York, NY  10019


                                          Attention:  Robert E. Snauffer
                                                      Vice President
                                          Telephone:  (212) 541-0700
                                          Telecopy:   (212) 956-5580

                                          with a copy to:

                                          Kredietbank N.V., Atlanta
                                          Representative Office
                                          Two Midtown Plaza
                                          1349 W. Peachtree Street
                                          Atlanta, Georgia  30309

                                          Attention:  Mr. Felip Ferrante

                                          Telephone:  (404) 876-2556
                                          Telecopy:   (404) 876-3212



                      [SIGNATURE PAGE TO 364 DAY FACILITY]

                                   Exhibit A-1

                                    [Form of]

                          Loan Note - 364 Day Facility

$                                                                        , 199
 -----------------                                             ----------     --



         FOR VALUE RECEIVED, the undersigned, PIONEER NATURAL RESOURCES USA, INC., a Delaware corporation, with offices at 303 W. Wall, Suite 101, Midland, Texas (herein called "Borrower"), hereby promises to pay to the order of
                         (herein called "Lender"), the principal sum of
and No/100 Dollars ($            ), or, if greater or less, the aggregate unpaid
principal amount of each Loan made under this Note by Lender to Borrower pursuant to the terms of the Credit Agreement (as defined herein), together with interest on the unpaid principal balance thereof as hereinafter set forth, both principal and interest payable as herein provided in lawful money of the United States of America at the principal banking offices of the Administrative Agent under the Credit Agreement, 901 Main Street, Dallas, Texas 75202, or at such other place as from time to time may be designated by the holder of this Note, with the concurrence of Borrower and Administrative Agent. Subject to the terms and conditions of the Credit Agreement and hereof, Borrower may borrow, repay and reborrow hereunder.

         This Note (a) is issued and delivered under that certain Credit Facility Agreement dated as of August 7, 1997 by and among Borrower, NationsBank of Texas, N.A., as Administrative Agent, CIBC Inc., as Documentation Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent, The Chase Manhattan Bank, as Syndication Agent, the Co-Agents party thereto, and the Lenders from time to time parties thereto (the "Credit Agreement"), and is a "Loan Note" as defined therein, and (b) is subject to the terms and provisions of the Credit Agreement, which contains provisions for payment and prepayment hereunder and acceleration of the maturity hereof upon the happening of certain events. Payments on this Note shall be made and applied as provided herein and in the Credit Agreement. Reference is hereby made to the Credit Agreement for a description of certain rights, limitations of rights, obligations and duties of the parties hereto and for the meanings assigned to terms used and not otherwise defined herein.


                                 Exhibit A-1 - 1

         Interest accrued on each Loan evidenced by this Note shall be payable, without duplication: (a) on the Maturity Date; (b) with respect to any Base Rate Portion of the Loans evidenced by this Note, on the third Business Day of each Fiscal Quarter occurring after the date of the initial borrowing of a Base Rate Portion hereunder; (c) with respect to any Eurodollar Portion of the Loans evidenced by this Note, on the last day of each applicable Interest Period (and, if such Interest Period shall exceed 90 days, on the 90th day of such Interest Period and every 90 days thereafter until the end of such Interest Period); (d) with respect to any Base Rate Portion converted into a Eurodollar Portion of the Loans evidenced by this Note pursuant to a Rate Election on a day when interest would not otherwise have been payable pursuant to clause (b), on the third Business Day of each Fiscal Quarter occurring after the date of such conversion; and (e) on any portion of the Loans evidenced by this Note, the Maturity Date of which is accelerated pursuant to Section 6.1 of the Credit Agreement, on the date to which the Maturity Date of such portion has been accelerated. Interest accrued on the Loans evidenced by this Note or other monetary Obligations arising under this Note, the Credit Agreement or any other Loan Document after the date such amount is due and payable (whether on the Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

         The principal amount of this Note, together with all interest accrued hereon and unpaid, shall be due and payable in full on the Maturity Date.

         The Base Rate Portion of the Loans evidenced by this Note (exclusive of any past due principal or interest) from time to time outstanding shall bear interest on each day outstanding at the Base Rate, plus the applicable Base Rate Margin. Each Eurodollar Portion of the Loans evidenced by this Note (exclusive of any past due principal or interest) shall bear interest on each day during the related Interest Period at the applicable Eurodollar Rate, plus the applicable Eurodollar Margin. All past due principal of the Loans evidenced by this Note or other Obligations arising under the Credit Agreement or any other Loan Document (whether payable on the Maturity Date or otherwise) shall bear interest on each day outstanding after its due date at the applicable Default Rate in effect on such day.

         Notwithstanding the other provisions of this Note or the Credit Agreement, in no event shall the interest payable hereon, whether before or after maturity, exceed the Maximum Lawful Rate and this Note is expressly made subject to the provisions of the Credit Agreement which more fully set out the limitations on how interest accrues hereon. In the event applicable law provides for a ceiling under Texas Revised Civil Statutes Annotated article 5069-1.04, that ceiling shall be the indicated rate ceiling. The term "applicable law" as used in this Note shall mean the laws of the State of Texas or the laws of the United States, whichever laws allow the greater interest as such laws now exist or may be enacted, changed or amended or come into effect in the future.


                                 Exhibit A-1 - 2

         If this Note is placed in the hands of an attorney for collection after a Default, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court or in any bankruptcy, receivership, debtor relief, probate or other court proceedings, the undersigned Borrower and all endorsers, sureties and guarantors of this Note jointly and severally agree to pay reasonable attorneys' fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.

         The undersigned Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment, notice of demand and of dishonor and nonpayment of this Note, protest, notice of protest, notice of intention to accelerate the maturity of this Note, declaration or notice of acceleration of the maturity of this Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

         It is contemplated that by reason of prepayment hereon there may be times when no indebtedness is owing hereunder; notwithstanding such occurrences, this Note shall remain valid and shall be in full force and effect as to Loans made pursuant to the Credit Agreement subsequent to each occurrence.

         Except as permitted by Section 8.8 of the Credit Agreement, this Note may not be assigned by Lender to any other Person.

THIS NOTE AND THE RIGHTS AND DUTIES OF THE UNDERSIGNED BORROWER AND LENDER WITH RESPECT HERETO SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW), EXCEPT TO THE EXTENT THE SAME ARE GOVERNED BY APPLICABLE FEDERAL LAW.

                                              PIONEER NATURAL RESOURCES
                                              USA, INC.


                                              By:
                                                 -----------------------------
                                              Name:
                                              Title:


                                 Exhibit A-1 - 3

                                   Exhibit A-2

                                    [Form of]

                       Swing Line Note - 364 Day Facility

$                                                                        , 199
  --------------------                                        ------------    --

         FOR VALUE RECEIVED, the undersigned, PIONEER NATURAL RESOURCES USA, INC., a Delaware corporation with offices at 303 W. Wall, Suite 101, Midland, Texas (herein called "Borrower"), hereby promises to pay to the order of
                        (herein called "Lender"),  the principal sum of
and No/100 Dollars ($             ), or, if less, the aggregate unpaid principal
amount of the Swing Line Advances made under this Note by Lender to Borrower pursuant to the terms of the Credit Agreement (as defined herein), together with interest on the unpaid principal balance thereof as hereinafter set forth, both principal and interest payable as herein provided in lawful money of the United States of America at the principal banking offices of Administrative Agent under the Credit Agreement, 901 Main Street, Dallas, Texas 75202, or at such other place as from time to time may be designated by the holder of this Note, with the concurrence of Borrower and Administrative Agent.

         This Note (a) is issued and delivered under that certain Credit Facility Agreement dated as of August 7, 1997 by and among Borrower, NationsBank of Texas, N.A., as Administrative Agent, CIBC Inc., as Documentation Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent, The Chase Manhattan Bank, as Syndication Agent, the Co-Agents party thereto, and the Lenders from time to time parties thereto (the "Credit Agreement"), and is a "Swing Line Note" as defined therein, and (b) is subject to the terms and provisions of the Credit Agreement, which contains provisions for payment and prepayment hereunder and acceleration of the maturity hereof upon the happening of certain events. Payments on this Note shall be made and applied as provided herein and in the Credit Agreement. Reference is hereby made to the Credit Agreement for a description of certain rights, limitations of rights, obligations and duties of the parties hereto and for the meanings assigned to terms used and not otherwise defined herein.

         The unpaid principal amount of this Note, together with all interest accrued hereon and unpaid, shall be due and payable in full as provided in the Credit Agreement and not later than the Maturity Date. Interest accrued on the Swing Line Advances evidenced by this Note shall be payable as provided in the Credit Agreement.

         Notwithstanding other provisions of this Note or the Credit Agreement, in no event shall the interest payable hereon, whether before or after maturity, exceed the Maximum Lawful Rate and this Note is expressly made subject to the provisions of the Credit Agreement which more fully set out the limitations on how interest accrues hereon. In the event

                                 Exhibit A-2 - 1
applicable law provides for a ceiling under Texas Revised Civil Statutes Annotated article 5069-1.04, that ceiling shall be the indicated rate ceiling. The term "applicable law" as used in this Note shall mean the laws of the State of Texas or the laws of the United States, whichever laws allow the greater interest as such laws now exist or may be enacted, changed or amended or come into effect in the future.

         If this Note is placed in the hands of an attorney for collection after a Default, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court or in any bankruptcy, receivership, debtor relief, probate or other court proceedings, the undersigned Borrower and all endorsers, sureties and guarantors of this Note jointly and severally agree to pay reasonable attorneys' fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.

         The undersigned Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment, notice of demand and of dishonor and nonpayment of this Note, protest, notice of protest, notice of intention to accelerate the maturity of this Note, declaration or notice of acceleration of the maturity of this Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

         It is contemplated that by reason of prepayment hereon there may be times when no indebtedness is owing hereunder; notwithstanding such occurrences, this Note shall remain valid and shall be in full force and effect as to Loans made pursuant to the Credit Agreement subsequent to each occurrence.

         Except as permitted by Section 8.8 of the Credit Agreement, this Note may not be assigned by Lender to any other Person.


                                 Exhibit A-2 - 2

         THIS NOTE AND THE RIGHTS AND DUTIES OF THE UNDERSIGNED BORROWER AND LENDER WITH RESPECT HERETO SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW), EXCEPT TO THE EXTENT THE SAME ARE GOVERNED BY APPLICABLE FEDERAL LAW.

                                             PIONEER NATURAL RESOURCES
                                             USA, INC.


                                             By:
                                                ----------------------------
                                             Name:
                                             Title:



                                 Exhibit A-2 - 3

                                   Exhibit A-3

                                    [Form of]

                     Competitive Bid Note - 364 Day Facility

$300,000,000                                                             , 199
                                                               ----------     --

         FOR VALUE RECEIVED, the undersigned, PIONEER NATURAL RESOURCES USA, INC., a Delaware corporation, with offices at 303 W. Wall, Suite 101, Midland, Texas (herein called "Borrower"), hereby promises to pay to the order of
                           (herein called "Lender"),  the principal sum of THREE
HUNDRED MILLION AND No/100 DOLLARS ($300,000,000), or, if less, the aggregate unpaid principal amount of all Competitive Bid Advances shown on the schedule attached hereto (and any continuation thereof), if so shown, made by the Lender to Borrower, together with interest on the unpaid principal balance thereof as hereinafter set forth, both principal and interest payable as herein provided in lawful money of the United States of America at the principal banking offices of Administrative Agent under the Credit Agreement (as defined herein), 901 Main Street, Dallas, Texas 75202, or at such other place as from time to time may be designated by the holder of this Note, with the concurrence of Borrower and Administrative Agent.

         This Note (a) is issued and delivered under that certain Credit Facility Agreement dated as of August 7, 1997 by and among Borrower, NationsBank of Texas, N.A., as Administrative Agent, CIBC Inc., as Documentation Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent, The Chase Manhattan Bank, as Syndication Agent, the Co-Agents party thereto, and the Lenders from time to time parties thereto (the "Credit Agreement"), and is a "Competitive Bid Note" as defined therein, and (b) is subject to the terms and provisions of the Credit Agreement, which contains provisions for payment and prepayment hereunder and acceleration of the maturity hereof upon the happening of certain events. Payments on this Note shall be made and applied as provided herein and in the Credit Agreement. Reference is hereby made to the Credit Agreement for a description of certain rights, limitations of rights, obligations and duties of the parties hereto and for the meanings assigned to terms used and not otherwise defined herein.

         The unpaid principal amount of this Note, together with all interest accrued hereon and unpaid, shall be due and payable in full as provided in the Credit Agreement and not later than the Maturity Date.

         Interest accrued on the Competitive Bid Advances evidenced by this Note shall be payable as provided in the Credit Agreement.

         Notwithstanding other provisions of this Note or the Credit Agreement, in no event shall the interest payable hereon, whether before or after maturity, exceed the Maximum

                                 Exhibit A-3 - 1

Lawful Rate and this Note is expressly made subject to the provisions of the Credit Agreement which more fully set out the limitations on how interest accrues hereon. In the event applicable law provides for a ceiling under Texas Revised Civil Statutes Annotated article 5069-1.04, that ceiling shall be the indicated rate ceiling. The term "applicable law" as used in this Note shall mean the laws of the State of Texas or the laws of the United States, whichever laws allow the greater interest as such laws now exist or may be enacted, changed or amended or come into effect in the future.

         If this Note is placed in the hands of an attorney for collection after a Default, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court or in any bankruptcy, receivership, debtor relief, probate or other court proceedings, the undersigned Borrower and all endorsers, sureties and guarantors of this Note jointly and severally agree to pay reasonable attorneys' fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.

         The undersigned Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment, notice of demand and of dishonor and nonpayment of this Note, protest, notice of protest, notice of intention to accelerate the maturity of this Note, declaration or notice of acceleration of the maturity of this Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

         It is contemplated that by reason of prepayment hereon there may be times when no indebtedness is owing hereunder; notwithstanding such occurrences, this Note shall remain valid and shall be in full force and effect as to Competitive Bid Advances made pursuant to the Credit Agreement subsequent to each occurrence.

         Except as permitted by Section 8.8 of the Credit Agreement, this Note may not be assigned by Lender to any other Person.

         THIS NOTE AND THE RIGHTS AND DUTIES OF THE UNDERSIGNED BORROWER AND LENDER WITH RESPECT HERETO SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW), EXCEPT TO THE EXTENT THE SAME ARE GOVERNED BY APPLICABLE FEDERAL LAW.

                                            PIONEER NATURAL RESOURCES
                                            USA, INC.


                                                              By:
                                                              Name:
                                                              Title:


                                 Exhibit A-3 - 2

                                   Exhibit B-1

[Note: Language in brackets will not be included in every Guaranty to the extent that, at the time of execution and delivery of the Guaranty, such execution and delivery would result in adverse tax consequences under ss.956 or substantial stamp tax or similar taxes, are prohibited pursuant to contractual restrictions or are prohibited as a matter of corporate law.]

                                    [Form of]

                                    GUARANTY

         THIS GUARANTY (this "Guaranty"), dated as of           , 199  , made by
                            [(A.C.N.          )], a               ("Guarantor"),
----------------------------        ----------     --------------
in favor of each of the Lender Parties (as defined below).

                              W I T N E S S E T H:

         WHEREAS, pursuant to that certain Credit Facility Agreement dated as of August 7, 1997 by and among Pioneer Natural Resources USA, Inc., a Delaware corporation ("Borrower"), NationsBank of Texas, N.A., as Administrative Agent, CIBC Inc., as Documentation Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent, The Chase Manhattan Bank, as Syndication Agent, the Co-Agents party thereto, and the Lenders from time to time parties thereto (together with all amendments, supplements, restatements and other modifications, if any, thereafter made thereto, the "Primary Credit Agreement"), the Lenders have extended Commitments (as defined in the Primary Credit Agreement) to make Loans to Borrower and to issue or participate in Letters of Credit on behalf of Borrower; and

         WHEREAS, pursuant to that certain Credit Facility Agreement dated as of August 7, 1997 by and among Borrower, NationsBank of Texas, N.A., as Administrative Agent, CIBC Inc., as Documentation Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent, The Chase Manhattan Bank, as Syndication Agent, the Co-Agents party thereto, and the Lenders from time to time parties thereto (together with all amendments, supplements, restatements and other modifications, if any, thereafter made thereto, the "364 Day Credit Agreement", and together with the Primary Credit Agreement, the "Credit Agreements"), the Lenders have extended Commitments (as defined in the 364 Day Credit Agreement) to make Loans to Borrower; and

         WHEREAS, as a condition precedent to the making of the initial Loans or issuing of the initial Letters of Credit under the Credit Agreements, Guarantor is required to execute and deliver this Guaranty; and

                                 Exhibit B-1 - 1

         WHEREAS, Guarantor has duly authorized the execution, delivery and performance of this Guaranty; and

         WHEREAS, it is in the best interests of Guarantor to execute this Guaranty inasmuch as Guarantor will derive substantial direct and indirect benefits from the Loans made from time to time to Borrower and Letters of Credit issued on behalf of Borrower pursuant to the Credit Agreements;

         NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders to make Loans (including the initial Loans) to Borrower pursuant to the Credit Agreements and for the Issuing Bank to issue Letters of Credit on behalf of Borrower and for the Lenders to acquire participations in such Letters of Credit pursuant to the Primary Credit Agreement, Guarantor agrees, for the benefit of each Lender Party, as follows:

                                    ARTICLE I
                                   DEFINITIONS

         SECTION 1.1 Certain Terms. The following terms (whether or not underscored) when used in this Guaranty, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         "Administrative Agent" is defined in the first recital.

         "Borrower" is defined in the first recital.

         "Commitments" means "Commitments" as defined in the Primary Credit Agreement and "Commitments" as defined in the 364 Day Credit Agreement.

         "Credit Agreements" is defined in the second recital.

         "Debtor" is defined in Section 2.1(a)(i).

         "Guarantor" is defined in the preamble.

         "Guaranty" is defined in the preamble.

         "Lender Party" means, as the context may require, any Lender, any Issuing Bank or any Agent and each of its respective successors, transferees and assigns under the Credit Agreements.


                                 Exhibit B-1 - 2

         "Lenders" means "Lenders" as defined in the Primary Credit Agreement and "Lenders" as defined in the 364 Day Credit Agreement.

         "Loan Documents" means "Loan Documents" as defined in the Primary Credit Agreement and "Loan Documents" as defined in the 364 Day Credit Agreement.

         "Notes" means "Notes" as defined in the Primary Credit Agreement and "Notes" as defined in the 364 Day Credit Agreement.

         "Obligations" means "Obligations" as defined in the Primary Credit Agreement and "Obligations" as defined in the 364 Day Credit Agreement.

         "Primary Credit Agreement" is defined in the first recital.

         "364 Day Credit Agreement" is defined in the second recital.

         SECTION 1.2 Primary Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Guaranty, including its preamble and recitals, have the meanings provided in the Primary Credit Agreement.

                                   ARTICLE II
                               GUARANTY PROVISIONS

         SECTION 2.1   Guaranty.   Guarantor hereby absolutely,  unconditionally
and irrevocably

(a)  guarantees

     (i) the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations of Borrower now or hereafter existing under the Credit Agreements, the Notes, the LC Applications and each other Loan Document to which Borrower is or may become a party, whether for principal, interest, fees, expenses or otherwise;

     (ii) the payment and performance of any and all present or future obligations of Borrower according to the terms of any present or future rate swap, rate cap, rate floor, rate collar, currency exchange transaction, forward rate agreement, or other exchange or rate protection agreements or any option with respect to any such transaction now existing or hereafter entered into between Borrower or any of its Subsidiaries and one or more of the Lenders or their Affiliates ("interest rate swap agreement");

                                 Exhibit B-1 - 3

    (iii) the payment and performance of any and all present or future obligations of Borrower according to the terms of any present or future crude oil, natural gas or other hydrocarbons swap agreements, crude oil, natural gas or other hydrocarbons cap, crude oil, natural gas or other hydrocarbons floor, crude oil, natural gas or other hydrocarbons collar, crude oil, natural gas or other hydrocarbons exchange transaction, forward crude oil, natural gas or other hydrocarbons agreement, or other exchange or crude oil, natural gas or other hydrocarbons protection agreements or any option with respect to any such transaction now existing or hereafter entered into between Borrower or any of its Subsidiaries and one or more of the Lenders or their Affiliates; and

     (iv) all renewals, rearrangements, increases, extensions for any period, substitutions, modification, amendments or supplements in whole or in part of any of the above loan documents or obligations,

(including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. ss.362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. ss.502(b) and ss.506(b)), and (b) indemnifies and holds harmless strictly in accordance with the terms of the Credit Agreements each Lender Party and each holder of a Note from Borrower, an LC Application or any interest in an LC Obligation for any and all costs and expenses (including reasonable attorney's fees and expenses) incurred by such Lender Party or such holder, as the case may be, in enforcing any rights under this Guaranty; provided, however, that Guarantor shall only be liable under this Guaranty for the maximum amount of such liability that can be hereby incurred without rendering this Guaranty, as it relates to Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. This Guaranty constitutes a guaranty of payment when due and not of collection, and Guarantor specifically agrees that it shall not be necessary or required that any Lender Party or any holder of any Note exercise any right, assert any claim or demand or enforce any remedy whatsoever against Borrower or any other Obligor (or any other Person) before or as a condition to the obligations of Guarantor hereunder. All payments hereunder are to be made in the currency in which they are due under the Credit Agreements.

         SECTION 2.2 Acceleration of Guaranty. Guarantor agrees that, in the event of the dissolution or insolvency of Borrower, Parent or Guarantor, or the inability or failure of Borrower, Parent or Guarantor to pay debts as they become due, or an assignment by Borrower, Parent or Guarantor for the benefit of

                                 Exhibit B-1 - 4
creditors, or the commencement of any case or proceeding in respect of Borrower, Parent or Guarantor under any bankruptcy, insolvency or similar laws, and if such event shall occur at a time when any of the Obligations of Borrower and Parent may not then be due and payable, Guarantor will pay to the Lenders forthwith the full amount which would be payable hereunder by Guarantor if all such Obligations were then due and payable.

         SECTION 2.3 Guaranty Absolute, etc. This Guaranty shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until all Obligations of Borrower and Parent have been paid in full, all obligations of Guarantor hereunder shall have been paid in full and all Commitments shall have terminated. Guarantor guarantees that the Obligations of Borrower and Parent will be paid strictly in accordance with the terms of the Credit Agreements and each other Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Lender Party or any holder of any Note with respect thereto. The liability of Guarantor under this Guaranty shall be absolute, unconditional and irrevocable irrespective of:

(a) (i) any lack of validity, legality or enforceability of the Credit Agreements, any Note, any LC Application or any other Loan Document or any portion of any thereof or (ii) the Credit Agreements, any Note, any LC Application or any other Loan Document or any portion of any thereof being void or voidable;

(b) the failure of any Lender Party or any holder of any Note, any LC Application, Letter of Credit or any interest therein

     (i) to assert any claim or demand or to enforce any right or remedy against Borrower, any other Obligor or any other Person (including any other guarantor) under the provisions of the Credit Agreements, any Note, any LC Application, any other Loan Document or otherwise, or

     (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any Obligations of Borrower or any other Obligor;

(c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of Borrower or any other Obligor, or any other extension, compromise or renewal of any Obligation of Borrower or any other Obligor;

(d) any reduction, limitation, impairment or termination of any Obligations of Borrower or any other Obligor for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and Guarantor

                                 Exhibit B-1 - 5
     hereby   waives  any  right  to  or  claim  of)  any   defense  or  setoff,
     counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations of Borrower, any other Obligor or otherwise;

(e) any amendment to, extensions of, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreements, any Note, any LC Application, any Letter of Credit or any other Loan Document;

(f) any addition, exchange, release, surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty, held by any Lender Party or any holder of any Note, any LC Application, any Letter of Credit or interest therein securing any of the Obligations of Borrower or any other Obligor; or

(g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, Borrower, any other Obligor, any surety or any guarantor.

         SECTION 2.4 Reinstatement. Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations guaranteed hereby is rescinded or must otherwise be restored by any Lender Party or any holder of any Note, any LC Application or any interest in an LC Obligation, upon the insolvency, bankruptcy or reorganization of Borrower, or any other Obligor or otherwise, all as though such payment had not been made.

         SECTION 2.5 Waiver. Guarantor hereby waives promptness, diligence, presentment, notice of acceptance and any other notice with respect to any of the Obligations of Borrower or any other Obligor and this Guaranty and any requirement that any Agent, any other Lender Party or any holder of any Note, any LC Application, any Letter of Credit or any interest therein protect, secure, perfect or insure any security interest or Lien, or any property subject thereto, or exhaust any right or take any action against Borrower, any other Obligor or any other Person (including any other guarantor) or entity or any collateral securing the Obligations of Borrower or any other Obligor, as the case may be.

         SECTION 2.6 Waiver of Subrogation. Guarantor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against Borrower or any other Obligor that arise from the existence, payment, performance or enforcement of Guarantor's obligations under this Guaranty or any other Loan Document, including any right of subrogation, reimbursement, contribution, exoneration, or indemnification, any right to participate in any

                                 Exhibit B-1 - 6
claim or remedy of the Lender Parties against Borrower or any other Obligor or any collateral which the Collateral Agent now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive from Borrower or any other Obligor, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to Guarantor in violation of the preceding sentence and the Obligations shall not have been paid in cash in full and the Commitments have not been terminated, such amount shall be deemed to have been paid to Guarantor for the benefit of, and held in trust for, the Lender Parties, and shall forthwith be paid to the Lender Parties to be credited and applied upon the Obligations, whether matured or unmatured; otherwise it shall be returned to remitter. Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreements and that the waiver set forth in this Section is knowingly made in contemplation of such benefits.

         SECTION 2.7 Successors, Transferees and Assigns; Transfers of Notes. This Guaranty shall:

(a) be binding upon Guarantor, and its successors, transferees and assigns (provided, however, that Guarantor may not assign any of its obligations hereunder without the prior written consent of all Lenders); and

(b) inure to the benefit of and be enforceable by each Agent and each other Lender Party.

Without limiting the generality of the foregoing clause (b), any Lender may assign or otherwise transfer (in whole or in part) any Note, Loan, LC Application, Letter of Credit or interest therein held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Guaranty) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of
Section 8.8 of the Credit Agreements.

         SECTION 2.8 Taxes. All payments by the undersigned hereunder shall be made free and clear of and without deduction for any present or future income, excise, stamp, or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding franchise taxes and taxes imposed on or measured by any Lender's net income or receipts (such non-excluded items being called "Taxes"). In the event that any withholding or deduction from any payment to be made hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then, subject to the provisions of Section 2.9, the undersigned will:


                                 Exhibit B-1 - 7

(a) pay directly to the relevant authority the full amount required to be so withheld or deducted;

(b) promptly forward to Administrative Agent an official receipt or other documentation satisfactory to Administrative Agent evidencing such payment to such authority; and

(c) pay to Administrative Agent for the account of the applicable Lender(s) such additional amount(s) as is necessary to ensure that the net amount actually received by each Lender will equal the full amount such Lender would have received had no such withholding or deduction been required and the undersigned hereby acknowledges that it is not entitled to and will not seek recovery or restitution of any amount due to any of the Lenders or Agents and paid by it pursuant to this clause (c) or pursuant to the next sentence.

If any Taxes are directly asserted against any Agent or any Lender with respect to any payment received by such Agent or such Lender hereunder, such Agent or such Lender may pay such Taxes and, if paid in good faith, the undersigned will promptly pay such additional amounts to the Administrative Agent for the account of such Lender or Agent (including any penalties, interest or expenses) as is necessary in order that the net amount received by such person after the payment of such Taxes (including any taxes on such additional amount) shall equal the amount such person would have received had no such Taxes been asserted, subject to the provisions of Section 2.9.

         The undersigned shall pay all stamp, transaction, registration and similar taxes (including financial institutions duties, debit taxes or other taxes payable by return and taxes passed on to any Lender or Agent by a bank or financial institution (collectively "Stamp Taxes") and, if the undersigned fails to pay any such charges or taxes after reasonable notice from any such Lender or Agent, fines and penalties) which may be payable or determined to be payable in relation to the execution, delivery, performance or enforcement of this Guaranty or any Loan Document or any other transaction contemplated by any Loan Document to which the undersigned is a party. The undersigned hereby indemnifies each Lender and Agent against any liability resulting from delay or omission to pay such charges or taxes except to the extent the liability results from failure by the relevant Lender or Agent to pay any such tax after having been delivered funds to do so by the undersigned or to the extent such liability is for fines and penalties resulting from such Lender's or Agent's failure to provide reasonable notice to the undersigned as provided herein.

         If the undersigned fails to pay any Taxes or Stamp Taxes when due to the appropriate taxing authority or fails to remit to Administrative Agent, for the account of the respective Lenders, the required receipts or other required documentary evidence, the undersigned shall

                                 Exhibit B-1 - 8
indemnify Lenders for any Taxes, interest or penalties that may become payable by any Lender as a result of any such failure, subject to the provisions of
Section 2.9.

         The undersigned waives any statutory right to recover from any Agent or any Lender any amount due to any such Agent or Lender and paid by the undersigned under this Section.

         SECTION 2.9 Make-Whole Qualifications. Each Lender's claims for reimbursements, payments, indemnities or otherwise under Section 2.8 and the undersigned's obligations with respect thereto, shall be limited and qualified by and subject to the following:

(a) the undersigned's obligation to pay, satisfy or recognize such claim shall be limited to costs or losses incurred within one (1) year immediately prior to any demand or request therefor upon the undersigned;

(b) each Lender's demand for reimbursement, payment or indemnity must be limited to that which is being generally applied at the time by such Lender for comparable guarantors and guaranties subject to similar provisions;

(c) each Lender which asserts its rights with respect thereto or which is seeking or imposing such reimbursement, payment or indemnity shall provide evidence regarding the basis of such claim and the calculation and application thereof in reasonable detail and, in determining such amount, each Lender may use reasonable methods of attribution and averaging; and

(d) each Lender which is seeking payment, indemnity or reimbursement pursuant to Section 2.8 shall, if so requested by the undersigned use reasonable efforts (subject to the overall policy considerations of such Lender) to designate a different lending office hereunder if to do so will avoid the need for, or reduce the amount of, any such payment, indemnity or reimbursement; provided that, Lender would, in its sole but reasonable determination, suffer no material economic, legal or regulatory disadvantage or burden.

         [SECTION 2.10   Judgment.  Guarantor hereby agrees that:

(a) If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder in United States Dollars into another currency, Guarantor agrees, to the fullest extent permitted by law, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase United States Dollars with such other currency on the Business Day preceding that on which final judgment is given.

                                 Exhibit B-1 - 9

(b) The obligation of Guarantor in respect of any sum due from it to any Lender Party or any holder of a Note hereunder shall, notwithstanding any judgment in a currency other than United States Dollars, be discharged only to the extent that on the Business Day following receipt by such Lender Party or such holder, as the case may be, of any sum adjudged to be so due in such other currency such Lender Party or such holder, as the case may be, may, in accordance with normal banking procedures, purchase United States
     Dollars with such other currency; in the event that the United States Dollars so purchased are less than the sum originally due to such Lender Party in United States Dollars, Guarantor, as a separate obligation and notwithstanding any such judgment, hereby indemnifies and holds harmless such Lender Party and such holder against such loss, and if the United States Dollars so purchased exceed the sum originally due to such Lender Party or such holder in United States Dollars, such Lender Party or such holder, as the case may be, shall remit to Guarantor such excess.]



                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         SECTION 3.1    Representations  and   Warranties.    Guarantor   hereby
represents and warrants unto each Lender Party as set forth in this Article.

         SECTION 3.1.1 Organization, Existence and Good Standing. Guarantor is duly organized or incorporated, validly existing and in good standing under the laws of its jurisdiction of organization or incorporation, having all corporate or partnership powers required to enter into and carry out the transactions contemplated hereby. Guarantor is duly qualified, in good standing, and authorized to do business in all other jurisdictions within the United States wherein the character of the properties owned or held by it or the nature of the business transacted by it makes such qualification necessary, except for any lack of qualification, good standing or authorization that is not reasonably expected to result in a Material Adverse Effect. Guarantor has taken all actions customarily taken in order to enter, for the purpose of conducting business or owning property, each jurisdiction outside the United States wherein the character of the properties owned or held by it or the nature of the business transacted by it makes such actions desirable, except any failure to take such action that is not reasonably expected to result in a Material Adverse Effect.

         SECTION 3.1.2 Authorization. Guarantor has duly taken all corporate, partnership or shareholder action necessary to authorize the execution and delivery by it of this Guaranty and to authorize the consummation of the transactions contemplated hereby and the performance of its obligations hereunder.

         SECTION 3.1.3 No Conflicts or Consents. The execution and delivery by Guarantor of this Guaranty, the performance by it of its obligations hereunder, and the consummation of the transactions contemplated by the various Loan

                                Exhibit B-1 - 10

Documents, do not and will not (i) conflict with any provision of the articles or certificate of incorporation, bylaws, charter, or partnership agreement or certificate of such Guarantor, or (ii) except as to matters that could not reasonably be expected to result in a Material Adverse Effect, result in the acceleration of any Debt owed by such Guarantor, or conflict with any law, statute, rule, regulation, or agreement, judgment, license, order or permit applicable to or binding upon such Guarantor, or require the consent, approval, authorization or order of, or notice to or filing with, any court or Governmental Authority or third party, or result in or require the creation of any Lien upon any material assets or properties of such Guarantor, except as permitted in the Loan Documents.

         SECTION 3.1.4 Enforceable Obligations. This Guaranty is the legal, valid and binding obligation of Guarantor, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by general principles of equity.


                                   ARTICLE IV
                                    COVENANTS

         SECTION 4.1 Covenants. Guarantor covenants and agrees that, so long as any portion of the Obligations of Borrower shall remain unpaid or any Lender shall have any outstanding Commitment, Guarantor will, unless the Required Lenders shall otherwise consent in writing, perform or comply with the obligations of a Restricted Subsidiary of Borrower set forth in Sections 5.1 and
5.2 of the Credit Agreements, subject to any limitations on performance or compliance contained in such sections, including, without limitation, the limitation, when applicable, that the failure to perform or comply could not reasonably be expected to have a Material Adverse Effect.


                                    ARTICLE V
                            MISCELLANEOUS PROVISIONS

         SECTION 5.1 Loan Document. This Guaranty is a Loan Document executed pursuant to the Credit Agreements and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

         SECTION 5.2 Binding on Successors, Transferees and Assigns; Assignment. In addition to, and not in limitation of, Section 2.7, this Guaranty shall be binding upon Guarantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Lender Party and each holder of a Note, an LC Application, or an interest in an LC Obligation and their respective successors, transferees and assigns (to the full extent provided pursuant to Section 2.7); provided, however, that Guarantor may not assign any of its obligations hereunder without the prior written consent of all Lenders.

                                Exhibit B-1 - 11

         SECTION 5.3 Amendments. No amendment to or waiver of any provision of this Guaranty, nor consent to any departure by Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 5.4 Notices. All notices, requests, consents, demands and other communications required or permitted hereunder shall be in writing, unless otherwise specifically provided herein and shall be deemed sufficiently given or furnished if delivered by personal delivery, by telecopy (with telephonic confirmation of transmission, by delivery service with proof of delivery, or by registered or certified United States mail, postage prepaid, to Guarantor at the address of Guarantor specified on the signature pages hereto and to each Agent and each Lender at their addresses specified on the signature pages to the Credit Agreements (unless changed by similar notice in writing given by the particular Person whose address is to be changed). Any such notice or communication shall be deemed to have been given:

(a) in the case of personal delivery or delivery service, as of the date of first attempted delivery at the address provided herein;

(b)  in the case of telecopy, upon receipt; or

(c) in the case of registered or certified United States mail, three days after deposit in the mail, postage prepaid.

         SECTION 5.5 No Waiver; Remedies. In addition to, and not in limitation of, Section 2.3 and Section 2.5, no failure on the part of any Lender Party or any holder of a Note, an LC Application, or an interest in an LC Obligation to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 5.6 Section Captions. Section captions used in this Guaranty are for convenience of reference only, and shall not affect the construction of this Guaranty.

         SECTION 5.7   Severability.   Wherever possible  each provision of this
Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any

                                Exhibit B-1 - 12
provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

         SECTION 5.8 Governing Law, Entire Agreement. THIS GUARANTY SHALL BE DEEMED A CONTRACT AND INSTRUMENT MADE UNDER THE LAWS OF THE STATE OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THIS GUARANTY AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

         SECTION 5.9 Waiver of Jury Trial. EACH OF GUARANTOR, AGENTS AND LENDERS HEREBY (a) IRREVOCABLY WAIVES, THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY TRANSACTION CONTEMPLATED THEREBY OR ASSOCIATED THEREWITH, BEFORE OR AFTER MATURITY; (b) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES; (c) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS; AND (d) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO AND ACCEPT THIS GUARANTY, THE OTHER LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION.

         SECTION 5.10 Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE LENDER PARTIES OR GUARANTOR SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF TEXAS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT

                                Exhibit B-1 - 13

OF TEXAS; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY PROPERTY MAY BE BROUGHT, AT THE COLLATERAL AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH PROPERTY MAY BE FOUND. GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF TEXAS AND THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF TEXAS. FOR PURPOSES OF ANY ACTION OR PROCEEDING INSTITUTED IN THE FEDERAL OR STATE COURTS OF TEXAS, THE UNDERSIGNED HEREBY IRREVOCABLY DESIGNATES BORROWER
WITH OFFICES ON THE DATE HEREOF AT 303 WEST WALL STREET, SUITE 101, MIDLAND, TEXAS 79701 TO RECEIVE FOR AND ON BEHALF OF THE UNDERSIGNED SERVICE OF PROCESS IN TEXAS. GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY.

         THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                      [SIGNATURES BEGIN ON FOLLOWING PAGE]


                                Exhibit B-1 - 14

         IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written but effective as of the Effective Date.

                                        [Name of Guarantor]


                                        By
                                        Name:
                                        Title:

                                        Address:        303 West Wall
                                                        Suite 101
                                                        P. O. Box 3178
                                                        Midland, Texas  79701

                                        Attention:      Curt Kamradt

                                        Telephone:      (915) 571-3171
                                        Telecopy:       (915) 571-5696

                                        with a copy to:

                                        Garrett Smith
                                        1400 Williams Square West
                                        5205 North O'Connor Blvd.
                                        Irving, Texas 75039

                                        Telephone:      (972) 402-7013
                                        Telecopy:       (972) 402-7028




                                Exhibit B-1 - 15

                                   Exhibit B-2

                                    [Form of]

                                    GUARANTY

         THIS GUARANTY (this "Guaranty"), dated as of August 7, 1997, made by PIONEER NATURAL RESOURCES COMPANY, a Delaware corporation ("Guarantor"), in favor of each of the Lender Parties (as defined below).

                              W I T N E S S E T H:

         WHEREAS, pursuant to that certain Credit Facility Agreement dated as of August 7, 1997 by and among Pioneer Natural Resources USA, Inc., a Delaware corporation ("Borrower"), NationsBank of Texas, N.A., as Administrative Agent, CIBC Inc., as Documentation Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent, The Chase Manhattan Bank, as Syndication Agent, the Co-Agents party thereto, and the Lenders from time to time parties thereto (together with all amendments, supplements, restatements and other modifications, if any, thereafter made thereto, the "Primary Credit Agreement"), the Lenders have extended Commitments (as defined in the Primary Credit Agreement) to make Loans to Borrower and to issue or participate in Letters of Credit on behalf of Borrower; and

         WHEREAS, pursuant to that certain Credit Facility Agreement dated as of August 7, 1997 by and among Borrower, NationsBank of Texas, N.A., as Administrative Agent, CIBC Inc., as Documentation Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent, The Chase Manhattan Bank, as Syndication Agent, the Co-Agents party thereto, and the Lenders from time to time parties thereto (together with all amendments, supplements, restatements and other modifications, if any, thereafter made thereto, the "364 Day Credit Agreement", and together with the Primary Credit Agreement, the "Credit Agreements"), the Lenders have extended Commitments (as defined in the 364 Day Credit Agreement) to make Loans to Borrower; and

         WHEREAS, as a condition precedent to the making of the initial Loans or issuing of the initial Letters of Credit under the Credit Agreements, Guarantor is required to execute and deliver this Guaranty; and

         WHEREAS, Guarantor has duly authorized the execution, delivery and performance of this Guaranty; and


                                 Exhibit B-2 - 1

         WHEREAS, it is in the best interests of Guarantor to execute this Guaranty inasmuch as Guarantor will derive substantial direct and indirect benefits from the Loans made from time to time to Borrower and Letters of Credit issued on behalf of Borrower pursuant to the Credit Agreements;

         NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders to make Loans (including the initial Loans) to Borrower pursuant to the Credit Agreements and for the Issuing Bank to issue Letters of Credit on behalf of Borrower and for the Lenders to acquire participations in such Letters of Credit pursuant to the Primary Credit Agreement, Guarantor agrees, for the benefit of each Lender Party, as follows:

                                    ARTICLE I
                                   DEFINITIONS

         SECTION 1.1 Certain Terms. The following terms (whether or not underscored) when used in this Guaranty, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         "Administrative Agent" is defined in the first recital.

         "Borrower" is defined in the first recital.

         "Commitments" means "Commitments" as defined in the Primary Credit Agreement and "Commitments" as defined in the 364 Day Credit Agreement.

         "Credit Agreements" is defined in the second recital.

         "Debtor" is defined in Section 2.1(a)(i).

         "Guarantor" is defined in the preamble.

         "Guaranty" is defined in the preamble.

         "Lender Party" means, as the context may require, any Lender, any Issuing Bank or any Agent and each of its respective successors, transferees and assigns under the Credit Agreements.

         "Lenders" means "Lenders" as defined in the Primary Credit Agreement and "Lenders" as defined in the 364 Day Credit Agreement.


                                 Exhibit B-2 - 2

         "Loan Documents" means "Loan Documents" as defined in the Primary Credit Agreement and "Loan Documents" as defined in the 364 Day Credit Agreement.

         "Notes" means "Notes" as defined in the Primary Credit Agreement and "Notes" as defined in the 364 Day Credit Agreement.

         "Obligations" means "Obligations" as defined in the Primary Credit Agreement and "Obligations" as defined in the 364 Day Credit Agreement.

         "Primary Credit Agreement" is defined in the first recital.

         "364 Day Credit Agreement" is defined in the second recital.

         SECTION 1.2 Primary Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Guaranty, including its preamble and recitals, have the meanings provided in the Primary Credit Agreement.

                                   ARTICLE II
                               GUARANTY PROVISIONS

         SECTION 2.1   Guaranty.   Guarantor hereby absolutely,  unconditionally
and irrevocably

(a)  guarantees

     (i) the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations of Borrower now or hereafter existing under the Credit Agreements, the Notes, the LC Applications and each other Loan Document to which Borrower is or may become a party, whether for principal, interest, fees, expenses or otherwise;

     (ii) the payment and performance of any and all present or future obligations of Borrower according to the terms of any present or future rate swap, rate cap, rate floor, rate collar, currency exchange transaction, forward rate agreement, or other exchange or rate protection agreements or any option with respect to any such transaction now existing or hereafter entered into between Borrower or any of its Subsidiaries and one or more of the Lenders or their Affiliates ("interest rate swap agreement");

                                 Exhibit B-2 - 3

    (iii) the payment and performance of any and all present or future obligations of Borrower according to the terms of any present or future crude oil, natural gas or other hydrocarbons swap agreements, crude oil, natural gas or other hydrocarbons cap, crude oil, natural gas or other hydrocarbons floor, crude oil, natural gas or other hydrocarbons collar, crude oil, natural gas or other hydrocarbons exchange transaction, forward crude oil, natural gas or other hydrocarbons agreement, or other exchange or crude oil, natural gas or other hydrocarbons protection agreements or any option with respect to any such transaction now existing or hereafter entered into between Borrower or any of its Subsidiaries and one or more of the Lenders or their Affiliates; and

     (iv) all renewals, rearrangements, increases, extensions for any period, substitutions, modification, amendments or supplements in whole or in part of any of the above loan documents or obligations,

(including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. ss.362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. ss.502(b) and ss.506(b)), and (b) indemnifies and holds harmless strictly in accordance with the terms of the Credit Agreements each Lender Party and each holder of a Note from Borrower, an LC Application or any interest in an LC Obligation for any and all costs and expenses (including reasonable attorney's fees and expenses) incurred by such Lender Party or such holder, as the case may be, in enforcing any rights under this Guaranty; provided, however, that Guarantor shall only be liable under this Guaranty for the maximum amount of such liability that can be hereby incurred without rendering this Guaranty, as it relates to Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. This Guaranty constitutes a guaranty of payment when due and not of collection, and Guarantor specifically agrees that it shall not be necessary or required that any Lender Party or any holder of any Note exercise any right, assert any claim or demand or enforce any remedy whatsoever against Borrower or any other Obligor (or any other Person) before or as a condition to the obligations of Guarantor hereunder. All payments hereunder are to be made in the currency in which they are due under the Credit Agreements.

         SECTION 2.2 Acceleration of Guaranty. Guarantor agrees that, in the event of the dissolution or insolvency of Borrower or Guarantor, or the inability or failure of Borrower or Guarantor to pay debts as they become due, or an assignment by Borrower or Guarantor for the benefit of creditors, or the commencement of any case or proceeding in respect of Borrower or Guarantor under any bankruptcy, insolvency or similar laws, and if such event shall occur at a time when any of the Obligations of Borrower may not then be due and payable,

                                 Exhibit B-2 - 4

Guarantor will pay to the Lenders forthwith the full amount which would be payable hereunder by Guarantor if all such Obligations were then due and payable.

         SECTION 2.3 Guaranty Absolute, etc. This Guaranty shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until all Obligations of Borrower have been paid in full, all obligations of Guarantor hereunder shall have been paid in full and all Commitments shall have terminated. Guarantor guarantees that the Obligations of Borrower will be paid strictly in accordance with the terms of the Credit Agreements and each other Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Lender Party or any holder of any Note with respect thereto. The liability of Guarantor under this Guaranty shall be absolute, unconditional and irrevocable irrespective of:

(a) (i) any lack of validity, legality or enforceability of the Credit Agreements, any Note, any LC Application or any other Loan Document or any portion of any thereof or (ii) the Credit Agreements, any Note, any LC Application or any other Loan Document or any portion of any thereof being void or voidable;

(b) the failure of any Lender Party or any holder of any Note, any LC Application, Letter of Credit or any interest therein

     (i) to assert any claim or demand or to enforce any right or remedy against Borrower, any other Obligor or any other Person (including any other guarantor) under the provisions of the Credit Agreements, any Note, any LC Application, any other Loan Document or otherwise, or

     (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any Obligations of Borrower or any other Obligor;

(c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of Borrower or any other Obligor, or any other extension, compromise or renewal of any Obligation of Borrower or any other Obligor;

(d) any reduction, limitation, impairment or termination of any Obligations of Borrower or any other Obligor for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations of Borrower, any other Obligor or otherwise;

                                 Exhibit B-2 - 5

(e) any amendment to, extensions of, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreements, any Note, any LC Application, any Letter of Credit or any other Loan Document;

(f) any addition, exchange, release, surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty, held by any Lender Party or any holder of any Note, any LC Application, any Letter of Credit or interest therein securing any of the Obligations of Borrower or any other Obligor; or

(g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, Borrower, any other Obligor, any surety or any guarantor.

         SECTION 2.4 Reinstatement. Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations guaranteed hereby is rescinded or must otherwise be restored by any Lender Party or any holder of any Note, any LC Application or any interest in an LC Obligation, upon the insolvency, bankruptcy or reorganization of Borrower, or any other Obligor or otherwise, all as though such payment had not been made.

         SECTION 2.5 Waiver. Guarantor hereby waives promptness, diligence, presentment, notice of acceptance and any other notice with respect to any of the Obligations of Borrower or any other Obligor and this Guaranty and any requirement that any Agent, any other Lender Party or any holder of any Note, any LC Application, any Letter of Credit or any interest therein protect, secure, perfect or insure any security interest or Lien, or any property subject thereto, or exhaust any right or take any action against Borrower, any other Obligor or any other Person (including any other guarantor) or entity or any collateral securing the Obligations of Borrower or any other Obligor, as the case may be.

         SECTION 2.6 Waiver of Subrogation. Guarantor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against Borrower or any other Obligor that arise from the existence, payment, performance or enforcement of Guarantor's obligations under this Guaranty or any other Loan Document, including any right of subrogation, reimbursement, contribution, exoneration, or indemnification, any right to participate in any claim or remedy of the Lender Parties against Borrower or any other Obligor or any collateral which the Collateral Agent now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive from Borrower or any other Obligor, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any

                                 Exhibit B-2 - 6
amount shall be paid to Guarantor in violation of the preceding sentence and the Obligations shall not have been paid in cash in full and the Commitments have not been terminated, such amount shall be deemed to have been paid to Guarantor for the benefit of, and held in trust for, the Lender Parties, and shall forthwith be paid to the Lender Parties to be credited and applied upon the Obligations, whether matured or unmatured; otherwise it shall be returned to remitter. Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreements and that the waiver set forth in this Section is knowingly made in contemplation of such benefits.

         SECTION 2.7 Successors, Transferees and Assigns; Transfers of Notes. This Guaranty shall:

(a) be binding upon Guarantor, and its successors, transferees and assigns (provided, however, that Guarantor may not assign any of its obligations hereunder without the prior written consent of all Lenders); and

(b) inure to the benefit of and be enforceable by each Agent and each other Lender Party.

Without limiting the generality of the foregoing clause (b), any Lender may assign or otherwise transfer (in whole or in part) any Note, Loan, LC Application, Letter of Credit or interest therein held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Guaranty) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of
Section 8.8 of the Credit Agreements.

         SECTION 2.8 Taxes. All payments by the undersigned hereunder shall be made free and clear of and without deduction for any present or future income, excise, stamp, or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding franchise taxes and taxes imposed on or measured by any Lender's net income or receipts (such non-excluded items being called "Taxes"). In the event that any withholding or deduction from any payment to be made hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then, subject to the provisions of Section 2.9, the undersigned will:

(a) pay directly to the relevant authority the full amount required to be so withheld or deducted;

                                 Exhibit B-2 - 7

(b) promptly forward to Administrative Agent an official receipt or other documentation satisfactory to Administrative Agent evidencing such payment to such authority; and

(c) pay to Administrative Agent for the account of the applicable Lender(s) such additional amount(s) as is necessary to ensure that the net amount actually received by each Lender will equal the full amount such Lender would have received had no such withholding or deduction been required and the undersigned hereby acknowledges that it is not entitled to and will not seek recovery or restitution of any amount due to any of the Lenders or Agents and paid by it pursuant to this clause (c) or pursuant to the next sentence.

If any Taxes are directly asserted against any Agent or any Lender with respect to any payment received by such Agent or such Lender hereunder, such Agent or such Lender may pay such Taxes and, if paid in good faith, the undersigned will promptly pay such additional amounts to the Administrative Agent for the account of such Lender or Agent (including any penalties, interest or expenses) as is necessary in order that the net amount received by such person after the payment of such Taxes (including any taxes on such additional amount) shall equal the amount such person would have received had no such Taxes been asserted, subject to the provisions of Section 2.9.

         The undersigned shall pay all stamp, transaction, registration and similar taxes (including financial institutions duties, debit taxes or other taxes payable by return and taxes passed on to any Lender or Agent by a bank or financial institution (collectively "Stamp Taxes") and, if the undersigned fails to pay any such charges or taxes after reasonable notice from any such Lender or Agent, fines and penalties) which may be payable or determined to be payable in relation to the execution, delivery, performance or enforcement of this Guaranty or any Loan Document or any other transaction contemplated by any Loan Document to which the undersigned is a party. The undersigned hereby indemnifies each Lender and Agent against any liability resulting from delay or omission to pay such charges or taxes except to the extent the liability results from failure by the relevant Lender or Agent to pay any such tax after having been delivered funds to do so by the undersigned or to the extent such liability is for fines and penalties resulting from such Lender's or Agent's failure to provide reasonable notice to the undersigned as provided herein.

         If the undersigned fails to pay any Taxes or Stamp Taxes when due to the appropriate taxing authority or fails to remit to Administrative Agent, for the account of the respective Lenders, the required receipts or other required documentary evidence, the undersigned shall indemnify Lenders for any Taxes, interest or penalties that may become payable by any Lender as a result of any such failure, subject to the provisions of Section 2.9.


                                 Exhibit B-2 - 8

         The undersigned waives any statutory right to recover from any Agent or any Lender any amount due to any such Agent or Lender and paid by the undersigned under this Section.

         SECTION 2.9 Make-Whole Qualifications. Each Lender's claims for reimbursements, payments, indemnities or otherwise under Section 2.8 and the undersigned's obligations with respect thereto, shall be limited and qualified by and subject to the following:

(a) the undersigned's obligation to pay, satisfy or recognize such claim shall be limited to costs or losses incurred within one (1) year immediately prior to any demand or request therefor upon the undersigned;

(b) each Lender's demand for reimbursement, payment or indemnity must be limited to that which is being generally applied at the time by such Lender for comparable guarantors and guaranties subject to similar provisions;

(c) each Lender which asserts its rights with respect thereto or which is seeking or imposing such reimbursement, payment or indemnity shall provide evidence regarding the basis of such claim and the calculation and application thereof in reasonable detail and, in determining such amount, each Lender may use reasonable methods of attribution and averaging; and

(d) each Lender which is seeking payment, indemnity or reimbursement pursuant to Section 2.8 shall, if so requested by the undersigned use reasonable efforts (subject to the overall policy considerations of such Lender) to designate a different lending office hereunder if to do so will avoid the need for, or reduce the amount of, any such payment, indemnity or reimbursement; provided that, Lender would, in its sole but reasonable determination, suffer no material economic, legal or regulatory disadvantage or burden.


                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         SECTION 3.1    Representations   and   Warranties.    Guarantor  hereby
represents and warrants unto each Lender Party as set forth in this Article.

         SECTION 3.1.1 Organization, Existence and Good Standing. Guarantor is duly organized or incorporated, validly existing and in good standing under the laws of its jurisdiction of organization or incorporation, having all corporate or partnership powers required to enter into and carry out the transactions contemplated hereby. Guarantor is duly qualified, in good standing, and authorized to do business in all other jurisdictions within the United States wherein the character of the properties owned or held by it or the nature of the

                                 Exhibit B-2 - 9
business transacted by it makes such qualification necessary, except for any lack of qualification, good standing or authorization that is not reasonably expected to result in a Material Adverse Effect. Guarantor has taken all actions customarily taken in order to enter, for the purpose of conducting business or owning property, each jurisdiction outside the United States wherein the character of the properties owned or held by it or the nature of the business transacted by it makes such actions desirable, except any failure to take such action that is not reasonably expected to result in a Material Adverse Effect.

         SECTION 3.1.2 Authorization. Guarantor has duly taken all corporate, partnership or shareholder action necessary to authorize the execution and delivery by it of this Guaranty and to authorize the consummation of the transactions contemplated hereby and the performance of its obligations hereunder.

         SECTION 3.1.3 No Conflicts or Consents. The execution and delivery by Guarantor of this Guaranty, the performance by it of its obligations hereunder, and the consummation of the transactions contemplated by the various Loan Documents, do not and will not (i) conflict with any provision of the articles or certificate of incorporation, bylaws, charter, or partnership agreement or certificate of such Guarantor, or (ii) except as to matters that could not reasonably be expected to result in a Material Adverse Effect, result in the acceleration of any Debt owed by such Guarantor, or conflict with any law, statute, rule, regulation, or agreement, judgment, license, order or permit applicable to or binding upon such Guarantor, or require the consent, approval, authorization or order of, or notice to or filing with, any court or Governmental Authority or third party, or result in or require the creation of any Lien upon any material assets or properties of such Guarantor, except as permitted in the Loan Documents.

         SECTION 3.1.4 Enforceable Obligations. This Guaranty is the legal, valid and binding obligation of Guarantor, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by general principles of equity.

         SECTION 3.1.5  Solvency.   Guarantor is solvent and will continue to be
solvent after the making of this Guaranty.


                                   ARTICLE IV
                                    COVENANTS

         SECTION 4.1 Affirmative Covenants. Guarantor covenants and agrees that, so long as any portion of the Obligations shall remain unpaid or any Lender Party shall have any outstanding Commitment, the Guarantor will, unless the Required Lenders shall otherwise consent in writing, perform, comply with, observe and fulfill, for the benefit of the Lender Parties, each of the

                                Exhibit B-2 - 10
covenants, agreements and obligations pertaining or otherwise applicable to Guarantor contained in Section 5.1 of the Credit Agreement, including, without limitation, the delivery of financial reports and notices described in Section 5.1(b) of the Credit Agreement. Guarantor hereby irrevocably and unconditionally agrees to be bound by, and not to breach or otherwise fail to comply with, any of such covenants, agreements and obligations as if Guarantor were a party to the Credit Agreement and such covenants, agreements and obligations are hereby reaffirmed by the Guarantor and are, together with all related definitions and ancillary provisions incorporated herein by reference hereby and made a part hereof for all purposes as if set out in full herein.

         SECTION 4.2 Financial Covenants. Guarantor covenants and agrees that, so long as any portion of the Obligations shall remain unpaid or any Lender Party shall have any outstanding Commitment, Guarantor will, unless the Required Lenders shall otherwise consent in writing, perform, comply with, observe and fulfill, for the benefit of the Lender Parties, each of the covenants, agreements and obligations pertaining to or otherwise applicable to Guarantor contained in Section 5.3 of the Credit Agreement. Guarantor hereby irrevocably and unconditionally agrees to be bound by, and not to breach or otherwise fail to comply with, any of the provisions in any of such covenants, agreements and obligations as if Guarantor were a party to the Credit Agreement and such covenants, agreements and obligations are hereby reaffirmed by Guarantor and are, together with all related definitions and ancillary provisions incorporated herein by reference hereby and made a part hereof for all purposes as if set out in full herein.

         SECTION 4.3 Negative Covenants. Guarantor covenants and agrees that, so long as any portion of the Obligations shall remain unpaid or any Lender Party shall have any outstanding Commitment, Guarantor will, unless the Required Lenders shall otherwise consent in writing, perform, comply with, observe and fulfill, for the benefit of the Lender Parties, each of the covenants, agreements and obligations pertaining to or otherwise applicable to Guarantor contained in Section 5.2 of the Credit Agreement. Guarantor hereby unconditionally and irrevocably agrees to be bound by, and not to breach or otherwise fail to comply with, any of such covenants, agreements and obligations to the extent such provisions pertain to Guarantor and such covenants, agreements and obligations are hereby reaffirmed by Guarantor and, together with all related definitions and ancillary provisions are incorporated herein by reference hereby made a part hereof for all purposes as if set out in full herein.

                                    ARTICLE V
                            MISCELLANEOUS PROVISIONS

         SECTION 5.1 Loan Document. This Guaranty is a Loan Document executed pursuant to the Credit Agreements and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

                                Exhibit B-2 - 11

         SECTION 5.2 Binding on Successors, Transferees and Assigns; Assignment. In addition to, and not in limitation of, Section 2.7, this Guaranty shall be binding upon Guarantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Lender Party and each holder of a Note, an LC Application, or an interest in an LC Obligation and their respective successors, transferees and assigns (to the full extent provided pursuant to Section 2.7); provided, however, that Guarantor may not assign any of its obligations hereunder without the prior written consent of all Lenders.

         SECTION 5.3 Amendments. No amendment to or waiver of any provision of this Guaranty, nor consent to any departure by Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 5.4 Notices. All notices, requests, consents, demands and other communications required or permitted hereunder shall be in writing, unless otherwise specifically provided herein and shall be deemed sufficiently given or furnished if delivered by personal delivery, by telecopy (with telephonic confirmation of transmission, by delivery service with proof of delivery, or by registered or certified United States mail, postage prepaid, to Guarantor at the address of Guarantor specified on the signature pages hereto and to each Agent and each Lender at their addresses specified on the signature pages to the Credit Agreements (unless changed by similar notice in writing given by the particular Person whose address is to be changed). Any such notice or communication shall be deemed to have been given:

(a) in the case of personal delivery or delivery service, as of the date of first attempted delivery at the address provided herein;

(b)  in the case of telecopy, upon receipt; or

(c) in the case of registered or certified United States mail, three days after deposit in the mail, postage prepaid.

         SECTION 5.5 No Waiver; Remedies. In addition to, and not in limitation of, Section 2.3 and Section 2.5, no failure on the part of any Lender Party or any holder of a Note, an LC Application, or an interest in an LC Obligation to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                                Exhibit B-2 - 12

         SECTION 5.6 Section Captions. Section captions used in this Guaranty are for convenience of reference only, and shall not affect the construction of this Guaranty.

         SECTION 5.7 Severability. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

         SECTION 5.8 Governing Law, Entire Agreement. THIS GUARANTY SHALL BE DEEMED A CONTRACT AND INSTRUMENT MADE UNDER THE LAWS OF THE STATE OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THIS GUARANTY AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

         SECTION 5.9 Waiver of Jury Trial. EACH OF GUARANTOR, AGENTS AND LENDERS HEREBY (a) IRREVOCABLY WAIVES, THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY TRANSACTION CONTEMPLATED THEREBY OR ASSOCIATED THEREWITH, BEFORE OR AFTER MATURITY; (b) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES; (c) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS; AND (d) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO AND ACCEPT THIS GUARANTY, THE OTHER LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION.

         SECTION 5.10  Forum  Selection  and  Consent  to  Jurisdiction.     ANY
LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH,

                                Exhibit B-2 - 13

THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE LENDER PARTIES OR GUARANTOR SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF TEXAS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY PROPERTY MAY BE BROUGHT, AT THE COLLATERAL AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH PROPERTY MAY BE FOUND. GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF TEXAS AND THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF TEXAS. FOR PURPOSES OF ANY ACTION OR PROCEEDING INSTITUTED IN THE FEDERAL OR STATE COURTS OF TEXAS, THE UNDERSIGNED HEREBY IRREVOCABLY DESIGNATES BORROWER
WITH OFFICES ON THE DATE HEREOF AT 303 WEST WALL STREET, SUITE 101, MIDLAND, TEXAS 79701 TO RECEIVE FOR AND ON BEHALF OF THE UNDERSIGNED SERVICE OF PROCESS IN TEXAS. GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY.

         THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.



         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                      [SIGNATURES BEGIN ON FOLLOWING PAGE]


                                Exhibit B-2 - 14

         IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written but effective as of the Effective Date.

                                       PIONEER NATURAL RESOURCES
                                       COMPANY


                                       By
                                       Name:
                                       Title:

                                       Address:       303 West Wall
                                                      Suite 101
                                                      P. O. Box 3178
                                                      Midland, Texas  79701

                                       Attention:     Curt Kamradt

                                       Telephone:     (915) 571-3171
                                       Telecopy:      (915) 571-5696

                                       with a copy to:

                                       Garrett Smith
                                       1400 Williams Square West
                                       5205 North O'Connor Blvd.
                                       Irving, Texas 75039

                                       Telephone:     (972) 402-7013
                                       Telecopy:      (972) 402-7028


                                Exhibit B-2 - 15

                                    Exhibit C

                           Form of Request for Advance

                                          ,
                                ---------  -----

NationsBank of Texas, N.A.
901 Main Street, 14th Floor
Dallas, Texas  75202

Attn:  Ruth De la Garza

         Re:      Request for Advance - 364 Day Facility

Gentlemen:

         Reference is made to that certain Credit Facility Agreement dated as of August 7, 1997 by and among Borrower, NationsBank of Texas, N.A., as Administrative Agent, CIBC Inc., as Documentation Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent, The Chase Manhattan Bank, as Syndication Agent, the Co-Agents party thereto, and the Lenders from time to time parties thereto (the "Credit Agreement"). Terms which are defined in the Credit Agreement and which are used but not defined herein are used herein with the meanings ascribed to them in the Credit Agreement. Pursuant to the terms of the Credit Agreement, the undersigned Borrower hereby requests that Lenders make Advances to the undersigned Borrower in the aggregate principal amount of
$         , specifies        ,    , as the date the undersigned Borrower desires
for Lenders to make such Advances and requests that Administrative Agent deliver to the undersigned Borrower the proceeds thereof on such date.

         To induce Lenders to make such Advances, the undersigned Borrower hereby represents, warrants, acknowledges, and agrees to and with each Agent and each Lender that:

         (a) The Designated Officer of Borrower signing this instrument is a duly elected, qualified and acting officer of the undersigned Borrower, holding the office indicated below such officer's signature hereto and having all necessary authority to act for the undersigned Borrower in making and delivering this Request for Advance.

         (b) The representations and warranties of the undersigned Borrower and each other Obligor set forth in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof, with the same effect as though such representations and warranties had been made on and as of the date hereof.

                                  Exhibit C - 1

         (c) There does not exist on the date hereof any condition or event which constitutes a Default which has not been waived in writing as provided in
Section 6.1 of the Credit Agreement; nor will any such Default exist upon the undersigned Borrower's receipt and application of the Advances requested hereby. The undersigned Borrower will use the Advances hereby requested in compliance with the Credit Agreement.

         (d) Except to the extent waived in writing as provided in Section 6.1 of the Credit Agreement, the undersigned Borrower has performed and complied with all agreements and conditions in the Credit Agreement required to be performed or complied with by the undersigned Borrower on or prior to the date hereof, and each of the conditions precedent to Advances contained in the Credit Agreement remains satisfied.

         (e) The aggregate unpaid principal balance of the Advances under the Facility after the making of such Advance requested hereby, plus the aggregate outstanding amount of Swing Line Advances and Competitive Bid Advances at the date hereof will not be in excess of the Facility Amount on the date requested for the making of such Advances.

         (g) The Loan Documents have not been modified, amended or supplemented by any unwritten representations or promises, by any course of dealing, or by any other means not provided for in Section 8.1 of the Credit Agreement. The Credit Agreement and the other Loan Documents are hereby ratified, approved, and confirmed in all respects.

         The undersigned Borrower agrees that if, prior to the time of the Advances requested hereby, any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify Administrative Agent. Except to the extent, if any, that, prior to the time of the Advances requested hereby, Administrative Agent shall have received written notice from the undersigned Borrower to the contrary, each matter certified herein shall be deemed once again to be certified as true and correct as of the date of such Advances as if then made.

         The Designated Officer of the undersigned Borrower signing this instrument hereby certifies that, to the best of his knowledge, the above representations, warranties, acknowledgments and agreements of the undersigned Borrower are true, correct and complete.

                                      PIONEER NATURAL RESOURCES USA, INC.

                                      By:




                                      Name:
                                      Title:

                                  Exhibit C - 2

                                    Exhibit D

                              Form of Rate Election


                                          ,
                                 ---------  ----

NationsBank of Texas, N.A.
901 Main Street, 14th Floor
Dallas, Texas  75202

Attn:  Ruth De la Garza

         Re:      Rate Election - 364 Day Facility

Gentlemen:

         Reference is made to that certain Credit Facility Agreement dated as of August 7, 1997 by and among Borrower, NationsBank of Texas, N.A., as Administrative Agent, CIBC Inc., as Documentation Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent, The Chase Manhattan Bank, as Syndication Agent, the Co-Agents party thereto, and the Lenders from time to time parties thereto (the "Credit Agreement"). Terms which are defined in the Credit Agreement and which are used but not defined herein are used herein with the meanings ascribed to them in the Credit Agreement. Pursuant to the terms of the Credit Agreement, the undersigned Borrower hereby elects a Tranche of
Eurodollar  Portions  in the  aggregate  amount  of $         with  an  Interest
Period beginning on               and continuing for a period of               .

         To satisfy the conditions set out in the Credit Agreement for the making of such election, the undersigned Borrower hereby represents, warrants, acknowledges and agrees that:

         (a) The Designated Officer of the undersigned Borrower signing this instrument is a duly elected, qualified and acting officer of such Borrower, holding the office indicated below such officer's signature hereto and having all necessary authority to act for such Borrower in making and delivering this Rate Election.

         (b) There does not exist on the date hereof any condition or event which constitutes a Default which has not been waived in writing as provided in
Section 6.1 of the Credit Agreement.


                                  Exhibit D - 1

         (c) The Loan Documents have not been modified, amended or supplemented by any unwritten representations or promises, by any course of dealing, or by any other means not provided for in Section 8.1 of the Credit Agreement. The Credit Agreement and the other Loan Documents are hereby ratified, approved, and confirmed in all respects.

         (d) The undersigned Borrower further agrees that if, on or prior to the date of the commencement of the Interest Period designated herein, any matter certified herein by it will not be true and correct at such time as if such certification were then made, it will immediately so notify Administrative Agent. Except to the extent, if any, that prior to the commencement of the Interest Period designated herein Administrative Agent shall receive written notice to the contrary from the undersigned Borrower, each matter certified herein shall be deemed to be certified as of the date of the commencement of such Interest Period as if then made.

         The Designated Officer of the undersigned Borrower signing this instrument hereby certifies that, to the best of his knowledge, the above representations, warranties, acknowledgments and agreements of the undersigned Borrower are true, correct and complete.

                                     PIONEER NATURAL RESOURCES USA, INC.


                                     By:
                                     Name:
                                     Title:




                                  Exhibit D - 2

                                    Exhibit E

                       Form of Request for Swing Line Bid


VIA FACSIMILE #
               ------------

[NAME AND ADDRESS OF LENDER]

Reference is made to the 364 Day Facility pursuant to that certain Credit Facility Agreement dated as of August 7, 1997 by and among Borrower, NationsBank of Texas, N.A., as Administrative Agent, CIBC Inc., as Documentation Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent, The Chase Manhattan Bank, as Syndication Agent, the Co-Agents party thereto, and the Lenders from time to time parties thereto (the "Credit Agreement"),. Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned in the Credit Agreement. In accordance with Section 2.5, the undersigned hereby requests a Swing Line Bid in an amount of not less than
$       to be advanced today,          . We request this advance be for a period
of       day(s), maturing on         .

If you wish to submit a Swing Line Bid,  please do so in accordance with Section
2.5 of the Credit Agreement.

If you have any questions regarding this request, please contact the undersigned
at (915)             , or Frank K. Stowers at (915) 685-2179.

                                             PIONEER NATURAL RESOURCES
                                             USA, INC.


                                             By:
                                             Name:
                                             Title:



                                  Exhibit E - 1

                                    Exhibit F

                             Form of Swing Line Bid

                                                                     ,
                                                           ----------  ---

VIA FAX (915)571-5696
Pioneer Natural Resources USA, Inc.
303 W. Wall, Suite 101
Midland, Texas  79701

         Attn:    Curt Kamradt

VIA FAX (214)508-2515
NationsBank of Texas, N.A.
901 Main Street, 14th Floor
Dallas, Texas  75202

         Attn:    Ruth De la Garza

Gentlemen:

         Reference is made to the 364 Day Facility pursuant to that certain Credit Facility Agreement dated as of August 7, 1997 by and among Borrower, NationsBank of Texas, N.A., as Administrative Agent, CIBC Inc., as Documentation Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent, The Chase Manhattan Bank, as Syndication Agent, the Co-Agents party thereto, and the Lenders from time to time parties thereto (the "Credit Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned in the Credit Agreement.

         In accordance with Section 2.5 of the Credit Agreement, the undersigned
Lender offers to make a Swing Line Advance to            today in the  following
principal amount, bearing interest at the rate and maturing as stated:

Principal Amount $             Interest Rate             Maturity
                  ------------               -----------          -----------

                                               [Name of Bank]


                                               By:
                                               Name:
                                               Title:

                                  Exhibit F - 1

                                    Exhibit G

                            Form of Acceptance Notice
                                                                      , 19
                                                             ---------     ---
VIA FACSIMILE #214/508-2515

NationsBank of Texas, N.A.
901 Main Street, 14th Floor
Dallas, Texas  75202
Attn:  Ruth De la Garza

         Re:  Notice of Acceptance of Swing Line Bid(s) - 364 Day Facility

Gentlemen:

         Reference is made to that certain Credit Facility Agreement dated as of August 7, 1997 by and among Borrower, NationsBank of Texas, N.A., as Administrative Agent, CIBC Inc., as Documentation Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent, The Chase Manhattan Bank, as Syndication Agent, the Co-Agents party thereto, and the Lenders from time to time parties thereto (the "Credit Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

         In accordance with Section 2.5 of the Credit Agreement and in response to the Swing Line Bid(s) received today, the undersigned hereby accepts the following bid(s). Swing Line Advance(s) must be funded and wired to Administrative Agent by no later than 2:00 p.m.
(Dallas, Texas time) today.

Lender           Principal Amount       Interest Rate       Maturity Date

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------


                                             PIONEER NATURAL RESOURCES
                                             USA, INC.

                                             By:
                                             Name:
                                             Title:


                                  Exhibit G - 1

                                    Exhibit H

       Form of Opinion of Borrower's and Restricted Subsidiaries' Counsel

Exhibit H has been omitted from this filing as (i) it is not material to an investment decision and (ii) the information that it contains has been disclosed elsewhere if disclosure of such information is required. Pioneer Natural
Resources Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.







                                  Exhibit H - 1

                                    Exhibit I

           Organization Chart of Parent, Borrower and Its Subsidiaries


Exhibit I has been omitted from this filing as (i) it is not material to an investment decision and (ii) the information that it contains has been disclosed elsewhere if disclosure of such information is required. Pioneer Natural
Resources Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.









                                  Exhibit I - 1

                                    Exhibit J

                    Form of Designated Officer's Certificate

         Reference is made to (i) the Primary Facility pursuant to that certain Credit Facility Agreement dated as of August 7, 1997 by and among Borrower, NationsBank of Texas, N.A., as Administrative Agent, CIBC Inc., as Documentation Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent, The Chase Manhattan Bank, as Syndication Agent, the Co-Agents party thereto, and the Lenders from time to time parties thereto (the "Primary Credit Agreement") and
(ii) the 364 Day Facility pursuant to that certain Credit Facility Agreement dated as of August 7, 1997 by and among Borrower, NationsBank of Texas, N.A., as Administrative Agent, CIBC Inc., as Documentation Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent, The Chase Manhattan Bank, as Syndication Agent, the Co-Agents party thereto, and the Lenders from time to time parties thereto (the "364 Day Credit Agreement" and, together with the Primary Facility, the "Credit Agreements") Terms which are defined in the Credit Agreements and which are used but not defined herein are used herein with the meanings given them in the Credit Agreements.

         This Certificate is furnished pursuant to Section 5.1(b)(2) of the Credit Agreements. Together herewith the Borrower is furnishing to Managing Agents, the Co-Agents and each Lender the Parent's [Financial Statements] (the
"Financial Statements") as of              (the "Reporting Date").  The Borrower
hereby represents, warrants, and acknowledges to Agents and each Lender that:

(a) the Designated Officer of the Borrower signing this instrument is a duly elected, qualified and acting officer of the Borrower;

(b) the Financial Statements are accurate and complete and satisfy the requirements of the Credit Agreements;

(c) attached as Schedule I hereto is a schedule of calculations showing compliance (or noncompliance, as the case may be) as of the Reporting Date with the requirements of Section 5.3 of the Credit Agreements; and

(d) on the Reporting Date, each Borrower was, and on the date hereof the Borrower is, in full compliance with the disclosure requirements of Section 5.1(d) of the Credit Agreements, and no Default otherwise existed on the Reporting Date or otherwise exists on the date of this Certificate [except
     for Default(s) under Section(s)            of the Credit Agreements,  which
     [is/are] more fully described on a schedule attached hereto].

                                  Exhibit J - 1

         The Designated Officer of the Borrower signing this instrument hereby certifies that he has reviewed the Loan Documents and the Financial Statements and has otherwise undertaken such inquiry as is in his opinion necessary to enable him to express an informed opinion with respect to the above representations, warranties and acknowledgments of the Borrower and, to the best of his knowledge, such representations, warranties, and acknowledgments are true, correct and complete.

                                            PIONEER NATURAL RESOURCES
                                            USA, INC.

                                            By:
                                            Name:
                                            Title:

                                            Date:


                                  Exhibit J - 2

                                   Schedule I

================================================================================
COMPLIANCE WITH FINANCIAL COVENANTS AS OF              . ($ in 000's)
                                          -------------
================================================================================

A.  EBITDAX TO CONSOLIDATED INTEREST EXPENSE RATIO                     ========

              Minimum ratio allowed             3.75
                                              ========
B.  CONSOLIDATED TOTAL FUNDED DEBT TO TOTAL
    CAPITALIZATION                                                     ========

              Maximum ratio allowed              60%
                                              ========
================================================================================
COMPUTATION OF FINANCIAL REQUIREMENTS AND RATIOS AS OF
                                                       -------------
================================================================================

A.  EBITDAX TO CONSOLIDATED INTEREST EXPENSE RATIO
    (Section 5.3(a)) ($ in 000's)

     (i)   EBITDAX (as defined in Section 5.3(a))

           For the period ended              , the sum of the amounts
           for such  period of Consolidated net income,  Consolidated
           Interest Expense, depreciation expense, depletion expense, amortization expense, federal and state income taxes, exploration and abandonment expense and other non-cash charges and expenses,  all as determined on a Consolidated
           basis for Parent and its Consolidated Subsidiaries;        $
                                                                       --------
    (ii)   CONSOLIDATED INTEREST EXPENSE
           (as defined in Section 5.3(a))

           For the period ended             , total interest expense,
           whether paid or accrued, of Parent and its Consolidated Subsidiaries on a Consolidated basis, including, without limitation, all commissions, discounts and other fees
           and charges owed with respect to Letters of Credit.        $
                                                                       --------
           CONSOLIDATED INTEREST EXPENSE                              $
                                                                       ========
EBITDAX TO CONSOLIDATED INTEREST EXPENSE RATIO ((i)(ii))              $
                                                                       ========
               Minimum ratio allowed           3.75:1
                                              ========

                                  Exhibit J - 3

B.  CONSOLIDATED TOTAL FUNDED DEBT TO TOTAL
    CAPITALIZATION (Section 5.3(b)) ($ in 000's)

    (i)    CONSOLIDATED TOTAL FUNDED DEBT
           (as defined in Section 1.1)

           (a)    All  indebtedness of Borrower and its  Consolidated
                  Consolidated Subsidiaries for borrowed money        $
                                                                       --------
           (b) Plus indebtedness of Parent and its Consolidated Subsidiaries constituting an obligation to pay the deferred  purchase  price of property  or  services
                  (other  than  customary  payment terms taken in the
                  ordinary course of the business)                    $
                                                                       --------
           (c) Plus indebtedness of Parent and its Consolidated Subsidiaries evidenced by a bond, debenture, note
                  or similar instrument                               $
                                                                       --------
           (d)    Plus principal obligations under leases capitalized
                  in accordance with  GAAP  under which either Parent
                  or  any  of its  Consolidated  Subsidiaries is  the
                  lessee                                              $
                                                                       --------
           (e)    Plus  indebtedness  or   obligations  of  the  type
                  described in clauses (a), (b), (c) or (d) of the definition of Debt, which are secured by a Lien or
                  any   property  owned  by  Parent  or  any  of  its
                  Consolidated Subsidiaries, whether or not such indebtedness or obligations have been assumed by
                  Parent  or  any of  its  Consolidated  Subsidiaries
                  (limited however to the lesser of (1) the amount of
                  its liability or (2) the value of such property) (excluding Debt of the type referred to in clause
                  (e) of the definition of "Debt")                    $
                                                                       --------
                                  Exhibit J - 4

           (f)    Plus  the undischarged  balance  of any  production
                  payment  created   by  Parent   or   any   of   its
                  Consolidated  Subsidiaries  or for  the creation of
                  which  Parent  or  its  Consolidated   Subsidiaries
                  directly or indirectly received payment.            $
                                                                       --------
           CONSOLIDATED TOTAL FUNDED DEBT                             $
                                                                       --------
    (ii)   TOTAL CAPITALIZATION (as defined in Section 1.1)

           (a)    Consolidated  Total Funded  Debt of  the Parent and
                  its Consolidated Subsidiaries (See B(i) above)      $
                                                                       --------
           (b)    Plus  Consolidated   shareholders'  equity  of  the
                  Parent and its Consolidated Subsidiaries            $
                                                                       --------
           TOTAL CAPITALIZATION                                       $
                                                                       ========
CONSOLIDATED TOTAL FUNDED DEBT TO TOTAL
CAPITALIZATION((i)/(ii))                                                    %
                                                                       ========
           Maximum ratio                                                  60%
                                                                       ========


                                  Exhibit J - 5

                                   Exhibit K-1

                           Form of Election to Convert

                                           ,
                                   --------  ---

NationsBank of Texas, N.A.
901 Main Street, 14th Floor
Dallas, Texas  75202

Attn:  Ruth De la Garza

         Re:      Conversion of Restricted Subsidiary

Gentlemen:

         Reference is made to (i) that certain Credit Facility Agreement dated as of August 7, 1997 by and among Borrower, NationsBank of Texas, N.A., as Administrative Agent, CIBC Inc., as Documentation Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent, The Chase Manhattan Bank, as Syndication Agent, the Co-Agents party thereto, and the Lenders from time to time parties thereto (the "Primary Credit Agreement") and (ii) that certain Credit Facility Agreement dated as of August 7, 1997 by and among Borrower, NationsBank of Texas, N.A., as Administrative Agent, CIBC Inc., as Documentation Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent, The Chase Manhattan Bank, as Syndication Agent, the Co-Agents party thereto, and the Lenders from time to time parties thereto (the "364 Day Credit Agreement" and, together with the Primary Credit Agreement, the "Credit Agreements"). Terms not defined herein which are defined in the Credit Agreement shall have for the purposes hereof the meanings provided therein.

         The Borrower  hereby elects,  pursuant and subject to Section 5.2(i) of
the Credit  Agreements,  to  convert,  effective  as of          ,    , [name of
Restricted Subsidiary], a [jurisdiction] [corporation] [partnership], ("Subject Subsidiary"), from a Restricted Subsidiary to an Unrestricted Subsidiary. The Borrower hereby certifies that all requirements for the conversion of the Subject Subsidiary to an Unrestricted Subsidiary, as specified in the Credit Agreements, have been and will be met, both as of the date hereof and after giving effect to such conversion. After giving effect to such conversion, no Default will exist. The Borrower hereby agrees that the election to convert contained herein shall not be effective if the foregoing certifications are not true and correct in all respects as of the date hereof or are not true and correct in all respects as of the date of such conversion. This election to convert shall not affect any obligation of the Borrower under the Credit Agreements or under any Note under any Credit Agreement.


                                 Exhibit K-1 - 1

         This instrument shall be construed in accordance with and governed by the laws of the State of Texas.

                                      PIONEER NATURAL RESOURCES USA, INC.


                                      By:
                                      Name:
                                      Title:

         Receipt of the above Election to Convert is hereby acknowledged on
                ,
---------------   ----.

                                      NATIONSBANK OF TEXAS, N.A., as
                                      Administrative Agent


                                      By:
                                      Name:
                                      Title:


                                 Exhibit K-1 - 2

                                   Exhibit K-2

                                 Form of Release

         This Release is delivered to [name of  subsidiary]  in connection  with
(i) the Primary Facility pursuant to Section 5.2(i) of that certain Credit Facility Agreement dated as of August 7, 1997 by and among Borrower, NationsBank of Texas, N.A., as Administrative Agent, CIBC Inc., as Documentation Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent, The Chase Manhattan Bank, as Syndication Agent, the Co-Agents party thereto, and the Lenders from time to time parties thereto (the "Primary Credit Agreement"), and
(ii) the 364 Day Facility pursuant to Section 5.2(i) of that certain Credit Facility Agreement dated as of August 7, 1997 by and among Borrower, NationsBank of Texas, N.A., as Administrative Agent, CIBC Inc., as Documentation Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent, The Chase Manhattan Bank, as Syndication Agent, the Co-Agents party thereto, and the Lenders from time to time parties thereto (the "364 Day Credit Agreement" and, together with the Primary Credit Agreement, the "Credit Agreements"). Defined terms used in this Release shall be used with the same meanings set forth in the Credit Agreements.

         Pursuant  to the  election to convert in the form of Exhibit K-1 to the
Credit Agreements delivered to Administrative Agent on             , 19    , the
Borrower has notified  the  Lenders  that  it  has  converted
[Name of Subsidiary] from a Restricted Subsidiary to an Unrestricted Subsidiary. Subject to the accuracy of the information contained in such notice of conversion, the undersigned Managing Agents and Lenders hereby release
                   [Name of former  Restricted  Subsidiary] from its obligations
as Guarantor under its Guaranty dated as of        , 199  , as from time to time
amended, modified and supplemented, other than obligations if any, pursuant to Section thereof.

         This Release may be separately executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed shall be deemed to constitute one and the same release.

                                   [Add signature lines for Lenders and Managing Agents]

Agreed and Accepted
this      day of           , 199   :
     ----        ---------      ---

-------------------------------
[Name of Restricted Subsidiary]

By:
Name:
Title:


                                 Exhibit K-2 - 1

                                    Exhibit L

                          Form of Agreement to be Bound

                                         , 199
                                ---------     ---

PIONEER NATURAL RESOURCES USA, INC.
303 West Wall, Suite 101
Midland, Texas 79701
Attention:  Curt F. Kamradt

NationsBank of Texas, N.A.
901 Main Street, 14th Floor
Dallas, Texas  75202
Attention:  Ruth De la Garza

NationsBank of Texas, N.A.
303 West Wall Street
Midland, Texas 79701
Attn:  Frank K. Stowers

CIBC Inc.
2 Houston Center
909 Fannin Street, Suite 1200
Houston, Texas  77010

Attention:        Paul Jordan

         Re:      Assignment to                    of                        the
                                -------------------   -----------------------
Loans of             - 364 Day Facility
        -------------

Gentlemen:

         We refer to Section 8.8(a) of that certain Credit Facility Agreement dated as of August 7, 1997 by and among Borrower, NationsBank of Texas, N.A., as Administrative Agent, CIBC Inc., as Documentation Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent, The Chase Manhattan Bank, as Syndication Agent, the Co-Agents party thereto, and the Lenders from time to time parties thereto (the "Credit Agreement"). Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

                                  Exhibit L - 1

         This Credit Agreement to be Bound constitutes notice to each of you, pursuant to Section 8.8(a) of the Credit Agreement, of the assignment to
                      ("Assignee") of (i) an undivided          (the "Designated
Percentage"),  ($           ),  of the Loans and Commitments of [NAME OF LENDER]
("Assignor") in effect on the date hereof.

         After giving effect to the foregoing assignment, the Loan Commitment and Percentage Share of each of the Assignor and Assignee is as set forth beneath the signatures of each such Person below.

         Assignee hereby acknowledges and confirms that it has received a copy of the Credit Agreement and the exhibits related thereto, together with a copy of all documents which were required to be delivered under the Credit Agreement as a condition to the making of the Loans thereunder. Assignee further confirms and agrees that in becoming a Lender and in making its Loans under the Credit Agreement, such actions have and will be made without recourse to, or representation or warranty by, Assignor, except as expressly set forth in the Assignment and Assumption of even date herewith between Assignor and Assignee.

         Assignor and Assignee hereby agree that [Assignor/Assignee] will pay the processing fee referred to in Section 8.8(a) of the Credit Agreement to Administrative Agent upon the delivery thereof. It is understood and agreed that all fees accrued under the Credit Agreement to the date hereof are for Assignor's account and those accruing from and after the date hereof are for Assignee's account to the extent specified in the second paragraph hereof. Each of Assignor and Assignee hereby agree that if it receives any amount under the Credit Agreement which is for the account of the other, it shall receive and hold the same for the account of the other and shall promptly pay the same to the other.

         The assignment shall become effective upon (i) the receipt by the Borrower and Administrative Agent of this document, (ii) the receipt by Administrative Agent of the processing fee referred to in the preceding paragraph, and (iii) in accordance with Section 8.8(a) of the Credit Agreement, the consent of the Borrower and Administrative Agent.

         Upon the effective date of this Credit Agreement the Assignee:

         (a) shall have all rights and benefits of a "Lender" under the Credit Agreement as if it were an original signatory thereto to the extent specified in the second paragraph hereof; and

         (b) agrees to be bound by the terms and conditions of each of the Credit Agreement, and be obligated thereunder, and hereby makes each of the representations and warranties and acknowledgments contained in such documents as if it were an original signatory thereto.

                                  Exhibit L - 2

         Upon the effective date of this Agreement, the Assignor shall be released from its obligations under the Credit Agreement and the other Loan Documents to the extent specified in the second paragraph.

         Assignee hereby advises each of you of the following matters with respect to the assigned Loans:

         (A)   Addresses for Notice:

               Telephone:
                                --------------------
               Telecopy:
                                --------------------
               Institution Name:
                                --------------------
               Attention:
                                --------------------
         (B)   Payment Instructions:

               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------

         This Credit Agreement may be executed by Assignor and Assignee in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         The execution below by the Borrower and Administrative Agent shall evidence their consent to this Agreement in accordance with Section 8.8(a) of the Credit Agreement.


                                  Exhibit L - 3

         IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed by its official, officer or agent thereunto duly authorized,
effective as of              ,      .


------------------------------               ------------------------------
As Assignor                                  As Assignee

By:                                          By:
   ---------------------------                  ---------------------------
Name:                                        Name:
Title:                                       Title:

Percentage Share:            %               Percentage Share:            %
                 ------------                                 ------------
Loan Commitment:                             Loan Commitment:
                 ------------                                 ------------


APPROVED:

PIONEER NATURAL RESOURCES USA, INC.          NATIONSBANK OF TEXAS, N.A.


By:                                          By:
   --------------------------                   --------------------------
Name:                                        Name:
Title:                                       Title:

                                  Exhibit L - 4

                                    Exhibit M

                                    [Form of]

                                PLEDGE AGREEMENT

          THIS PLEDGE AGREEMENT (this "Pledge Agreement"), dated as of         ,
199  , made by               , a            corporation ("Pledgor"), in favor of
NATIONSBANK OF TEXAS, N.A., as collateral agent (together with any successor(s) thereto in such capacity, the "Collateral Agent") for each of Lender Parties (as defined below).

                              W I T N E S S E T H:

          WHEREAS, pursuant to that certain Credit Facility Agreement dated as of August 7, 1997 by and among Pioneer Natural Resources USA, Inc., a Delaware corporation ("Borrower"), NationsBank of Texas, N.A., as Administrative Agent, CIBC Inc., as Documentation Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent, The Chase Manhattan Bank, as Syndication Agent, the Co-Agents party thereto, and the Lenders from time to time parties thereto (together with all amendments, supplements, restatements and other modifications, if any, thereafter made thereto, the "Primary Credit Agreement"), the Lenders have extended Commitments (as defined in the Primary Credit Agreement) to make Loans to Borrower and to issue or participate in Letters of Credit on behalf of Borrower; and

          WHEREAS, pursuant to that certain Credit Facility Agreement dated as of August 7, 1997 by and among Borrower, NationsBank of Texas, N.A., as Administrative Agent, CIBC Inc., as Documentation Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent, The Chase Manhattan Bank, as Syndication Agent, the Co-Agents party thereto, and the Lenders from time to time parties thereto (together with all amendments, supplements, restatements and other modifications, if any, thereafter made thereto, the "364 Day Credit Agreement", and together with the Primary Credit Agreement, the "Credit Agreements"), the Lenders have extended Commitments (as defined in the 364 Day Credit Agreement) to make Loans to Borrower; and

          WHEREAS, pursuant to the Credit Agreements, Pledgor is required to execute and deliver this Pledge Agreement; and

          WHEREAS, Pledgor has duly authorized the execution, delivery and performance of this Pledge Agreement; and


                                  Exhibit M - 1

          WHEREAS, it is in the best interests of Pledgor to execute this Pledge Agreement inasmuch as Pledgor will derive substantial direct and indirect benefits from the Loans made from time to time to Borrower and Letters of Credit issued on behalf of Borrower pursuant to the Credit Agreements;

          NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders to make Loans (including the initial Loans) to Borrower pursuant to the Credit Agreements and for the Issuing Bank to issue Letters of Credit on behalf of Borrower and for the Lenders to acquire participations in such Letters of Credit pursuant to the Primary Credit Agreement, Pledgor agrees, for the benefit of each Lender Party, as follows:

                                    ARTICLE I
                                   DEFINITIONS

         SECTION 1.1 Certain Terms. The following terms (whether or not underscored) when used in this Pledge Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         "Administrative Agent" is defined in the first recital.

         "Borrower" is defined in the first recital.

         "Collateral" is defined in Section 2.1.

         "Collateral Agent" is defined in the preamble.

         "Commitments" means "Commitments" as defined in the Primary Credit Agreement and "Commitments" as defined in the 364 Day Credit Agreement.

         "Credit Agreements" is defined in the second recital.

         "Debtor" is defined in Section 2.1(a)(i).

         "Distributions" means all stock dividends, liquidating dividends, shares of stock resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Shares or other shares of capital stock or security entitlements constituting Collateral, but shall not include Dividends.


                                  Exhibit M - 2

         "Dividends" means cash dividends and cash distributions with respect to any Pledged Shares made in the ordinary course of business and not a liquidating dividend.

         "Lender Party" means, as the context may require, any Lender, any Issuing Bank or any Agent and each of its respective successors, transferees and assigns under the Credit Agreements.

         "Lenders" means "Lenders" as defined in the Primary Credit Agreement and "Lenders" as defined in the 364 Day Credit Agreement.

         "Loan Documents" means "Loan Documents" as defined in the Primary Credit Agreement and "Loan Documents" as defined in the 364 Day Credit Agreement.

         "1994 Amendments" means the 1994 Amendments to Articles 8 and 9 of the Uniform Commercial Code promulgated by the American Law Institute and the National Conference of Commissions for Uniform State Laws.

         "Notes" means "Notes" as defined in the Primary Credit Agreement and "Notes" as defined in the 364 Day Credit Agreement.

         "Obligations" means "Obligations" as defined in the Primary Credit Agreement and "Obligations" as defined in the 364 Day Credit Agreement.

         "Pledge Agreement" is defined in the preamble.

         "Pledged Share Issuer" means each Person identified in Attachment 1 hereto as the issuer of the Pledged Shares identified opposite the name of such Person.

         "Pledged Shares" means all shares of capital stock of any Pledged Share Issuer which are delivered by Pledgor to Collateral Agent hereunder and all other pledged shares of capital stock from time to time hereafter delivered by Pledgor to Collateral Agent for the purpose of pledge under this Pledge Agreement or any other Loan Document, and all proceeds of any of the foregoing.

         "Pledgor" is defined in the preamble.

         "Primary Credit Agreement" is defined in the first recital.

         "Secured Obligations" is defined in Section 2.2.

         "Securities Act" is defined in Section 6.2.

                                  Exhibit M - 3

         "364 Day Credit Agreement" is defined in the second recital.

         "U.C.C." means the Uniform Commercial Code as in effect in the State of Texas.

         SECTION 1.2 Primary Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Pledge Agreement, including its preamble and recitals, have the meanings provided in the Primary Credit Agreement.

         SECTION 1.3 U.C.C. Definitions. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Pledge Agreement, including its preamble and recitals, with such meanings.

                                   ARTICLE II
                                     PLEDGE

         SECTION 2.1 Grant of Security Interest. Pledgor hereby pledges, hypothecates, assigns, charges, mortgages, delivers, and transfers to Collateral Agent, for its benefit and the ratable benefit of each of Lender Parties, and hereby grants to Collateral Agent, for its benefit and the ratable benefit of Lender Parties, a continuing security interest in, all of the following property (the "Collateral"):

(a) 65% of the issued and outstanding shares of capital stock of each Pledged Share Issuer identified in Item B of Attachment 1 hereto;

(b)  65% of all other Pledged Shares issued from time to time;

(c) all Dividends, Distributions, interest, and other payments and rights with respect to any Pledged Shares; and

(d)  all proceeds of any of the foregoing.

         SECTION 2.2   Security for Obligations. This Pledge Agreement secures:

(a) the payment in full of all Obligations of Borrower now or hereafter existing under the Credit Agreements, the Notes, the LC Applications and each other Loan Document to which Borrower is or may become a party, whether for principal, interest, costs, fees, expenses, or otherwise, and all obligations of Pledgor and each other Obligor now or hereafter existing under this Pledge Agreement and each other Loan Document to which it is or may become a party;

                                 Exhibit M - 4

(b) the payment and performance of any and all present or future obligations of Borrower according to the terms of any present or future rate swap, rate cap, rate floor, rate collar, currency exchange transaction, forward rate agreement, or other exchange or rate protection agreements or any option with respect to any such transaction now existing or hereafter entered into between Borrower or any of its Subsidiaries and one or more of the Lenders or their Affiliates ("interest rate swap agreement");

(c) the payment and performance of any and all present or future obligations of Borrower according to the terms of any present or future crude oil, natural gas or other hydrocarbons swap agreements, crude oil, natural gas or other hydrocarbons cap, crude oil, natural gas or other hydrocarbons floor, crude oil, natural gas or other hydrocarbons collar, crude oil, natural gas or other hydrocarbons exchange transaction, forward crude oil, natural gas or other hydrocarbons agreement, or other exchange or crude oil, natural gas or other hydrocarbons protection agreements or any option with respect to any such transaction now existing or hereafter entered into between Borrower or any of its Subsidiaries and one or more of the Lenders or their Affiliates; and

(d)  all  renewals,  rearrangements,   increases,  extensions  for  any  period,
     substitutions, modification, amendments or supplements in whole or in part of any of the above loan documents or obligations

     (all  such   obligations   of  Borrower  and  Pledgor  being  the  "Secured
     Obligations").

         SECTION 2.3   Delivery of Pledged Shares.

(a) All certificates or instruments representing or evidencing any Collateral, including all Pledged Shares shall be delivered to and held by or on behalf of Collateral Agent pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary indorsements or instruments of transfer or assignment, duly executed in blank.

                                  Exhibit M - 5

(b) (i) To the extent any of the Collateral constitutes "uncertificated securities" (as defined in Section 8-102(a)(18) of the U.C.C. or
          Section 8-102 of the Uniform Commercial Code as in effect in any jurisdiction that has not adopted the 1994 Amendments) and the issuer of which is organized in a jurisdiction, or has selected a jurisdiction (in circumstances permitted by Section 8-110(d) of the U.C.C.), that has not enacted the 1994 Amendments, Pledgor shall cause the issuer thereof to acknowledge to Collateral Agent the registration on the books of such issuer of the pledge and security interest hereby created in the manner required by Section 8-408(d) of the Uniform Commercial Code of its jurisdiction of organization.

     (ii) To the extent any of the Collateral constitutes "uncertificated securities" (as defined in Section 8-102(a)(18) of the U.C.C.) and the issuer of which is organized in a jurisdiction, or has selected a jurisdiction (in circumstances permitted by Section 8- 110(d) of the U.C.C.), that has enacted the 1994 Amendments, Pledgor shall cause the issuer thereof to acknowledge to Collateral Agent the registration on the books of such issuer of the pledge and security interest hereby created in the manner required by Section 8-301(1)(b) of the U.C.C.

(c) (i) To the extent any of the Collateral constitutes a "security entitlement" or a "securities account" (as such terms are defined in Sections 8-102(a)(17) and 8-501, respectively, of the U.C.C.) and the jurisdiction of the securities intermediary (as described in Section 8-110(e) of the U.C.C.) against which such securities entitlement is established or at which such securities account is maintained is not a jurisdiction that has adopted the 1994 Amendments, Pledgor shall cause such Collateral to be transferred to Collateral Agent pursuant to
          Section 8-313(1) of the Uniform Commercial Code as in effect in such jurisdiction in a manner satisfactory to Collateral Agent.

     (ii) To the extent any of the Collateral constitutes a "security entitlement" or a "securities account" (as such terms are defined in Sections 8-102(a)(17) and 8-501, respectively, of the U.C.C.) and the jurisdiction of the securities intermediary (as described in Section 8-110(e) of the U.C.C.) against which such securities entitlement is established or at which such securities account is maintained is a jurisdiction that has adopted the 1994 Amendments, Pledgor shall cause to be delivered to Collateral Agent an agreement, in form and substance satisfactory to Collateral Agent, executed by such securities  intermediary  whereby such securities  intermediary agrees
          (i) that it will comply with entitlement orders originated by Collateral Agent without further consent by Pledgor with respect to

                                  Exhibit M - 6
          all such Collateral (it being understood that such agreement may provide that at all times when such securities intermediary has not been notified that a Default is in existence, the securities intermediary may comply with entitlement orders of Pledgor), (ii) to subordinate any security interest it may have in and to all such Collateral to the security interest of Collateral Agent therein and
          (iii) that it will not agree with any Person other than Collateral Agent in any manner that would grant such Person "control" over any such Collateral.

         SECTION 2.4 Dividends on Pledged Shares. In the event that any Dividend is to be paid on any Pledged Share or securities entitlement at a time when (x) no Default has occurred and is continuing, and no (y) Event of Default has occurred and is continuing, such Dividend or payment may be paid directly to Pledgor. If any such Default or Event of Default has occurred and is continuing, then any such Dividend or payment shall be paid directly to Collateral Agent.

         SECTION 2.5   Continuing  Security  Interest;  Transfer of Note.   This
Pledge Agreement shall create a continuing security interest in the Collateral and shall

(a) remain in full force and effect until payment in full of all Secured Obligations and the termination of all Commitments,

(b)  be binding upon Pledgor and its successors, transferees and assigns, and

(c) inure, together with the rights and remedies of Collateral Agent hereunder, to the benefit of Collateral Agent and each other Lender Party.

Without limiting the foregoing clause (c), any Lender may assign or otherwise transfer (in whole or in part) any Note or Loan held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Pledge Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 8.8 of the Credit Agreements and Article VII of the Credit
Agreements. Upon the payment in full of all Secured Obligations and the termination of all Commitments, the security interest granted herein shall terminate and all rights to the Collateral shall revert to Pledgor. Upon any such termination, Collateral Agent will, at Pledgor's sole expense, deliver to Pledgor, without any representations, warranties or recourse of any kind whatsoever, all certificates and instruments representing or evidencing all Pledged Shares, together with all other Collateral held by Collateral Agent hereunder, and execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination.


                                  Exhibit M - 7

         SECTION 2.6 Security Interest Absolute. All rights of Collateral Agent and the security interests granted to Collateral Agent hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional, irrespective of (a) any lack of validity or enforceability of the Credit Agreements, any Note or any other Loan Document, (b) the failure of any Lender Party or any holder of any Note, (i) to assert any claim or demand or to enforce any right or remedy against Borrower, any other Obligor or any other Person under the provisions of the Credit Agreements, any Note, any other Loan Document or otherwise, or (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any Obligations of Borrower or any other Obligor, (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations or any other extension, compromise or renewal of any Obligation of Borrower or any other Obligor, (d) any reduction, limitation, impairment or termination of any Obligations of Borrower or any other Obligor for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and Pledgor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations of Borrower, any other Obligor or otherwise, (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreements, any Note or any other Loan Document, (f) any addition, exchange, release, surrender or non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Obligations, or (g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, Borrower, any other Obligor, any surety or any guarantor.

         SECTION 2.7 Waiver of Subrogation. Pledgor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against Borrower or any other Obligor that arise from the existence, payment, performance or enforcement of Pledgor's obligations under this Pledge Agreement or any other Loan Document, including any right of subrogation, reimbursement, exoneration, or indemnification, any right to participate in any claim or remedy of Lender Parties against Borrower or any other Obligor or any collateral which Collateral Agent now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive from Borrower or any other Obligor, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to Pledgor in violation of the preceding sentence and the Obligations shall not have been paid in cash in full and the Commitments have not been terminated, such amount shall be deemed to have been paid to Pledgor for the benefit of, and held in trust for, Lender Parties, and shall forthwith be paid to Lender Parties to be credited and applied upon the Obligations, whether matured or unmatured. Pledgor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreements and that the waiver set forth in this Section is knowingly made in contemplation of such benefits.

                                  Exhibit M - 8

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         SECTION 3.1 Warranties, etc. Pledgor represents and warrants unto each Lender Party, as at the date of each pledge and delivery hereunder (including each pledge and delivery of Pledged Shares) by Pledgor to Collateral Agent of any Collateral, as set forth in this Article.

         SECTION 3.1.1 Representations in Credit Agreement. Pledgor hereby incorporates by reference, mutatis mutandi, each of the representations and warranties made in Sections 4.1(a), (b), (c), (d) and (e) of the Credit Agreement.

         SECTION 3.1.2 Ownership, No Liens, etc. Pledgor is the legal and beneficial owner of, and has good title to (and has full right and authority to pledge and assign) such Collateral, free and clear of all liens, security interests, options, or other charges or encumbrances, except any lien or security interest granted pursuant hereto in favor of Collateral Agent.

         SECTION 3.1.3 Valid Security Interest. The delivery of such Collateral to Collateral Agent is effective to create a valid, perfected, first priority security interest in such Collateral and all proceeds thereof, securing the Secured Obligations. No filing or other action will be necessary to perfect or protect such security interest.

         SECTION 3.1.4 As to Pledged Shares. In the case of any Pledged Shares constituting such Collateral, all of such Pledged Shares are duly authorized and validly issued, fully paid, and non-assessable, and constitute 65% of the issued and outstanding shares of capital stock of each Pledged Share Issuer owned by Pledgor set forth across from the name of such Pledged Share Issuer on Attachment 1 hereto. Pledgor has no Restricted Subsidiary other than the Pledged Share Issuers.

         SECTION 3.1.5 Authorization,  Approval,  etc. Except as contemplated by
Section 2.3(b) and (c), no authorization, approval, or other action by, and no notice to or filing with, any governmental authority, regulatory body or any other Person is required either (a) for the pledge by Pledgor of any Collateral pursuant to this Pledge Agreement or for the execution, delivery, and performance of this Pledge Agreement by Pledgor, or (b) for the exercise by Collateral Agent of the rights provided for in this Pledge Agreement, or, except with respect to any Pledged Shares, as may be required in connection with a disposition of such Pledged Shares by laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to this Pledge Agreement.

                                  Exhibit M - 9

                                   ARTICLE IV
                                    COVENANTS

         SECTION 4.1 Protect Collateral; Further Assurances, etc. Pledgor will not sell, assign, transfer, pledge, or encumber in any other manner the Collateral (except in favor of Collateral Agent hereunder). Pledgor will warrant and defend the right and title herein granted unto Collateral Agent in and to the Collateral (and all right, title and interest represented by the Collateral) against the claims and demands of all Persons whomsoever. Pledgor agrees that at any time, and from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments, and take all further action, that may be necessary or desirable, or that Collateral Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Pledgor shall provide Collateral Agent with copies of all written information received from any securities intermediary of Pledgor with respect to any Collateral.

         SECTION 4.2 Stock Powers, etc. Pledgor agrees that all Pledged Shares (and all other shares of capital stock constituting Collateral) delivered by Pledgor pursuant to this Pledge Agreement will be accompanied by duly indorsed undated blank stock powers, in substantially the form of Attachment 2 hereto, or other equivalent instruments of transfer acceptable to Collateral Agent. Pledgor will, from time to time upon the request of Collateral Agent, promptly deliver to Collateral Agent such stock powers, in substantially the form of Attachment 2, instruments and similar documents, satisfactory in form and substance to Collateral Agent, with respect to the Collateral as Collateral Agent may reasonably request and will, from time to time upon the request of Collateral Agent after the occurrence of any Event of Default, promptly transfer any Pledged Shares or other shares of common stock constituting Collateral into the name of any nominee designated by Collateral Agent.

         SECTION 4.3 Continuous Pledge. Subject to Section 2.4, the Pledgor will, at all times, keep pledged to Collateral Agent pursuant hereto all Pledged Shares, all other shares of capital stock constituting Collateral, and all securities, security entitlements and securities accounts constituting Collateral and all other Collateral and other securities, instruments, security entitlements, financial assets, investment property, proceeds, and rights from time to time received by or distributable to Pledgor in respect of any Collateral.

         SECTION 4.4 Dividends, etc. Pledgor agrees after any acceleration under the Credit Agreements or Default occurring on the Maturity Date, promptly upon receipt thereof by Pledgor and without any request therefor by Collateral Agent, to deliver (properly endorsed where required hereby or requested by
Collateral Agent) to Collateral Agent all Dividends, Distributions, all interest, all principal, all other cash payments, and all proceeds of the Collateral, all of which shall be held by Collateral Agent as additional

                                  Exhibit M - 10

Collateral for use in accordance with Section 6.3. All Dividends, Distributions, interest, principal, cash payments, and proceeds which may at any time and from time to time be held by Pledgor but which Pledgor is then obligated to deliver to Collateral Agent, shall, until delivery to Collateral Agent, be held by Pledgor separate and apart from its other property in trust for Collateral Agent.

         SECTION 4.5 Additional Undertakings. Pledgor will not, without the prior written consent of Collateral Agent, take or omit to take any action the taking or the omission of which would result in any impairment or alteration of the security interest in the Pledged Shares.

                                    ARTICLE V
                                COLLATERAL AGENT

         SECTION 5.1 Agent Appointed Attorney-in-Fact. Pledgor hereby irrevocably appoints Collateral Agent Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in Collateral Agent's discretion, to take any action and to execute any writing or paper which Collateral Agent may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including without limitation: (a) after the occurrence and continuance of an Event of Default, to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above; and (c) to file any claims or take any action or institute any proceedings which Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Collateral Agent with respect to any of the Collateral. Pledgor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

         SECTION 5.2 Agent May Perform. If Pledgor fails to perform any agreement contained herein, Collateral Agent may itself perform, or cause performance of, such agreement, and the expenses of Collateral Agent incurred in connection therewith shall be payable by Pledgor pursuant to Section 6.4.

         SECTION 5.3 Agent Has No Duty. The powers conferred on Collateral Agent hereunder are solely to protect its interest (on behalf of Lender Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Collateral Agent shall have no duty as to any Collateral or responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Shares, whether or not Collateral Agent has or is deemed to have knowledge of such matters or (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

                                 Exhibit M - 11

         SECTION 5.4 Reasonable Care. Collateral Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as Pledgor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of Collateral Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

                                   ARTICLE VI
                                    REMEDIES

         SECTION 6.1 Certain Remedies. On or after any acceleration under the Credit Agreements or Default occurring on the Maturity Date:

(a) Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Collateral Agent may deem commercially reasonable. Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b) Collateral Agent may (i) transfer all or any part of the Collateral into the name of Collateral Agent or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder, (ii) notify the parties obligated on any of the Collateral to make payment to Collateral Agent of any amount due or to become due thereunder, (iii) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto, (iv) endorse any checks, drafts, or other writings in Pledgor's name to allow collection of the Collateral, (v) take control of any proceeds of the Collateral, and (vi) execute (in the name, place and stead of Pledgor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

                                 Exhibit M - 12

         SECTION 6.2 Compliance with Restrictions. Pledgor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, Collateral Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall Collateral Agent be liable nor accountable to Pledgor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

         SECTION 6.3 Application of Proceeds. All cash proceeds received by Collateral Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral may, in the discretion of Collateral Agent, be held by Collateral Agent as additional collateral security for, or then or at any time thereafter be applied (after payment of any amounts payable to Collateral Agent pursuant to Sections 6.4 of the Credit Agreements) in whole or in part by Collateral Agent against, all or any part of the Secured Obligations in such order as Collateral Agent shall elect.

         Any surplus of such cash or cash proceeds held by Collateral Agent and remaining after payment in full of all the Secured Obligations, and the termination of all Commitments, shall be paid over to Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

         SECTION 6.4 Indemnity and Expenses. Pledgor hereby indemnifies and holds harmless Collateral Agent in accordance with Sections 6.4 of the Credit Agreements.

                                   ARTICLE VII
                            MISCELLANEOUS PROVISIONS

         SECTION 7.1 Loan Document. This Pledge Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.


                                 Exhibit M - 13

         SECTION 7.2 Amendments. No amendment to or waiver of any provision of this Pledge Agreement, nor consent to any departure by Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 7.3 Protection of Collateral. Collateral Agent may from time to time, at its option, perform any act which Pledgor agrees hereunder to perform and which Pledgor shall fail to perform after being requested in writing so to perform after the occurrence and continuance of an Event of Default and Collateral Agent may from time to time take any other action which Collateral Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

         SECTION 7.4   Obligations  Not  Affected.   The obligations  of Pledgor
under this Pledge Agreement shall remain in full force and effect without regard to, and shall not be impaired or affected by:

(a) any amendment or modification or addition or supplement to the Credit Agreements, any Note, any other Loan Documents, any instrument delivered in connection therewith, or any assignment or transfer thereof;

(b) any exercise, non-exercise, or waiver by Collateral Agent or any Lender of any right, remedy, power, or privilege under or in respect of, or any release of any guaranty or collateral provided pursuant to, this Pledge Agreement, the Credit Agreements, Pledgor's Guaranty or any other Loan Document;

(c) any waiver, consent, extension, indulgence, or other action or inaction in respect of this Pledge Agreement, the Credit Agreements, Pledgor's Guaranty or any other Loan Document or any assignment or transfer of any thereof; or

(d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation, or the like, of Pledgor or any other Person, whether or not Pledgor shall have notice or knowledge of any of the foregoing.

         SECTION 7.5 Notices. All notices, requests, consents, demands and other communications required or permitted hereunder shall be in writing, unless otherwise specifically provided herein and shall be deemed sufficiently given or furnished if delivered by personal delivery, by telecopy (with telephonic confirmation of transmission, by delivery

                                 Exhibit M - 14
service with proof of delivery, or by registered or certified United States mail, postage prepaid, to Pledgor at the address of Pledgor specified on the signature pages hereto and to each Agent and each Lender at their addresses specified on the signature pages to the Credit Agreements (unless changed by similar notice in writing given by the particular Person whose address is to be changed). Any such notice or communication shall be deemed to have been given:
(a) in the case of personal delivery service, as of the date of first attempted delivery at the address provided herein; (b) in the case of telecopy, upon receipt; or (c) in the case of registered or certified United States mail, three days after deposit in the mail, postage prepaid.

         SECTION 7.6 No Waiver; Remedies. No failure on the part of any Lender Party or any holder of a Note, an LC Application, or an interest in an LC Obligation to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 7.7 Section Captions. Section captions used in this Pledge Agreement are for convenience of reference only, and shall not affect the construction of this Pledge Agreement.

         SECTION 7.8 Severability. Wherever possible each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

         SECTION 7.9 Governing Law, Entire Agreement. THIS PLEDGE AGREEMENT SHALL BE DEEMED A CONTRACT AND INSTRUMENT MADE UNDER THE LAWS OF THE STATE OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THIS PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

         SECTION 7.10 Waiver of Jury Trial. EACH OF PLEDGOR, AGENTS AND LENDERS HEREBY (a) IRREVOCABLY WAIVES, THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR

                                 Exhibit M - 15

INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS PLEDGE AGREEMENT OR ANY TRANSACTION CONTEMPLATED THEREBY OR ASSOCIATED THEREWITH, BEFORE OR AFTER MATURITY; (b) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES; (c) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS; AND (d) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO AND ACCEPT THIS PLEDGE AGREEMENT, THE OTHER LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION.

         SECTION 7.11 Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS PLEDGE AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF LENDER PARTIES OR PLEDGOR SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF TEXAS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY PROPERTY MAY BE BROUGHT, AT COLLATERAL AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH PROPERTY MAY BE FOUND. PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF TEXAS AND THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. PLEDGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF TEXAS. FOR PURPOSES OF ANY ACTION OR PROCEEDING INSTITUTED IN THE FEDERAL OR STATE COURTS OF TEXAS, THE UNDERSIGNED HEREBY IRREVOCABLY DESIGNATES BORROWER WITH OFFICES ON THE DATE HEREOF AT 303 WEST WALL STREET, SUITE 101, MIDLAND, TEXAS 79701 TO RECEIVE FOR AND ON BEHALF OF THE UNDERSIGNED SERVICE OF PROCESS IN TEXAS. PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED

                                 Exhibit M - 16

BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT PLEDGOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, PLEDGOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS PLEDGE AGREEMENT.

         THIS WRITTEN PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE
PARTIES.

                      [SIGNATURES BEGIN ON FOLLOWING PAGE]





                                 Exhibit M - 17

         IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                                       [Pledgor]
                                         --------------------------------------

                                         By:
                                         Name:
                                         Title:

                                         Address:   303 West Wall
                                                    Suite 101
                                                    P. O. Box 3178
                                                    Midland, Texas  79701

                                         Attention:        Curt Kamradt
                                         Telephone:        (915) 571-3171
                                         Telecopy:         (915) 571-5696


                                         with a copy to:

                                         Garrett Smith
                                         1400 Williams Square West
                                         5205 North O'Connor Blvd.
                                         Irving, Texas 75039

                                         Telephone:        (972) 402-7013
                                         Telecopy:         (972) 402-7028




                                 Exhibit M - 18

                                         NATIONSBANK OF TEXAS, N.A.


                                         By
                                         Name:      Frank K. Stowers
                                         Title:     Vice President

                                         Address:          303 W. Wall
                                                           P. O. Box 1599
                                                           Midland, Texas
                                                           79701

                                         Attention:        Frank K. Stowers


                                 Exhibit M - 19

                                 ACKNOWLEDGMENT

         The undersigned hereby agrees and consents to the terms and provisions of the foregoing Pledge Agreement, including, without limitation, Section 2.3 and Article IV of the Pledge Agreement. The undersigned hereby acknowledges the registration on its books of the pledge and security interest created by the Pledge Agreement in the manner required by Section 8-301(1)(b) of the U.C.C. and that undersigned will not permit any sale, transfer, pledge or other encumbrance of the Pledged Interests without the prior written consent of the Agent.




                                       By:
                                      Name:
                                     Title:


                                 Exhibit M - 20

                                                                 ATTACHMENT 1
                                                                      to
                                                               Pledge Agreement


Pledged Shares
--------------

Pledged Share Issuer
--------------------

                                           Outstanding                  Shares
                                              Shares                  Delivered
                                           -----------                ---------

--------------------------------           -----------                ---------







                                 Exhibit M - 21

                                                                ATTACHMENT 2
                                                                     to
                                                               Pledge Agreement


                                   STOCK POWER

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers

unto                                                (                   ) shares
     ----------------------------------------------- -------------------
of common stock in                              , a                 corporation,
                   -----------------------------    ---------------
represented by the attached Certificate No.               herewith and do hereby
                                           ---------------
irrevocably constitute and appoint                                      attorney
                                  --------------------------------------
to transfer the said stock on the books of                       with full power
                                          -----------------------
of substitution in the premises.


         DATED
               -----------------
                                                           [PLEDGOR]
                                                 ------------------------------

                                                 By:
                                                 Name:
                                                 Title:

IN PRESENCE OF

--------------------------------





                                 Exhibit M - 22

                                    Exhibit N

                        Request for Competitive Bid Offer

                                                                      ,
                                                             ---------  ---

To: The Lenders party to the Credit Agreement, NationsBank of Texas, N.A., as agent (the "Administrative Agent")

From:                              (the "Borrower")
         --------------------------

Re: 364 Day Facility - Credit Facility Agreement dated as of August 7, 1997 by and among Borrower, NationsBank of Texas, N.A., as Administrative Agent, CIBC Inc., as Documentation Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent, The Chase Manhattan Bank, as Syndication Agent, the Co-Agents party thereto, and the Lenders from time to time parties thereto (the "Credit Agreement")

         Pursuant to Section 2.22 of the Credit Agreement, we hereby request Competitive Bid Offers for the following proposed Competitive Bid Advance(s):

Borrowing Date:                  ,
                  ---------------  ----

Principal Amount (1)                           Requested Maturity Date (2)
--------------------                           ---------------------------

$



         Upon acceptance by the undersigned of any or all of the Competitive Bid Offers tendered by Lenders in response to this request, the undersigned shall be deemed to affirm as of the borrowing date thereof the representations and warranties made by the Obligors in the Credit Agreement and the other Loan Documents to the extent specified in Section 3.2 thereof (except to the extent such representations and warranties relate solely to an earlier date).

--------
(1)  Amount must be at least $10,000,000 and an integral multiple of $1,000,000.
(2)  At least 15 and up to 360 days.

                                 Exhibit N - 1

         Capitalized terms used herein have the meanings assigned to them in the Credit Agreement.

                                            PIONEER NATURAL
                                            RESOURCES USA, INC.


                                            By:
                                            Name:
                                            Title:

                                  Exhibit N - 2

                                    Exhibit O

                              Competitive Bid Offer

                                                                        ,
                                                               ---------  ----
To:
    --------------------------
         Attn:
              ----------------

Re: 364 Day Facility - Competitive Bid Offer to Pioneer Natural Resources USA, Inc. (the "Borrower")

         In response  to the  Borrower's Request for Competitive Bid Offer dated
          , 199 , we hereby make the following Competitive Bid Offer pursuant to Section 2.22 of the Credit Agreement hereinafter referred to and on the following terms:

1.       Quoting Lender:
                         -------------------------
2.       Person to contact at Lender:
                                      ---------------------
3.       Borrowing Date:             ,      (1)
                        -------------  -----
4. We hreeby offer to make Competitive Bid Advance(s) in the following principal amounts, for the following periods and at the following rates:

Principal                      Maturity                       Competitive
Amount (2)                     Date (3)                       Bid Rate(4)
----------                     --------                       -----------
$







-------------------
(1)   As specified in the related Request for Competitive Bid Offer.
(2) Principal amount bid for each maturity date may not exceed the principal amount requested. Bids must be made for at least $10,000,000 or an integral multiple of $1,000,000 in excess thereof.
(3) At least 15 and up to 360 days, as specified in the related Request for Competitive Bid Offer.
(4) Specify rate of interest per annum (rounded to the nearest 1/10,000 of 1%).

                                  Exhibit O - 1

         We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in that certain Credit Facility Agreement dated as of August 7, 1997 by and among Borrower, NationsBank of Texas, N.A., as Administrative Agent, CIBC Inc., as Documentation Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent, The Chase Manhattan Bank, as Syndication Agent, the Co-Agents party thereto, and the Lenders from time to time parties thereto (the "Credit Agreement"), irrevocably obligates us to make the Competitive Bid Advance(s) for which any offer(s) are accepted, in whole or in part. Capitalized terms used herein and not otherwise defined herein shall have their meanings as defined in the Credit Agreement.

                                        Very truly yours,

                                        [NAME OF BANK]



Dated:            ,
      ------------  ----                By:
                                           -----------------------------
                                                 Authorized Officer




                                  Exhibit O - 2

                                    Exhibit P

                                 Bid Acceptance

                                                                    ,
                                                          ----------  ----

To:    [Name of Lender]

Re: 364 Day Facility - Request for Competitive Bid Offer from Pioneer Natural Resources USA, Inc. (the "Borrower")

        Pursuant to that certain Credit Facility Agreement dated as of August 7, 1997 by and among Borrower, NationsBank of Texas, N.A., as Administrative Agent, CIBC Inc., as Documentation Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent, The Chase Manhattan Bank, as Syndication Agent, the Co-Agents party thereto, and the Lenders from time to time parties thereto (the "Credit Agreement"), we accept your Competitive Bid Offer for the following proposed Competitive Bid Advance(s) and reject any Competitive Bid Offer to the Competitive Bid Borrower not described below:

Borrowing Date:                ,
                ---------------  ----

Principal Amount           Maturity Date                 Competitive Bid Rate
----------------           -------------                 --------------------
$



         Capitalized terms used herein have the meanings assigned to them in the Credit Agreement.

                                            PIONEER NATURAL
                                            RESOURCES USA, INC.

                                            By:
                                                -------------------------
                                                    Authorized Officer



                                  Exhibit P - 1

                                   Exhibit Q

                                   [Form of]

                            Certificate of Extension

                                        ,
                                 ---------- ---

NationsBank of Texas, N.A.
901 Main Street, 14th Floor
Dallas, Texas  75202

Attn:  Ruth De la Garza

       Re:  Extension of Maturity Date - 364 Day Facility

Gentlemen:

         Reference is made to that certain Credit Facility Agreement dated as of August 7, 1997 by and among Borrower, NationsBank of Texas, N.A., as Administrative Agent, CIBC Inc., as Documentation Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent, The Chase Manhattan Bank, as Syndication Agent, the Co-Agents party thereto, and the Lenders from time to time parties thereto (the "Credit Agreement"). Terms which are defined in the Credit Agreement and which are used but not defined herein are used herein with the meanings ascribed to them in the Credit Agreement.

         Pursuant to the terms of Section 2.12 of the Credit Agreement, Borrower hereby requests that an extension of the Maturity Date under the Credit Agreement for a period of 364 days from the current Maturity Date.

         To induce Lenders to make such an extension of the current Maturity Date, Borrower hereby presents, warrants, acknowledges, and agrees to and with each Agent and each Lender that:

(a) The Designated Officer of Borrower signing this intrument is a duly selected qualified and acting officer of Borrower, holding the office indicated below such officer's signature hereto and having all necessary authority to act for Borrower in making and delivering this Certificate of Extension.

(b) The representations and warranties of Borrower and each other Obligor set forth in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof, with the same effect as though such representations and warranties had been made on and as of the date hereof.

(c) There does not exist on the date hereof any condition or event which constitutes a Default which has not been waived in writing as provided in
     Section 6.1 of the Credit Agreement.



                                 Exhibit Q - 1

(d) Except to the extent waived in writing as provided in Section 6.1 of the Credit Agreement, Borrower has performed and complied with all agreements and conditions in the Credit Agreement required to be performed or complied with by Borrower on or prior to the date hereof.

(g) The Loan Documents have not been modified, amended or supplemented by any unwritten representations or promises, by any course of dealing or by any other means not provided for in Section 8.1 of the Credit Agreement. The Credit Agreement and the other Loan Documents are hereby ratified, approved, and confirmed in all respects.

         Borrower agrees that if, prior to the time of the extension of the current Maturity Date requested hereby, any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify Administrative Agent. Except to the extent, if any, that, prior to the time of the extension of the current Maturity Date requested hereby, Administrative Agent shall have received written notice from Borrower to the contrary, each matter certified herein shall be deemed once again to be certified as true and correct as of the date of such extension as if then made.

         The Designated Officer of Borrower signing this instrument hereby certifies that, to the best of his knowledge, the above representations, warranties, acknowledgments and agreements of Borrower are true, correct and complete.



                                            PIONEER NATURAL
                                            RESOURCES USA, INC.

                                            By:
                                            Name:
                                            Title


                                  Exhibit Q-2

                                   Schedule 1

              Schedule of Lenders' Commitments and Percentage Share


Schedule 1 has been omitted from this filing as (i) it is not material to an investment decision and (ii) the information that it contains has been disclosed elsewhere if disclosure of such information is required. Pioneer Natural
Resources Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.





                                 Schedule 1 - 1

                                   Schedule 2

                               Disclosure Schedule

Schedule 2 has been omitted from this filing as (i) it is not material to an investment decision and (ii) the information that it contains has been disclosed elsewhere if disclosure of such information is required. Pioneer Natural
Resources Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.








                                 Schedule 2 - 1

                                   Schedule 3

                       Schedule of Restricted Subsidiaries

Schedule 3 has been omitted from this filing as (i) it is not material to an investment decision and (ii) the information that it contains has been disclosed elsewhere if disclosure of such information is required. Pioneer Natural
Resources Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.






                                 Schedule 3 - 1

                                   Schedule 4

                              Schedule of Insurance



Schedule 4 has been omitted from this filing as (i) it is not material to an investment decision and (ii) the information that it contains has been disclosed elsewhere if disclosure of such information is required. Pioneer Natural
Resources Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.









                                 Schedule 4 - 1

                                   Schedule 5

                        Schedule of Security Instruments


Schedule 5 has been omitted from this filing as (i) it is not material to an investment decision and (ii) the information that it contains has been disclosed elsewhere if disclosure of such information is required. Pioneer Natural
Resources Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.





                                 Schedule 5 - 1